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                                                                   Exhibit 10.15
                                                                  EXECUTION COPY

                          STRATEGIC ALLIANCE AGREEMENT

                          Dated as of February 22, 2001

                                 by and between

                              ALTUS BIOLOGICS INC.

                                       and

                  CYSTIC FIBROSIS FOUNDATION THERAPEUTICS, INC.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                TABLE OF CONTENTS
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ARTICLE I. DEFINITIONS..................................................................     1

   1.1   USE OF DEFINED TERMS...........................................................     7
   1.2   ACCOUNTING TERMS...............................................................     7
   1.3   SECTIONS, EXHIBITS AND SCHEDULES...............................................     7
   1.4   MISCELLANEOUS TERMS............................................................     7

ARTICLE II. ALLIANCE AND THE ALLIANCE GRANT FUNDING.....................................     7

   2.1   THE ALLIANCE...................................................................     7
   2.2   MANAGEMENT OF  THE ALLIANCE....................................................     8
   2.3   OBLIGATIONS OF THE COMPANY.....................................................    10
   2.4   OBLIGATIONS OF CFFTI...........................................................    12
   2.5   FUNDINGS.......................................................................    13
   2.6   LICENSE FEE....................................................................    14

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY..............................    14

   3.1   ORGANIZATION...................................................................    14
   3.2   AUTHORITY......................................................................    15
   3.3   CAPITALIZATION.................................................................    15
   3.4   NO CONFLICT....................................................................    16
   3.5   FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES; INDEBTEDNESS....................    16
   3.6   LITIGATION.....................................................................    17
   3.7   INTELLECTUAL PROPERTY..........................................................    17

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF CFFTI.....................................    18

   4.1   ORGANIZATION; AUTHORIZATION; NO CONFLICT.......................................    18
   4.2   INVESTMENT REPRESENTATIONS.....................................................    19
   4.3   CFFTI'S ACKNOWLEDGMENT AS TO INFORMATION.......................................    19
   4.4   LITIGATION.....................................................................    19

ARTICLE V. LICENSES.....................................................................    20

   5.1   CFFTI LICENSE..................................................................    20
   5.2   COMPANY SUBLICENSE.............................................................    21
   5.3   JOINT LICENSE..................................................................    21
   5.4   RETAINED RIGHTS OF THE COMPANY.................................................    21
   5.5   PROSECUTION; ENCUMBRANCES; OTHER MATTERS.......................................    21
   5.6   FURTHER ASSURANCES.............................................................    22

ARTICLE VI. EVENTS OF DEFAULT...........................................................    22

   6.1   COMPANY DEFAULT................................................................    22
   6.2   CONSEQUENCES OF A COMPANY DEFAULT..............................................    23
   6.3   CFFTI DEFAULT..................................................................    23
   6.4   CONSEQUENCES OF A CFFTI DEFAULT................................................    24

ARTICLE VII. CONFIDENTIALITY; PUBLICATIONS; PUBLICITY...................................    25

   7.1   CONFIDENTIALITY................................................................    25
   7.2   PUBLIC ANNOUNCEMENTS...........................................................    25
   7.3   PUBLICATIONS...................................................................    25

ARTICLE VIII. INDEMNIFICATION AND INSURANCE.............................................    26

   8.1   CFFTI INDEMNIFICATION..........................................................    26
   8.2   COMPANY  INDEMNIFICATION.......................................................    26
   8.3   PROCEDURE......................................................................    26

ARTICLE IX. CONDITIONS PRECEDENT........................................................    27

   9.1   CONDITIONS TO OBLIGATIONS OF THE COMPANY AT THE INITIAL GRANT FUNDING..........    27

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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   9.2   CONDITIONS TO OBLIGATIONS OF CFFTI AT THE INITIAL ALLIANCE GRANT FUNDING.......    28

ARTICLE X. TERMINATION..................................................................    29

   10.1   CFFTI RIGHT TO TERMINATE......................................................    29
   10.2   COMPANY'S RIGHT TO TERMINATE..................................................    30
   10.3   OTHER TERMINATIONS OF AGREEMENT...............................................    30
   10.4   CONSEQUENCES OF TERMINATION...................................................    30

ARTICLE XI. MISCELLANEOUS...............................................................    31

   11.1   NOTICES.......................................................................    31
   11.2   CAPTIONS......................................................................    32
   11.3   EXPENSES......................................................................    32
   11.4   NO WAIVER.....................................................................    32
   11.5   SEVERABILITY; INTEGRATED TRANSACTION..........................................    32
   11.6   ENTIRE AGREEMENT..............................................................    32
   11.7   AMENDMENT.....................................................................    32
   11.8   LIMITATION ON ASSIGNMENT......................................................    32
   11.9   GOVERNING LAW.................................................................    32
   11.10  ARBITRATION...................................................................    32
   11.11  COUNTERPARTS..................................................................    33
   11.12  FORCE MAJEURE.................................................................    34
   11.13  INDEPENDENT CONTRACTORS.......................................................    34
   11.14  FURTHER ASSURANCES............................................................    34
   11.15  SURVIVAL......................................................................    34

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                       2
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                                                                  EXECUTION COPY

                          STRATEGIC ALLIANCE AGREEMENT

      This STRATEGIC ALLIANCE AGREEMENT, is made as of February 22, 2001 ("Agreement"), by and between Altus Biologics Inc, a Massachusetts corporation (the "Company"), and Cystic Fibrosis Foundation Therapeutics, Inc., a Maryland corporation ("CFFTI" and collectively, with the Company, the "Parties," and each a "Party").

      WHEREAS, CFFTI has, as one of its principal objectives, the development of therapies that will improve the quality of life for patients suffering from cystic fibrosis and has developed an extensive network of medical providers, researchers, and patients who participate in this effort, and the Company possesses certain skills and technology which can aid in this objective; and

      WHEREAS, the Company and CFFTI wish to collaborate with respect to the farther development, testing, and marketing of a new drug developed by the Company to treat pancreatic insufficiency in cystic fibrosis patients in North America, based on technology developed by the Company and using the expertise and contacts of CFFTI including CFFTI's Therapeutic Development Network; and

      WHEREAS, the Company and CFFTI desire that CFFTI provide grant funding to an aggregate total of Twenty Five Million Dollars ($25,000,000) to fund the Company's development and marketing of TheraCLEC Total(TM) to treat pancreatic insufficiency in cystic fibrosis patients in North America, on the terms and subject to the conditions set forth in this Agreement; and

      WHEREAS, the Company desires to issue to CFFTI, and CFFTI desires that the Company issue it, warrants to acquire up to four hundred thousand (400,000) shares of the Company's common stock, par value $.0l per share (the "Common Stock"), on the terms and subject to the conditions set forth in this Agreement; and

      NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and undertakings hereunder and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      As used in this Agreement, the following terms have the meanings set forth below.

      "AAA" shall have the meaning set forth in Section 11.10 hereof.

      "Affiliate" shall mean any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with any other Person and, for purposes of this Agreement, control shall include the power to elect a majority of the board of directors.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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      "Deadlock Event" shall mean a failure of the ASC to reach agreement on a
Material ASC Matter within the period set forth in Section 2.2 (d) hereof.

      "Development Activities" shall mean activities related to the development and marketing of the Products in North America, which shall include research, development, animal tests, clinical trials and other testing, seeking applicable approvals of governmental bodies and others, manufacturing, marketing, promotion, sales, and distribution activities and any other act or acts required or reasonably necessary to obtain FDA approval for the marketing and distribution of the Products to treat pancreatic insufficiency in cystic fibrosis patients or to otherwise market and sell the Products in compliance with any applicable Law for such treatment, in each case in North America.

      "Encumbrance" shall mean any security agreement, properly filed financing statement, mortgage, lien (statutory or otherwise), or other consignment or bailment given for security purposes, or other title retention agreement, with respect to any material asset of such Person, or, in the case of intellectual property rights, any license materially affecting such rights, whether direct, indirect, accrued or contingent, except for transfer restrictions imposed by the Securities Act, the Securities Exchange Act of 1934, as amended, and/or state securities Laws.

      "Entity" shall mean any corporation, partnership, limited liability company, joint venture, trust, association, unincorporated organization, group or other corporate or non-corporate entity.

      "Fair Market Value" of any shares of Common Stock issued or issuable upon exercise of the Warrants shall mean the fair market value of such shares on the date of determination, which shall be determined as follows:

            (a) if the Common Stock is listed on any domestic securities exchange or quoted in the NASDAQ System or the over-the-counter market, the average of the closing prices of the sales of shares of Common Stock on all securities exchanges on which Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges, or, if on any day shares of Common Stock are not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York City time, or, if on any day shares of Common Stock are not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, as applicable, averaged over the 20 consecutive trading days prior to the date of determination; provided however that notwithstanding the foregoing, the Fair Market Value of the shares of Common Stock issued or issuable upon exercise of the Warrants shall be reduced if and to the extent that a block sale of all of such shares is reasonably likely, in the good faith judgment of a registered broker-dealer who is affiliated with a reputable, nationally recognized brokerage house (and who is independent, that is, has to interest in the contemplated block sale and is not the regular broker-dealer for either CFFTI or the Company), to depress the trading price of shares of Common Stock and the Fair Market Value of the shares of Common Stock issued or issuable upon exercise of the Warrants; and

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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            (b) if at any time the Common Stock is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, then the Fair Market Value of the shares of Common Stock issued of issuable upon exercise of the Warrants shall be determined by an Independent Appraiser (taking into account, among such other factors as appraisers commonly consider, the lack of a public market for such shares, the minority nature and size of stake of such shares, general market conditions and market conditions in the private equity markets related to the Company's business, and any pending bona fide written offer to buy the Shares that CFFTI has received from an unrelated third party) who shall determine and report to the Company and CFFTI the fair market value of the Common Stock not later than 30 days after the date such Independent Appraiser is selected. The Independent Appraiser shall be selected jointly by the Company and CFFTI not later than five days after the Appraisal Date; provided however that if the Company and CFFTI cannot agree on the selection of such an Independent Appraiser within such period, then the Independent Appraiser will be selected by the Company's auditors not later than eight days after the Approval Date.

      "FDA" means the United States Food and Drug Administration, or any successor thereto.

      "Financial Statements" shall have the meaning set forth in Section 3.5 hereof.

      "GAAP" shall mean generally accepted accounting principles of the United States of America.

      "Grace Period" shall mean with respect to a specified Milestone Achievement Date, the number of days that lapsed between such specified Milestone Achievement Date and the immediately preceding Milestone Achievement Date, multiplied by [**].

      "Grant" shall mean $25,000,000 to be funded by CFFTI subject to the conditions and in accordance with the terms of this Agreement.

      "Improvements" means all developments to, enhancements in, and new versions or improvements of the intellectual Property, whether or not patentable, which are invented, developed, discovered or otherwise acquired by or for the Company as a result of the Development Activities hereunder,

      "Independent Appraiser" shall mean one of the nationally recognized accounting firms that regularly engages or has significant experience in the valuation of companies similar to the Company, which has not been engaged by either the Company or CFFTI at any time during the three year period immediately prior to the date on which the Independent Appraiser is selected pursuant to this Agreement.

      "Initial Alliance Grant Funding" shall have the meaning set forth in
Section 2.5(a) hereof.

      "Initial Alliance Grant Funding Date" shall mean the date on which the Initial Grant Funding Amount is paid by CFFTI to the Company.

      "Initial Grant Funding Amount" shall have the meaning set forth in Section 2.5(a) herof.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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      "Intellectual Property" shall mean all, patents, patent applications, rights acquired through patent licenses, Trademarks, trade secrets, software, copyrights, copyright applications, inventions, technologies, know-how, formulae, processes, all other intellectual property and applications for any of the foregoing, owned, leased, licensed, used or held for use, directly or indirectly, by, on behalf of or for the account of the Company and all proprietary rights to such Intellectual Property, which are used or useful for the manufacture, use or sale of the Products owned, leased, licensed used or held for use, directly or indirectly, by, on behalf of or for the account of the Company.

      "Joint License Event" shall have the meaning set forth in Section 5.3 hereof.

      "Judgment" shall mean any unsatisfied judgment, decree, or order of any governmental body having competent jurisdiction.

      "Law" shall mean any statute, ordinance, code, rule, regulation or order enacted, adopted, or promulgated, by any governmental body.

      "License Fee" shall have the meaning set forth in Section 2.6 hereof.

      "Licensed Products" shall have the meaning set forth in Section 5.1 hereof.

      "Material ASC Matter" means a determination by the ASC as to whether a specified Milestone has been met, or as to whether a Technical Failure has occurred, or as to whether the Milestone Grant Funding Plan should be amended pursuant to Section 2.2(b)(i) hereof.

      "Milestone" shall mean a milestone set forth in the Milestone Grant Funding Plan and which has a corresponding Milestone Achievement Date and Grant Funding Amount, each of which is set forth in the Milestone Grant Funding Plan opposite such milestone, as amended from time to time by the ASC. For purposes of the Milestone Grant Funding Plan, the achievement of a Milestone shall include the transmittal of data resulting from Development Activities related to the said Milestone.

      "Milestone Achievement Date" shall mean [******************] specified in the Milestone Grant Funding Plan on which a related Milestone is to be completed, as amended from time to time by the ASC.

      "Milestone Grant Funding Plan" shall mean the Milestone Grant Funding Plan attached hereto as Exhibit 1.1, as the same shall be amended and modified from time to time pursuant to approval of the ASC in accordance with Section 2.2 hereof.

      "Net Sales" shall mean [*************************************************
*] in arm's length sales to unrelated third parties, less the following amounts incurred in the ordinary course of business with respect to such sale to the extent separately included in the invoice for the Product as part of the gross invoiced sales price:

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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            (c) trade, cash and quantity discounts or rebates
[***********************];

            (d) credits or allowances given or made for rejection of or return of, and for uncollectible amounts on, previously sold Products or for retroactive price reductions
[*************************************************************];

            (e) charges for insurance, freight and other transportation costs [******************************] of Product; and

            (f) sales, transfer and other excise taxes levied on the sale or delivery of a Product (including any tax such as a value added or similar tax or government charge) borne by the seller thereof, [*******************************************************].

      "Party" and "Parties" shall have the meaning set forth in the preamble of this Agreement.

      "Person" shall mean any individual, Entity or governmental body.

      "Phase IIb Milestone Date" shall mean the last day of the quarter specified in the Milestone Grant Funding Plan within which Phase IIb is to be completed and all [**********] associated with the Phase IIb transmitted by the Company to CFFTI in accordance with the Milestone Grant Funding Plan.

      "Products" shall mean the pharmaceutical products developed by or on behalf of the Company, currently identified by the Company as "TheraCLEC Total(TM)", and any derivatives thereof, which contain the [***********************] and either or both of the
[***************************], and [*****], and which are, in either case, designed to treat pancreatic insufficiency in cystic fibrosis patients.

      "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

      "Registration Rights Agreement" shall have the meaning set forth in
Section 2.3(c) hereof.

      "Regular Rate" shall mean the rate announced by Fleet Bank from time to time as its prime rate of interest plus [**************].

      "Securities Act" shall mean the Securities Act of 1933, as amended.

      "Shares" shall mean the shares of Common Stock issued or issuable upon exercise of the Warrants.

      "TDN" shall have the meaning set forth in Section 2.4(d) hereof.

      "Team Leader" shall have the meaning set forth in Section 2.2(a) hereof.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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            "Technical Failure" means that (a) none of the Products
[************************************] as determined by the ASC, (b) the
Products' toxicity levels exceed FDA standards and cannot be corrected within a scientifically reasonable period of time as determined by the ASC, or (c) the ASC has reasonably determined that, [******************
***************************************] developed or marketed.

            "Trademarks" shall mean all trademarks, trademark applications, brand names, and trade names used, owned or licensed by the Company that are used or intended to be used in association with the Products.

            "Unresolved Deadlock Event" shall mean a Deadlock Event that is not resolved after completion of the resolution procedures set forth in Section 2.2(d) hereof.

            "Warrants" shall have the meaning set forth in Section 2.3(b) hereof.

            "Work Plan" shall mean the work plan attached hereto as Exhibit 1.2, as the same shall be amended and modified from time to time in accordance with
Section 2.2 hereof.

            1.1 Use of Defined Terms. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class. The use of either gender shall be applicable to both genders.

            1.2 Accounting Terms. All accounting terms not otherwise defined in this Agreement shall be construed in conformity with GAAP.

            1.3 Sections, Exhibits and Schedules. References in this Agreement to Sections, Exhibits and Schedules are to Sections, Exhibits and Schedules of and to this Agreement. The Exhibits and Schedules to this Agreement are hereby incorporated herein by this reference as if fully set forth herein.

            1.4 Miscellaneous Terms. The term "or" shall not be exclusive. The terms "herein," "hereof," "hereto," "hereunder" and other terms similar to such terms shall refer to this Agreement as a whole and not merely to the specific article, section, paragraph or clause where such terms may appear. The term "including" shall mean including, but not limited to unless such qualification already appears.

                                   ARTICLE II

                     ALLIANCE AND THE ALLIANCE GRANT FUNDING

            2.1 The Alliance.

(1) Formation of the Alliance. The Parties hereto hereby agree to associate themselves for the purpose of collaborating on the development, testing, manufacturing, marketing, and promoting of the Products for use in North America with respect to the treatment of pancreatic insufficiency in cystic fibrosis patients (the "Alliance"). The Alliance shall be conducted,

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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operated and administered in accordance with the terms of this Agreement, and no separate or jointly owned corporate or other entity or entities shall be established for the purpose of conducting or administering the joint efforts and endeavors of the Parties hereunder.

                  (2) Relationship of the Parties. The Parties hereto understand and agree that the Alliance is limited to the development, testing, and marketing of the Products for use in North America with respect to the treatment of pancreatic insufficiency in cystic fibrosis patients and to the activities, rights and obligations as set forth in this Agreement. Nothing in this Agreement shall be construed to create or imply a general partnership, limited partnership or other legal entity between the Parties, to make either Party the agent of the other for any purpose, to alter, amend, supersede or vitiate any other arrangements between the Parties with respect to any subject matters not covered hereunder, to give either Party the right to bind the other, to create any duties or obligations between the Parties except as expressly set forth in or arising from this Agreement, or to, grant any direct or implied licenses or any other right other than as expressly set forth herein.

                  (3) Ethical Conduct. In carrying out its responsibilities under this Agreement, each Party agrees that, in all material respects, its activities will be conducted in compliance with all applicable Laws, including the U.S. Food, Drug and Cosmetic Act and the regulations promulgated pursuant thereto or any equivalent applicable Laws pertaining to the subject matter of such Act in other jurisdictions. Neither Party will engage the services of any Person debarred by any relevant governmental body from conducting or participating in any of the activities to be conducted under this Agreement.

      2.2 Management of the Alliance.

            (a) Membership on the ASC. The Parties shall establish an alliance steering committee (the "ASC") consisting of [**] members, [***] of whom shall be appointed (and may be removed by the Company and whose expenses shall be borne by the Company, and [***] of whom shall be appointed by (and may be removed) by CFFTI and whose expenses shall be borne by CFFTI. Each of the members of the ASC shall be required to enter into a confidentiality agreement reasonably acceptable to the Company and CFFTI in connection with their appointment to the ASC. The Company and CFFTI shall each appoint one of its members on the ASC as its "Team Leader". The goal of the ASC shall be to facilitate the Company's development of the Products, its regulatory approval, and the commercial launch of the Products.

            (b) Duties of the ASC. The ASC shall have responsibility for the following activities:

            (i) determining whether Milestones have been met in accordance with the Milestone Grant Funding Plan; provided that, in the event the Company does not satisfy a specified Milestone by the associated [*****************************************] associated therewith, other than
[********************], the ASC may reasonably amend the Milestone Achievement Date, upon a reasonable showing by the Company that A) [******* ******************************************] and B) the Company has exercised and will continue to exercise good faith, reasonable efforts to achieve said Milestones and has made and will continue to apply appropriate resources to such efforts;

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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            (ii) determining whether a Technical Failure has occurred;

            (iii) reviewing and approving the Work Plan and the Milestone Grant Funding Plan and recommending and approving all amendments thereto; provided that the ASC shall cause the Milestone Grant Funding Plan to be amended to take into account any Grace Periods afforded the Company or CFFTI hereunder and any period during which funding by CFFTI was deferred pursuant to the provisions of
Section 2.5(b); and provided further that if any Milestone Achievement is amended by the ASC, all future Milestone Achievement Dates and Funding Amounts shall be adjusted to reflect the said amendments;

            (iv) ensuring that Development Activities are monitored in accordance with legal and regulatory requirements; and

            (v) making recommendations regarding the following matters: clinical trials, the acquisition and use of resources including the application for necessary approvals from governmental bodies, patent applications or controversies, and priorities among the various Development Activities.

            (c) Meetings; Voting. The ASC shall meet in connection with each Milestone Achievement Date and as needed to determine whether the related Milestone has been achieved, but in any event no fewer than [**] times per year, at the place and in the manner determined jointly by the Team Leaders. All decisions of the ASC shall be made by the affirmative vote of the members appointed by the Company (who shall each be entitled to cast one vote) and the members appointed by CFFTI (who shall each be entitled to cast one vote), and the ASC may act so long as at least two members appointed by the Company and two members appointed by CFFTI are present at a meeting or execute a written consent, in lieu thereof. Decisions of the ASC are binding on the Parties and may be made at (i) a regularly scheduled meeting (including via teleconference or video conference) or (ii) at a special meeting called by the Team Leaders or
(iii) by written consent of at least two members appointed by the Company and two members appointed by CFFTI. Persons other than members of the ASC may be present at meetings of the ASC (and their expenses shall be borne by the Party requesting such Person's presence) if [************************] or the ASC determines that it is necessary or appropriate and, if requested by either Party, provided such Person or Persons agree to execute appropriate confidentiality agreements in a form agreed upon by the Parties prior to attendance at such meeting.

            (d) Deadlock Events. In the event that the ASC is unable to agree with respect to any Material ASC Matter within [*******************], then on the [********************] a Deadlock Event shall be deemed to have occurred, and the determination of the said Material ASC Matter will be accelerated [*************************************]. If the [*********************] cannot reach resolution within [***************], then each Party will [***************************] (who shall not be [******************************
*************] of such Party or a member of the ASC) to meet and negotiate in good faith to reach a fair and reasonable resolution to the controversy. If such board members cannot reach resolution within [***************], then the Parties shall promptly participate in mediation before an impartial mediator certified by the AAA and mutually agreeable to the Parties. Such mediation shall take place at a location

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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agreed upon by the Parties, and if they do not agree, the first such mediation shall take place in Washington, D.C., and the second such mediation shall take place in Boston, Massachusetts and thereafter the locations shall continue to alternate. The expenses of such mediator shall be shared by the Parties equally. Any decision made pursuant to this Section shall be binding on the Parties. If no decision is reached [***************] after mediation has occurred, then such Deadlock Event shall continue and be deemed an Unresolved Deadlock Event for purposes of this Agreement.

            (i) If a Deadlock Event occurs then CFFTI
[*************************] CFFTI Funding Amount that [*******************]
during the period in which the resolution procedures set forth in Section 2.2(d) are occurring with respect to the related Deadlock Event, and the Company [**********************************] Development Activities in support thereof;

            (ii) If an Unresolved Deadlock Event occurs and
[**********************] Development Activities, this Agreement shall be terminated as set out in Section 10.3.

            (iii) If an Unresolved Deadlock Event occurs, and the Company determines to proceed thereafter with Development Activities, then CFFTI [***************************] CFFTI Funding Amount that
[**************************] the end of the applicable Grace Period after the effective date of the Unresolved Deadlock Event, which shall be determined [******************] between the Milestone Achievement Date of the next Milestone to be achieved and the Milestone Achievement Date of the last Milestone that was achieved according to the ASC, at which time such CFFTI Funding Amount [**********************], provided however, thereafter, after a Milestone has been achieved, the CFFTI Funding Amount shall be due [**************] after receipt of an invoice from the Company and CFFTI shall promptly pay such amounts, or be in default under Section 6.3.

            (iv) If an Unresolved Deadlock Event occurs and CFFTI determines to proceed thereafter with funding of Development Activities, then the Company [************************] if it does not achieve the said Milestone within the applicable Grace Period, determined by [***************] between the Milestone Achievement Date of the next Milestone to be achieved and the Milestone Achievement Date of the last Milestone that was achieved according to the ASC, provided CFFTI [********************************] under the Milestone Grant Funding Plan.

            (e) Minutes. The ASC shall keep minutes of its deliberations that record in reasonable detail all actions recommended or taken. Drafts of the minutes shall be delivered to each of the Team Leaders within a reasonable time not to exceed fifteen business days after the meeting. The Party hosting the meeting or a member of the ASC designated by the Team Leaders as secretary of such meeting, as applicable, shall be responsible for the preparation and circulation of the draft minutes. Draft minutes may be edited by the Team Leaders and shall be issued in final form within a reasonable time not to exceed [********] days after the meeting only with their approval and agreement as evidenced by their signatures on the minutes.

      2.3 Obligations of the Company. Subject to the terms and conditions of this Agreement, the Company shall:

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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            (a) authorize the execution and delivery of this Agreement, the
Warrants and the Registration Rights Agreement, and the performance of its obligations hereunder and thereunder;

            (b) upon execution of this Agreement, issue and deliver to CFFTI warrants to acquire an aggregate of four hundred thousand (400,000) shares of Common Stock in the form of Warrant 5-A ("Warrant A") and Warrant 5-B ("Warrant B"), attached hereto as Exhibit 2.3(b)(i) and (ii) respectively (together the "Warrants");

            (c) execute and deliver to CFFTI the Registration Rights Agreement in the form attached hereto as Exhibit 2.3(c) (the "Registration Rights Agreement");

            (d) grant to CFFTI the licenses set forth in Article V herein below;

            (e) control and be primarily responsible for the conduct of the Development Activities, engage in Development Activities at all times during the term of this Agreement and, without limiting the foregoing, use good faith reasonable efforts (i) to develop the Products and bring the Products to market in North America as soon as reasonably practicable, and in any event in accordance with the Milestone Grant Funding Plan and the Work Plan, (ii) to obtain all necessary approvals of applicable governmental bodies for the marketing and distribution of the Products in North America, and (iii) market and distribute the Products in North America after such approvals are obtained. Development Activities will be conducted by the Company, or the Company will cause its subcontractor to conduct Development Activities, in accordance with accepted ethical principles and regulatory requirements in facilities selected by the Company which are reasonable and adequate for the conduct of Development Activities;

            (f) use the Grant funds received hereunder to fund Development Activities, and to the extent that additional resources and funding in excess of the Grant amounts funded by the CFFTI under this Agreement are required for the Company to satisfy the next succeeding Milestone set forth on the Milestone Grant Funding Plan, the Company shall provide all such additional resources and funds, and together with the invoice to be delivered pursuant to Section 2.5(b) in connection with the funding of the Grant next following a Milestone Achievement Date, the Company will provide the ASC with a summary of the Company's plans for funding or providing resources equivalent to the amount set forth on the Milestone Grant Funding Plan under the heading "Company Funding Amount", on a [*******] basis during the period from the date of such Milestone Achievement Date until the next occurring Milestone Achievement Date;

            (g) provide the ASC with a written report within [*********] following the end of each fiscal quarter, documenting in reasonable detail the Development Activities conducted by the Company during such quarter, and indicating (i) whether any Milestone identified on the Milestone Grant Funding Plan has been achieved during such quarter, (ii) any material deviation from the schedule of work shown in the Work Plan, and (iii) the Company's analysis as to whether the next succeeding Milestone is likely to be satisfied by the related Milestone Achievement Date or, if not, by the end of the related Grace Period, and if not, the identified reason or reasons for the anticipated delay;

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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            (h) consult from time to time with the ASC, CFFTI, and the TDN concerning the Development Activities and use the TDN, at the sole expense of the Company (which expense may be satisfied using the Grant funding to be provided by CFFTI hereunder), in conducting clinical trials needed in connection with the Development Activities and the Products;

            (i) pay the License Fees to CFFTI as set out in Section 2.6 or the royalties provided in Section 10.1(c) hereinbelow if applicable;

            (j) keep records of amounts expended on Development Activities that are complete and accurate in all material respects, and permit CFFTI, with reasonable written notice to the Company, to cause an independent, certified public accountant reasonably acceptable to the Company to audit such records not more than [************] at the place or places of business where such records are customarily kept at a mutually convenient time and subject to execution by the accountant of a reasonable confidentiality agreement acceptable to the Company, in order to verify the reasonable accuracy of the reports of amounts spent in respect of Development Activities; provided that CFFTI [**********************] of such audit unless such audit discloses that the Company has materially misstated the amount(s) expended on Development Activities, in which event, the Company [****************************] of such audit;

            (k) permit the members of the ASC appointed by CFFTI, upon reasonable notice and at reasonable intervals and during normal business hours, to confer with the financial, legal, technical, scientific and accounting representatives of the Company and be furnished all relevant documents, records and other information concerning the Products and the Development Activities that such persons, with the consent or approval of the ASC, may reasonably request;

            (l) participate in the ASC [****************]; and

            (m) prior to the initial public offering of the Company's Common Stock, deliver to CFFTI (i) as soon as practicable after the end of each fiscal year of the Company, and in any event on or within [*********************] days thereafter, an unaudited balance sheet of the Company as of the end of such year and unaudited statements of income and stockholders' equity for such year; and
(ii) as soon as practicable after the end of each fiscal quarter (except the last fiscal quarter of each fiscal year), and in any event on or before or within [************] days thereafter, an unaudited balance sheet of the Company as of the end of such quarter, and an unaudited statement of income for each quarter and for the current fiscal year to date, and, if available, audited statements and any other financial statements or reports provided generally to holders of the Company's securities in the ordinary course of business.

      2.4 Obligations of CFFTI. Subject to the terms and conditions of this Agreement, CFFTI shall:

            (a) authorize the execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants and the performance of its obligations hereunder and thereunder, and obtain the authorization and approval of any Affiliate that will provide funds to be used in the Grant;

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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            (b) effective as of December 31, 2000 commit to provide the Grant and thereafter provide non-refundable grant funding to the Company in accordance with Section 2.5 in the total amount of twenty five million dollars ($25,000,000) to support the development and testing of the Products;

            (c) use good faith reasonable efforts to cause the Company to be provided with the names of prospective patients and medical providers who may participate in the development of the Products and in clinical testing;

            (d) provide the Company with reasonable access to its Therapeutic Development Network of medical providers, patients, researchers, and others who are involved in the care and treatment of cystic fibrosis patients ("TDN") and use reasonable efforts to promote the involvement of TDN in the development and testing of the Products, in each case in a manner and consistent with the recommendation of the ASC;

            (e) grant to the Company the sublicense set forth in Article V;

            (f) participate in the ASC [****************]; and

            (g) provide reasonable assistance and cooperation requested by the Company in support of the expeditious development, testing, regulatory approval and market launch of the Products, in a manner and consistent with the recommendation of the ASC in support of Development Activities.

      2.5 Fundings.

            (a) Upon satisfaction (or waiver) of the conditions thereto set forth in this Agreement, the closing of the issuance of the Warrants and the first payment of the Grant (the "Initial Alliance Grant Funding") shall take place at the offices of Swidler Berlin Shereff Friedman, LLP, 3000 K Street, NW, Washington, DC 20007, on February 20, 2001 or at such other place and date as the Parties may agree in writing, but in no event later than February 22, 2001. At the Initial Alliance Grant Funding, the Parties shall deliver the documents and agreements they are required to deliver pursuant to Article IX hereof CFFTI shall pay [*****************************************************] of the Grant
by wire transfer of immediately available funds to the account specified in
Schedule 2.5(a) (the "Initial Grant Funding Amount"), and the Parties shall deliver such other documents, agreements and certificates as a Party may reasonably request in connection with the Initial Alliance Grant Funding.

            (b) Subject to the terms and conditions of this Agreement, CFFTI shall make additional Grant payments to the Company within [*********] after receipt of an invoice from the Company therefore delivered in accordance with the Milestone Grant Funding Plan (but in no event shall CFFTI be required to make a Grant payment prior to [************************************] specified on the Milestone Grant Funding Plan) by paying the specified CFFTI Funding Amount by wire transfer of immediately available funds to the account specified in Schedule 2.5(a) attached hereto provided that no Technical Failure shall have occurred as of the date of such payment; and provided, further:

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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            (i) If CFFTI has paid the Initial Grant Funding Amount and each of the CFFTI Funding Amounts previously invoiced and due in accordance with the terms hereof, and the Company
[**************************************************************], then CFFTI will not be obligated to [***************************] of the Grant or any further CFFTI Funding Amounts that would otherwise be due pursuant to invoices provided by the Company in accordance with the Milestone Grant Funding Plan until [************************], at which time CFFTI's obligation to make [*******] payments of the CFFTI Funding Amounts shall resume in accordance with the Milestone Grant Funding Plan as revised to reflect the extension of time, provided CFFTI shall not be relieved of paying any amounts on the Milestone Grant Funding Plan;

            (ii) If a Company Default [****************] then CFFTI shall not be obligated to fund any CFFTI Funding Amount that would otherwise be due; and

            (iii) With respect to each CFFTI Funding Amount due immediately following a Milestone Achievement Date, the invoice related to such CFFTI Funding Amount shall be accompanied by a certificate on behalf of the Company stating that the previous related Milestone has been achieved.

      2.6 License Fee. On the date on which the Company obtains approval from the FDA to market and distribute the Products in North America (the "Approval Date"), the Company shall be obligated to pay to CFFTI an amount in cash in United States dollars equal to the amount by which [***************************] exceeds the [********************************] (such excess is referred to herein as the "License Fee") and upon payment in full of the License Fee, the license granted to CFFTI under Section 5.1 and all sublicenses thereunder shall terminate, and CFFTI shall be obligated to transmit to the Company all products and information and promotional or marketing materials and data relating to the Products that are in the possession of CFFTI or any sublicensees of CFFTI other than the Company. The License Fee shall be paid as follows: (i) [*********] after the Approval Date, the Company shall pay by wire transfer of immediately available funds to an account designated in writing by CFFTI an amount equal to the greater of (a) [********] or (b) [******************] of the License Fee,
whichever is higher, and (ii) [******************************], the Company
shall pay by wire transfer of immediately available funds to an account designated in writing by CFFTI an amount equal to the greater of (a) [********] or (b) [******************] of the License Fee, whichever is higher (plus interest accrued through such date on [***] of the License Fee) until the License Fee (plus all accrued interest thereon) has been paid in full. Interest on the outstanding balance of the License Fee shall be [************************] on the outstanding balance of the License Fee at [************]. If a Company Default occurs following the Approval Date, the entire unpaid License Fee shall become immediately due and payable without any action of CFFTI, and the Company shall immediately pay such amount to CFFTI, and such overdue amounts shall bear interest at a rate equal to [********************************].

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      As a material inducement to CFFTI to enter into this Agreement and to consummate the transactions contemplated herein, the Company represents and warrants to CFFTI as follows:

      3.1 Organization. The Company is a corporation duly incorporated, validly existing and in good corporate standing under the Laws of the Commonwealth of Massachusetts. The Company has full corporate power and authority to own and lease its Properties and carry on its Business and is duly qualified, registered or licensed as a foreign corporation to do business and is in good standing in each jurisdiction in which the ownership or leasing of its Properties or the character of its operations makes such qualification, registration or licensing necessary except where the failure to be so qualified registered or licensed would not have a material adverse effect on the Business of the Company. The Company has previously delivered to CFFTI true, correct and complete copies of its Charter Documents, as amended to date and as currently in effect.

      3.2 Authority. The Company has the corporate right, power and authority to carry on the Business and to execute and deliver this Agreement, the Warrants and each of the other Company Closing Documents required to be executed and delivered at the Initial Alliance Grant Funding and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and each of the other Company Closing Documents required to be executed at the Initial Alliance Grant Funding and the consummation of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement, any of the other Company Closing Documents required to be executed at the Initial Alliance Grant Funding or the consummation of the transactions contemplated by this Agreement. This Agreement and each of the other Company Closing Documents required to be executed at the Initial Alliance Grant Funding have been duly and validly executed by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights.

      3.3 Capitalization.

            (a) Immediately prior to the Initial Alliance Grant Funding, (i) the authorized capital of the Company consist of 15,000,000 shares of Common Stock and 537,500 shares of Preferred Stock, of which 2,836,787 of Common Stock, 450,000 shares of Redeemable Preferred Stock and 87,500 shares of Convertible Preferred Stock are issued and outstanding. The Company holds no shares of capital stock of the Company in its treasury. The Company has reserved 3,000,000 shares of Common Stock for issuance under option plans. All of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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            (b) From the date hereof, until such time as the Warrants is exercised, the Company will have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of the Warrants.

            (c) Except as set forth on Schedule 3.3(c), upon issuance to CFFTI in accordance with the terms of the Warrants, the Shares will be duly authorized, validly issued, fully paid, and non-assessable and will be free and clear of any Encumbrances, preemptive rights, restrictions on use, voting or transfer rights created by or through the Company other than as set forth in this Agreement, the Warrants, or the Charter Documents or that arise or exist as a result of Law.

            (d) Except as set forth on Schedule 3.3(d), there are (i) no outstanding rights, conversion rights, agreements, commitments or preemptive or other similar rights of any kind relating to the issuance, sale, purchase, redemption, voting or transfer of any shares of capital stock or other securities of the Company to which the Company is a party, and (ii) no outstanding registration rights or voting rights agreements to which the Company is a party. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (e) Assuming the truth and accuracy in all respects of CFFTI's representations and warranties set forth in the Investor's Representation Letter and in Sections 4.2 and 4.3 below as of the date of the Initial. Alliance Grant Funding, and assuming the truth and accuracy in all respects of CFFTI's representations and warranties set forth in the Investor's Representation Letter and in Sections 4.2 and 4.3 below as of the date of issuance of the Shares by the Company to CFFTI pursuant to the Warrants, the issuance of the Warrants and the Warrant Shares to CFFTI, are or will be, as the case may be, exempt from the registration requirements of the Securities Act and the securities laws of the Commonwealth of Massachusetts and the State of Maryland as such Laws are in effect as of the date hereof.

      3.4 No Conflict. Except as set forth on Schedule.3.4, neither the execution and delivery of this Agreement or the Company Closing Documents nor the consummation of the transactions contemplated hereby and thereby will (a) violate any provision of the Charter Documents of the Company, (b) violate, be in conflict with, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, result in the termination of, accelerate or excuse the performance required by any Person of any of its obligations under, cause the acceleration of the maturity of any material amount of debt or material obligation pursuant to or result in the creation or imposition of any material Encumbrance upon any property of the Company under, any material contract to which the Company is a party or by which any of its property is bound or subject such that any such occurrence will have a material adverse effect on the Company, or (c) subject to compliance with applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and except for compliance with federal and state securities laws which are separately addressed in Section 3.3(e) above, violate in any material manner any Material Law or Judgment applicable to the Company or its Properties.

      3.5 Financial Statements; Undisclosed Liabilities; Indebtedness.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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            (a) The Company's Confidential Offering Memorandum dated
[**********] (the "PPM") contains copies of the audited balance sheets of the Company for the year ended December 31, 1999 and the related audited statements of operations, statements of stockholder's equity and statements of cash flows, together with any related notes thereto, for the year ended December 31, 1999 and (ii) the unaudited balance sheet of the Company as of September 30, 2000 for the nine months ended September 30, 2000 (collectively, the "Financial Statements"). Each of the Financial Statements fairly present in all material respects, as the case may be, the financial condition, assets and liabilities of the Company as of date thereof or the Company's results of operations and changes in the Company's financial position for the period set forth therein. Each of the Financial Statements was prepared in accordance with GAAP consistently applied during the relevant period, except as otherwise set forth in the notes thereto and subject, in the case of the unaudited Financial Statements, to normal and recurring year-end adjustments and the omission of footnotes.

            (b) Except as disclosed in Schedule 3.5(d), as of the date hereof the Company has not incurred any material liabilities or material obligations of any nature, whether or not accrued, absolute, contingent or otherwise, other than liabilities adequately provided or reserved for in the Financial Statements or disclosed in any related notes thereto.

            (c) Since September 30, 2000, there has been no material adverse change in the Business of the Company, or any damage or impairment to, or destruction or loss, sale, assignment, transfer, lapse or Encumbrance of any Intellectual Property (whether or not covered by insurance) that could reasonably be expected to have a material adverse effect on the Development Activities.

      3.6 Litigation. There is no litigation, arbitration, claim, action, suit, governmental or other proceeding (formal or informal) to which the Company is a party or to the knowledge of the Company, investigation pending or, threatened against or affecting the Company, its Business or the Intellectual Property that could reasonably be expected to have a material adverse effect on the Development Activities or that could reasonably be expected to affect in a material adverse manner the ability of the Company to comply in all material respects with its obligations under this Agreement.

      3.7 Intellectual Property.

            (a) Trademarks. Schedule 3.7(a) sets forth as of the date hereof an accurate, correct and complete list of all United States trademarks, trademark applications, trademark registrations, brand names, and trade names owned or licensed by the Company that relate to the Products (the "Trademarks") and no other Person has been granted by the Company (or to the knowledge of the Company, has been granted by any other Person) any rights, or has any interest, in such. The Company owns and possesses all right, title and interest, or holds a valid license, in and to the Trademarks. No claim has been asserted or, to the knowledge of the Company, threatened by any Person regarding the use or licensing by the Company of the Trademarks. To the knowledge of the Company, its use of the Trademarks does not violate or infringe, and has not in the past violated or infringed, in each ease in any material manner the rights of any Person and no material claims have been asserted by the Company against any other Person claiming infringement of its Trademarks.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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            (b) Patents and Know-how. Schedule 3.7(b) sets forth as of the date hereof an accurate, correct and complete list of patents and patent applications owned or licensed by the Company that are reasonably necessary to the development, testing or use of the Products (the "Patent Rights"). The Company owns and possesses all right, title and interest, or holds a valid license, in and to the Patent Rights. No claim has been asserted or, to the knowledge of the Company, threatened by any Person regarding the use or licensing by the Company of the Patent Rights. To the knowledge of the Company, its use of the Patent Rights does not violate or infringe, and has not in the past violated or infringed, in each case in any material manner the rights of any Person and no material claims have been asserted by the Company against any other Person claiming infringement of the Patent Rights.

            (c) All rights and licenses to the Intellectual Property and Improvements that are reasonably necessary or useful for making, using or selling the Products have been licensed to CFFTI pursuant to Section 5.1 hereunder.

            (d) Other than as set forth in (a) (b) and (c) hereinabove, the Company makes no representations or warranties with respect to the Intellectual Properly. Without limiting the generality of the foregoing, the Company does not warrant the results of the Development Activities or that the Patent Rights or Intellectual Property will be fit for a particular purpose or merchantable or will not violate or infringe the rights of any third parties.

      3.8 No Brokers, Finders or Investment Bankers. Neither the Company nor to its knowledge any of its executive officers or directors has employed any broker or finder or investment banker or incurred any liability which remains unsatisfied for any brokerage or finder's fees or commissions or similar payments in connection with this Agreement or the transactions contemplated by this Agreement for which CFFTI could become liable.

      3.9 Subsidiaries. Other than Altus Biocatalysis, Inc., a Delaware corporation ("Altus Biocatalysis"), the Company has no subsidiaries. Altus Biocatalysis was incorporated as a wholly owned subsidiary of the Company. Altus Biocatalysis is not currently engaged in and has never been engaged in any business nor does it own any assets or property.

      3.10 Compliance with Law. The Company has conducted its Business in all material respects in compliance with applicable.

      3.11 Assets. To the Company's knowledge, the Company owns or has a valid right to use all material Property that is used by the Company to conduct its business as presently conducted except where the failure to own or have a valid right to use would not have a material adverse effect on the Business of the Company.

      3.12 Affiliates. Except for contracts and transactions with [*********************************] or its officers or directors described in the PPM or listed on Schedule 3.3(d) or 3.5(b) and for employment or employment related benefits, the Company is not party to any material contracts with any Affiliates.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF CFFTI

      As a material inducement to the Company to enter into this Agreement and to consummate the transactions contemplated herein, CFFTI represents and warrants to the Company as follows:

      4.1 Organization; Authorization; No Conflict. CFFTI is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Maryland. CFFTI is an Affiliate of the Cystic Fibrosis Foundation ("CFF"). CFFTI has full corporate, right, power and authority to execute and deliver this Agreement, the Registration Rights Agreement, and the Warrants and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants and the consummation of the transactions contemplated hereby and thereby and the acceptance of the Warrants have been duly and validly authorized by all necessary corporate action on the part of CFFTI and the CFF and no other proceedings are necessary on the part of CFFTI or the CFF to authorize this Agreement, the Registration Rights Agreement, or the Warrants or the consummation of the transactions contemplated by this Agreement, the Warrants or the Registration Rights Agreement. This Agreement, the Registration Rights Agreement and the Warrants and have been duly and validly executed by CFFTI and constitute the legal, valid and binding obligations of CFFTI enforceable against CFFTI in accordance with their respective terms. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by CFFTI and the consummation of the transactions contemplated hereby and thereby do not and will not (a) require the consent of any Person that has not been obtained; (b) violate any provision of the Charter Documents of CFFTI;
(c) violate, conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, result in the termination of, accelerate or excuse the performance required by any Person of any of its obligations under, cause the acceleration of the maturity of any material amount of debt or material obligation pursuant to or result in the creation or imposition of any material Encumbrance upon any Property of CFFTI under, any material contract to which CFFTI is a party or by which it or its Property is bound or subject such that any such occurrence will have a material adverse effect on CFFTI or violate in any material manner any material Law or any Judgment applicable to CFFTI or its Properties. CFFTI has previously provided to the Company true, correct and complete copies of its Charter Documents, as amended to date and as currently in effect.

      4.2 Investment Representations. CFFTI is acquiring the Warrants and the Shares for its own account, for investment, and not with a view to, or for sale in connection with, the distribution thereof or of any interest therein. CFFTI is an accredited investor as such term is defined in Rule 501(a) of the Regulation D promulgated under the Securities Act. Without limiting the foregoing, CFFTI has adequate net worth and means of providing for its current needs and contingencies and is able to sustain a complete loss of the investment in the Company as contemplated by this Agreement and in the Warrants, has no need for liquidity in such investment and its illiquid investments are not excessive given its liabilities, current needs, net worth and business. CFFTI was not formed for the purpose of acquiring the Warrants or the Shares. CFFTI has sufficient knowledge and experience in financial and business matters to be

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capable of evaluating the merits and risks of an investment in the Company as contemplated by this Agreement and the investment represented by the Warrants and the Shares, and CFFTI has evaluated the merits and risks of the investment in the Company as contemplated by this Agreement and investment represented by Warrants and the Shares. CFFTI understands that the offer and sale of the Warrants and the Shares has not been and will not be registered under the Securities Act, that the Warrants and the Shares have not been and will not be registered under applicable state securities Laws and that the Warrants and the Shares may not be sold or otherwise disposed of unless registered under the Securities Act and applicable state securities Laws or disposed of pursuant to an exemption thereto.

      4.3 CFFTI's Acknowledgment as to Information. CFFTI has received from the Company such information as CFFTI has deemed necessary and relevant in connection with the transactions contemplated by this Agreement, the Warrants, and the Warrant Shares and CFFTI has had the opportunity to ask questions of and receive answers from persons acting on behalf of the Company necessary to verify the information so obtained.

      4.4 Litigation. There is no litigation, arbitration, claim, action, suit, governmental or other proceeding (formal or informal), to which CFFTI or CFF is a party or to the knowledge of CFFTI, investigation pending or, threatened against or affecting CFFTI or CFF, the business of CFFTI as currently conducted or as proposed to be conducted in the future and the operations, and assets of CFFTI or CFF that could reasonably be expected to have a material adverse effect on the funding of the Grant or that could reasonably be expected to affect in a material adverse manner the ability of CFFTI to comply in all material respects with its obligations under this Agreement.

      4.5 No Brokers, Finders or Investment Bankers. Neither CFFTI nor to its knowledge any of its Affiliates, executive officers or directors has employed any broker or finder or investment banker or incurred any liability which remains unsatisfied for any brokerage or finder's fees or commissions or similar payments in connection with this Agreement or the transactions contemplated by this Agreement for which CFFTI could become liable.

                                    ARTICLE V

                                    LICENSES

      5.1 CFFTI License.

            (a) Grant of License to CFFTI. Subject to all the terms and conditions of this Agreement, the Company hereby confers upon CFFTI an exclusive, [*************************] license to practice and use the Intellectual Property and all Improvements thereon in order to make, use, or sell the Products (the "Licensed Products"), for all uses and in all applications and indications within North America, and except as provided in
Section 5.2, the Company shall not use the Licensed Products within North America for any purpose. The license granted in this Section 5.1 includes [******************************************************************************
**********] within North America, subject to the conditions on CFFTI's license under Section 5.1 of this Agreement and retained rights of the Company under
Section 5.4 of this Agreement. To the extent that the

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Licensed Products includes copyrights in software and other documentation, CFFTI shall have the right to make, retain and use such copies of the software and documentation as are reasonably necessary to exercise its rights hereunder.

            (b) Conditions of License. As a material condition of the license granted in this Section 5.1, CFFTI shall, and shall require any of its sublicensees to provide the Company with copies of any clinical data that the Company does not already have, which results from testing, use or sale of the Products in North America, within [********] of the receipt of such data by CFFTI or its sublicensee, and throughout the term of this license, the Company shall provide CFFTI with [******************************], use, or sale of the Products outside of North America, and in North America, if the sublicense granted under Section 5.2 is in effect, within sixty days of the preparation or receipt of such data by the Company or its sublicensee.

            (c) Termination of License. The license granted in this Section 5.1 shall terminate on the first to occur of (i) the payment in full of the License Fees pursuant to Section 2.6, (ii) the date on which a CFFTI Default occurs;
(iii) the date on which CFFTI terminates this Agreement under Section 10.1(c),
(iv) the date on which a Technical Failure has occurred, (v) the date on which the Parties mutually agree not to proceed with Development Activities following the occurrence of an Unresolved Deadlock Event, or (vi) upon the occurrence of a Bankruptcy Event of Default with respect to CFFTI.

      5.2 Company Sublicense. Subject to all the terms and conditions of this Agreement, CFFTI, hereby confers upon the Company an exclusive [********************] sublicense of equal scope to the license in Section 5.1 hereinabove, to make, use, or sell the Licensed Products for [*******************************] within North America [*************]. The sublicense granted in this Section 5.2 shall terminate on the first to occur of
(a) [******] on which the [****************************] terminates, or (b) the date of a [*************]. Any sublicense granted hereunder shall be restricted by the restrictions and conditions of this Company sublicense.

      5.3 Joint License. Subject to the terms and conditions of this Agreement, each of CFFTI and the Company agree that upon termination of the license and sublicense granted pursuant to Sections 5.1 and 5.2, respectively, because of a Technical Failure or because the Parties mutually agree following the occurrence of an Unresolved Deadlock Event not to proceed with Development Activities (a "Joint License Event"), the Licensed Products shall be licensed jointly, and hereby is exclusively licensed jointly, to each of CFFTI and the Company [**************************************************] within North America. All actions and decisions with respect to the Licensed Products following a Joint License Event shall be made [******************************], and in the event that the Licensed Products is sublicensed, sold, or otherwise transferred for value by mutual agreement of the Parties, all proceeds received or receivable in such transaction shall be allocated and distributed as follows:

            (a) First, [******************] has received an amount in cash and/or cash equivalents equal to [********************************************]
as of the date of such Joint License Event (the "Funded Grant Amount");

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            (b) Second, [**************************] has received an amount in cash and/or cash equivalents equal to [*****************************************
*********] during the term of this Agreement for the Products and Development Activities as of the date of such Joint License Event;

            (c) Third, [****************] has received an amount in cash and/or cash equivalents equal to (i) [**********************], less (ii)
[***************************] as of the date of the initial disbursements under this Section 5.3(c) and (B) [*********************], and

            (d) Fourth, all remaining proceeds shall be distributed to the [*****].

      5.4 Retained Rights of the Company. Notwithstanding the grant of any license to CFFTI under Section 5.1 or 5.3, or the termination of the Sublicense granted to the Company under Section 5.2, the Company shall retain all rights, title, licenses and interest in and to the Intellectual Property and Improvements outside of CFFTI's license to the Licensed Products for North America. or the Joint License, respectively, if either of such licenses is in effect, and the Company shall retain the right to use the Licensed Products and all data relating to or arising from the Licensed Products for all uses and in all applications and indications, provided that any products resulting therefrom shrill be distributed or sold by the Company solely outside of North America, and the Company shall retain the rights to use Trademarks for products and purposes unrelated to the Licensed Products.

      5.5 Prosecution; Encumbrances; Other Matters. Until the sublicense granted pursuant to Section 5.2 terminates, (a) the Company shall pursue, prosecute and maintain any Intellectual Property protections, including registrations, with respect to the Licensed Products in the United States [************************************************], (b) the Company shall not create, permit or suffer to exist, and will defend the Licensed Products against and take such other action as is reasonably necessary to remove any Encumbrance on the Licensed Products created by or through the Company (other than any Encumbrances created by this Agreement or disclosed to CFFTI in Schedule 5.5 hereto), or created in the ordinary course of business of the Company; (c) the Company shall be required to make [*********] payments with respect to the Licensed Products (including without limitation, payments in respect of licenses, regulatory filings and applications, taxes, royalties and other sums that may become due in respect of the Licensed Products), and (d) CFFTI may, but shall not be required to, take any steps CFFTI reasonably deems necessary or appropriate to preserve any Licensed Products or any rights against third parties to any of the Licensed Products, at any time when the Company has failed to do so, provided CFFTI has first provided the Company with written notice of the action CFFTI reasonably deems necessary or appropriate to preserve any Licensed Products or any rights against third parties to any of the Licensed Products, and [**************], or such earlier time as is necessary in order that CFFTI rights are not prejudiced by delay the Company has not taken the said action or a reasonable alternative course of action, and the [************************************************], all documented, reasonable expenses incurred in connection therewith. Until the license granted pursuant to
Section 5.1 terminates CFFTI shall not create, permit or suffer to exist, and will defend the Licensed Products against and take such other action as is necessary to remove any Encumbrance on the

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Licensed Products created by or through CFFTI other than the Encumbrances created by this Article V or in the ordinary course of business of CFFTI.

      5.6 Further Assurances. Each of the Parties shall give, execute, deliver, file and/or record such notices, instruments, documents, agreements or other papers that may be necessary or desirable (in the reasonable judgment of the other Party) to create, preserve, perfect or validate the license, sublicense and, if applicable, joint license granted pursuant hereto or to enable each of the Parties to exercise and enforce its respective rights under this Article V.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

      6.1 Company Default. For purposes of this Agreement, a "Company Default" shall occur upon any of the following events:

            (a) specified Milestone to have been satisfied by a specified Milestone Achievement Date (as amended from time to time by the ASC pursuant to Section 2.2(b)(i) hereinafter) is not satisfied other than [******************* ***************************************************************]. A Company
Default will not occur if after the Company's failure to satisfy a Milestone by the end of the applicable Grace Period, this Agreement has not been terminated pursuant to and in accordance with its terms and [***************************** *********************] with respect to the specified Milestone;

            (b) an Unresolved Deadlock Event shall have occurred, and, provided that no Technical Failure then exists and the Parties have not agreed in writing to terminate this Agreement, thereafter the Company determines not to proceed with Development Activities;

            (c) any material default by the Company in the performance of any of its covenants or agreements in this Agreement that is not cured within [*************] after written notice from CFFTI of the same (it shall be a material default under this section if the license purported to be granted by
Section 5.1 shall fail to be exclusive or otherwise in full force or effect in all material respects (other than in accordance with the terms of this Agreement));

            (d) a case or proceeding under the bankruptcy Laws of the United States of America now or hereafter in effect is filed against the Company or all or substantially all its Property and such petition or application is not dismissed within [******] after the date of its filing or the Company shall file any answer admitting or not contesting such petition or application; or

            (e) a case or proceeding under the bankruptcy Laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation Law or statute of any jurisdiction now or hereafter in effect (whether at a law or equity) is filed by the Company for all or substantially all of its Property.

      6.2 Consequences of a Company Default. Upon the occurrence of a Company Default, and at any time thereafter unless and until such Company Default has been waived by

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CFFTI or cured to the reasonable satisfaction of CFFTI, CFFTI may terminate the sublicense in Section 5.2 immediately, and CFFTI may take any such action as CFFTI may have been afforded expressly hereunder or under any other contract or agreement at any time and exercise such other rights as CFFTI may have pursuant to applicable Laws, including without limitation a legal action seeking damages pursuant to the arbitration provisions set forth in Section 11.10. Notwithstanding a Company Default, CFFTI shall retain all rights to the Warrants, and all licenses in and to Licensed Products in North America granted pursuant to Section 5.1 hereunder, subject to the conditions set out in Section
5.1 and the Company's retained rights as set out in Section 5.4 hereunder.

      6.3 CFFTI Default. For purposes of this Agreement, a "CFFTI Default" shall occur upon any of the following events:

            (a) CFFTI shall fail to make any Grant payment on the date due after giving effect to the provisions of Section 2.5(b);

            (b) any other material default by CFFTI in the performance of any of its covenants or agreements in this Agreement that is not cured within sixty
(60) days after notice from the Company of the same (it shall be a material default under this section if the sublicense purported to be granted by Section
5.2 shall fail to be exclusive or otherwise in full force or effect in all material respects (other than in accordance with the terms of this Agreement));

            (c) a case or proceeding under the bankruptcy Laws of the United States of America now or hereafter in effect is filed against CFFTI or all or substantially all its Property and such petition or application is not dismissed within 120 days after the date of its filing or CFFTI shall file any answer admitting or not contesting such petition or application; or

            (d) a case or proceeding under the bankruptcy Laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation Law or statute of any jurisdiction now or hereafter in effect (whether at a law or equity) is filed by the Company for all or substantially all of its Property.

      6.4 Consequences of a CFFTI Default. Upon the occurrence of a CFFTI Default and at any time thereafter unless and until such CFFTI Default has been waived by the Company or cured to the reasonable satisfaction of the Company,
(i) the license granted by the Company pursuant to Section 5.1 hereunder shall immediately terminate and the Company may, in its sole discretion, assume or terminate any sublicenses granted thereunder by CFFTI, (ii) all rights to the License Fee under Section 2.6 or the license termination fees under Section 10.1(c) from the Company shall terminate immediately, and (iii) the Company may take any such other action that the Company may have been afforded expressly hereunder or under any other contract or agreement at any time and exercise such other rights as the Company may have pursuant to applicable Law, including without limitation, a legal action seeking damages pursuant to the arbitration provisions set forth in Section 11.10 hereof.

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                                   ARTICLE VII

                    CONFIDENTIALITY; PUBLICATIONS ; PUBLICITY

      7.1 Confidentiality. Each of the Parties hereto acknowledges that it may have access to materials and information of the other Party that is confidential, and that certain data, results, plans, and information arising from and relating to the Development Activities and the Products may be confidential (the "Confidential Material"). Each Party receiving Confidential Material agrees to keep confidential the Confidential Material and all information therein, and agrees to treat the same with the same degree of protection it would afford to its own Confidential Material, and shall require its employees, agents and representatives to do so, and neither Party shall use or disclose the Confidential Material or the information therein in any way or for any purposes other than as is reasonably necessary to accomplish the purposes of this Agreement. Notwithstanding the foregoing, the term Confidential Material does not include information that (a) is or becomes publicly available other than through breach of this provision, (b) is already known to a Party at the time of disclosure or is independently developed by a Party without reference to the Confidential Material as demonstrated by business records, (c) is received by a Party from a third party not under a duty of confidentiality to the other Party. Each of the Parties agrees to take reasonable precautions to safeguard the Confidential Material from disclosure to anyone other than appropriate employees, officers, directors, partners and representatives, including auditors and attorneys, of such Party, which Persons shall be advised of the confidential nature of the material. In the event that a Party or any of its representatives receives a request or demand to disclose all or any part of the Confidential Material under the terms of a subpoena or order issued by a court of competent jurisdiction or otherwise, the receiving Party shall notify the other Party of the existence, terms and circumstances surrounding such request or demand so that the other Party may seek a protective order or other appropriate relief or remedy or waive compliance with the terms hereof and if, in the opinion of receiving Party's counsel, disclosure by receiving Party of all or any part of the Confidential Material is required by Law, the receiving Party shall notify the other Party of the proposed disclosure, and disclose only such Confidential Material which is required by Law (in the reasonable opinion of the disclosing Party's counsel) to be disclosed.

      7.2 Public Announcements. The Company and CFFTI shall consult with, and obtain the prior approval of the other, which shall not be unreasonably withheld or delayed, before issuing any press release or otherwise making any public statements with respect to the Product, CFFTI or the transactions contemplated hereby. Notwithstanding the foregoing, this Section 7.2 shall not preclude any Party from issuing such press releases, making such other public statements or making such filings with or applications to governmental bodies with respect to the transactions contemplated hereby, as such Party in, good faith believes to be required under applicable Law; provided that reasonable prior notice of the content thereof and of the basis for such belief shall be provided to the other Party.

      7.3 Publications. Subject to Sections 7.1 and 7.2, in the event the Parties hereto wish to publish any research papers relating to the Product or the Development Activities, representatives of the Parties may be co-authors of such papers, subject to customary scientific practices; provided however, each Party's contribution to the research described in such papers will be acknowledged in all such papers, regardless of authorship. To afford each of the Parties

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an opportunity to determine that no Confidential Material of such Party is disclosed in any proposed publications, whether written or oral (including without limitation, presentations to a journal or editor or other written materials, abstracts, presentations to a seminar, meeting or other third party or any other oral disclosure or abstract) and that patent filings or other Intellectual Property Rights will not be jeopardized, and to keep each Party informed of upcoming disclosures, each Party will provide the other with an advance copy of any proposed publication or abstract relating to the Products at least [**************] prior to submission of such manuscript or [**************] prior to presentation if such publication is to be made orally. At the non-publishing Party's request, the publishing Party will delay submitting such manuscripts and will cooperate by making any such redactions or revisions to the proposed publications that will allow the non-publishing Party to take such steps it deems necessary to file patent applications or otherwise protect its Confidential Material and Intellectual Property Rights.

                                  ARTICLE VIII

                          INDEMNIFICATION AND INSURANCE

      8.1 CFFTI Indemnification. CFFTI agrees to defend, indemnify and hold the Company and its Affiliates and their respective directors, officers, employees, agents and shareholders, harmless from and against any losses, costs, claims, liabilities or expenses (including reasonable attorney's fees and expenses of litigation) claimed by Persons not covered by this indemnification arising out of or in connection with the research and development, manufacture, use, promotion, marketing, sale or other distribution of the Products by CFFTI or its Affiliates or licensees if the sublicense granted pursuant to Section 5.2 is terminated pursuant to Section 5.2(b), except to the extent that such claims result from the negligence or willful misconduct of the Company or its Affiliates and any of their respective officers, directors, employees or agents.

      8.2 Company Indemnification. The Company agrees to defend, indemnify and hold CFFTI and its Affiliates and their respective directors, officers, employees and agents, harmless from and against any losses, costs, claims, liabilities or expense (including reasonable attorney's fees and expenses of litigation) claimed by Persons not covered by this indemnification arising out of or in connection with the research and development, manufacture, use, promotion, marketing, sale, or other distribution of the Products by the Company or its Affiliates, except to the extent that such claims result from the negligence or willful misconduct of CFFTI or its Affiliates and any of their respective officers, directors, employees or agents, it being the intent of the Parties that the Company be the developer and study sponsor of the Products and that CFFTI shall have no legal or other obligations to any Person in respect of the development or use of the Products unless and until the sublicense granted pursuant to Section 5.2 is terminated pursuant to Section 5.2(b).

      8.3 Procedure. The Parties agree to promptly notify each other of any claim or liability subject to this Article 8. The indemnifying Party will have the right to [*****] the defense thereof with counsel of its choice; provided however, that the indemnified Party will have the right to retain [*************] at its own expense for any reason. The indemnified party will cooperate with the indemnifying Party and its legal representatives in the investigation

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of any action, claim or liability covered by this Article 8. The indemnified
Party will not, except at its own cost, voluntarily make any payment or incur any expense with respect to any claim or suit or settle any indemnified action, claim or liability covered by this Article 8 without the prior written consent of the indemnifying Party.

      8.4 Insurance. The Parties will maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in a similar business and owning similar Properties in the same general geographical areas in which the respective Parties operate.

                                   ARTICLE IX

                              CONDITIONS PRECEDENT

      9.1 Conditions to Obligations of the Company at the Initial Grant Funding. The obligation of the Company to consummate the transactions which pursuant to the terms hereof shall be effected at the Initial Alliance Grant Funding is subject to the satisfaction or waiver at the Initial Alliance Grant Funding of the conditions set forth below. The benefit of these conditions is for the Company only and may be waived in writing by the Company at any time in its sole discretion.

            (a) Accuracy of Representations and Warranties of CFFTI. Each of the representations and warranties of CFFTI contained herein shall be true and correct in all material respects at and as of the Initial Alliance Grant Funding Date.

            (b) Performance by CFFTI. At or before the Initial Alliance Grant Funding, CFFTI shall have performed, satisfied and complied with, in all material respects, all covenants, agreements and conditions required to be performed by it under this Agreement at or before the Initial Alliance Grant Funding.

            (c) Deliveries by CFFTI at the Initial Alliance Grant Funding. At or before the Initial Alliance Grant Funding, CFFTI will deliver, or cause to be delivered, to the Company, against delivery of a certificate representing the Warrants duly registered in the name of CFFTI,

            (i) the Initial Grant Funding Amount in accordance with Section 2.5(a);

            (ii) a copy of the Registration Rights Agreement duly executed by CFFTI;

            (iii) a copy of the warrants duly executed by CFFTI;

            (iv) a copy of the Certificate of Incorporation of CFFTI, certified by the Secretary of State of Maryland not more than thirty (30) days prior to the Initial Alliance Grant Funding Date;

            (v) a certificate, dated as of the Initial Alliance Grant Funding Date, executed by the Secretary of CFFTI and certifying (A) that the Certificate of Incorporation of CFFTI has not been amended since the date of the certified copy of such Certificate of Incorporation delivered pursuant to (iv) above; (B) that attached thereto are (x) true, complete and correct

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copies of the by-laws of CFFTI, as in full force and effect on the Initial
Alliance Grant Funding Date and (y) true, complete and correct copies of the resolutions of the Board of Directors of CFFTI authoring the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Warrants and the transactions contemplated by this Agreement and by such other agreements, which resolutions were duly adopted, are in full force and effect and have not been rescinded or amended as of the Initial Alliance Grant Funding Date; and (C) as to the incumbency and specimen signatures of officers of CFFTI who shall have executed instruments, agreements and other documents in connection with the transactions contemplated by this Agreement;

            (vi) a certificate, dated as of the Initial Alliance Grant Funding Date, executed by the Secretary of the CFFTI and certifying (i) true, complete and correct copies of the resolutions of the Board of Directors of CFFTI authorizing the execution, delivery and performance by CFFTI of this Agreement, the Registration Rights Agreement, the Warrants and the transactions contemplated by this Agreement and by such other agreements and evidencing the commitment of CFF to lend assistance to CFFTI in the performance of CFFTI's obligation under the Agreement including a commitment to fund CFFTI in a manner sufficient to enable CFFTI to perform its payment obligations under this Agreement and (ii) the Affiliate relationship between CFF and CFFTI, which resolutions were duly adopted, are in full force and effect and have not been rescinded or amended as of the Initial Alliance Grant Funding Date;

            (vii) an opinion of counsel to CFFTI in form and substance reasonably satisfactory to the Company dated as of the Initial Alliance Grant Funding Date; and

            (viii) and the Investor's Representation Letter dated as of the Initial Alliance Grant Funding Date (in the form of Exhibit 9.1 hereto) duly executed by CFFTI.

      9.2 Conditions to Obligations of CFFTI at the Initial Alliance Grant Funding. The obligation of CFFTI to consummate the transactions which pursuant to the terms hereof shall be effected at the Initial Alliance Grant Funding is subject to the satisfaction or waiver at or as of the Initial Alliance Grant Funding of the conditions set forth below. The benefit of these conditions is for CFFTI only and may be waived in writing by CFFTI at any time in its sole discretion.

            (a) Accuracy of Representations and Warranties of the Company. Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at and as of the Initial Alliance Grant Funding Date.

            (b) Performance by the Company. At or before the Initial Alliance Grant Funding, the Company shall have performed, satisfied and complied with, in all material respects, all covenants, agreements and conditions required to be performed by it under this Agreement at or before the Initial Alliance Grant Funding.

            (c) Registration Rights Agreement. The Company and CFFTI shall have entered into a registration rights agreement in form and substance as set forth in Exhibit 8.3(d) attached hereto (the "Registration Rights Agreement"), and such Registration Agreement shall be in full force and effect as of the Initial Alliance Grant Funding.

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            (d) Warrants. The Company and CFFTI shall have executed and the
Company shall deliver the Warrants to CFFTI and such Warrants shall be in full force and effect as of the Initial Grant Alliance Funding.

            (e) Documents and Deliveries by the Company at the Initial Alliance Grant Funding. At or before the Initial Alliance Grant Funding, the Company shall have delivered to CFFTI each of the following:

            (i) a certificate, dated as of the Initial Alliance Grant Funding Date, executed the President of the Company, certifying that (A) the representations and warranties of the Company set forth in this Agreement are true and correct as of the Initial Alliance Grant Funding Date, and (B) the Company has performed and complied with all agreements, covenants and conditions contained in this Agreement required to be performed and complied with by it at or prior to the Initial Alliance Grant Funding;

            (ii) a copy of the Certificate of Incorporation of the Company, certified by the Secretary of State of the Commonwealth of Massachusetts not more than thirty (30) days prior to the Initial Alliance Grant Funding Date;

            (iii) a certificate, dated as of the Initial Alliance Grant Funding Date, executed by the Assistant Clerk of the Company and certifying (A) that the Certificate of Incorporation of the Company has not been amended since the date of the certified copy of such Certificate of Incorporation delivered pursuant to
(ii) above; (B) that attached thereto are (x) true, complete and correct copies of the by-laws of the Company, as in full force and effect on the Initial Alliance Grant Funding Date and (y) true, complete and correct copies of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, each of the other Company Closing Documents and the transactions contemplated by this Agreement, which resolutions were duly adopted, are in full force and effect and have not been rescinded or amended as of the Initial Alliance Grant Funding Date; and (C) as to the incumbency and specimen signatures of officers of the Company who shall have executed instruments, agreements and other documents in connection with the transactions contemplated by this Agreement; and

            (iv) an opinion of counsel to the Company in form and substance reasonably satisfactory to CFFTI dated, as of the Initial Alliance Grant Funding Date.

                                    ARTICLE X

                                   TERMINATION

      10.1 CFFTI Right to Terminate. Notwithstanding anything to the contrary set forth in this Agreement, subject to Section 10.4, CFFTI's obligations under this Agreement (including without limitation its obligations to fund the Grant or any particular CFFTI Funding Amount) may be terminated by CFFTI by written notice to the Company as follows:

            (a) if all the conditions to the Initial Alliance Grant Funding shall not have occurred or been waived by February 22, 2001; and

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            (b) at any time upon the occurrence of a Company Default that has not been cured by the Company or waived by CFFTI; provided however that upon the occurrence of a Bankruptcy Event of Default with respect to the Company, CFFTI's obligation to fund the Grant and any particular CFFTI Funding Amount hereunder shall terminate immediately without any further action of CFFTI.

            (c) within thirty (30) days after the Phase IIb Milestone Date, CFFTI may terminate this Agreement in its sole discretion without cause by sending a written notice of termination to the Company. Such termination shall not be deemed a CFFTI Default provided that: (i) CFFTI pays the Company within thirty (30) days of the date of such notice, an amount that is the lesser of two and one half million dollars ($2.5 million) or the Fair Market Value of Warrant B and in the form attached hereto as Exhibit 2.3(b)(ii) as of the date of such termination, or (ii) the Parties agree in writing to a reasonable alternative course of action. Upon such termination, CFFTI's license under Section 5.1 and rights to License Fees will terminate immediately, provided however, after the Approval Date, in the event of sales of the Products, the Company will pay royalties not to exceed the cumulative total of fourteen million four hundred thousand dollars ($14.4 million) to CFFTI, by paying to CFFTI [*************] of Net Sales, provided, however, if the Company sells or distributes the Products through a sublicensee and does not sell directly, the Company will pay CFFTI [***********] of any royalties on Net Sales received therefrom by the Company, in either case pursuant to a payment schedule to be agreed upon by the Parties. Each payment made by the Company to CFFTI hereunder shall be accompanied by a written report summarizing the data used to calculate the amounts paid, including the amount of Net Sales and supporting information reasonably necessary to determine royalties due.

      10.2 Company's Right to Terminate. Notwithstanding anything to the contrary set forth in this Agreement, subject to Section 10.4, the Company's obligations under this Agreement may be terminated by the Company by written notice to CFFTI as follows:

            (a) upon the occurrence of a CFFTI Default that has not been cured by CFFTI or waived by the Company provided however, that upon the occurrence of a Bankruptcy Event of Default with respect to CFFTI this Agreement and the license under Section 5.1 shall immediately terminate without any further action of the Company.

      10.3 Other Terminations of Agreement. Notwithstanding anything to the contrary set forth in this Agreement but subject to Section 10.4 hereinbelow:

            (a) The Company and CFFTI may terminate this Agreement by mutual written consent (whether after an Unresolved Deadlock Event shall have occurred the Parties determine not to proceed with Development Activities or otherwise);

            (b) This Agreement shall automatically terminate and have no further force and effect upon the occurrence of a Technical Failure.

      10.4 Consequences of Termination. In the event of a termination pursuant to Section 10.1, 10.2 or 10.3, this Agreement shall terminate in its entirety and be of no further force or effect; provided however that the provisions of Articles VII, VIII (other than Section 8.4), and this Section 10.4 shall survive any such termination; and provided further that in the event of a

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termination pursuant to Section 10.1(b), Article V and Article VI (with respect to the consequences of such termination) and Section 11.10 (with respect to the consequences of such termination) shall also survive such termination; and provided further that in the event of a termination pursuant to Section 10.1(c),
Section 10.1(c) shall survive any such termination and provided further that in the event of a termination pursuant to Section 10.2, Article VI (with respect to the consequences of such termination) and Section 11.10 (with respect to the consequences of such termination) shall also survive such termination; and provided further that in the event of a termination pursuant to Section 103(b) or if after an Unresolved Deadlock Event shall have occurred the Parties determine not to proceed with Development Activities, Article V shall survive such termination.

                                   ARTICLE XI

                                  MISCELLANEOUS

      11.1 Notices. Any notice, request, information or other document to be given under this Agreement to any Party by any other Party shall be in writing and delivered personally, sent by registered or certified mail, postage prepaid, delivered by a nationally recognized overnight courier service or transmitted by facsimile machine to such Party at the following addresses or facsimile numbers (or at such other address or facsimile numbers that a Party may specify by like notice):

      If to the Company, to:

            Altus Biologics Inc.
            625 Putnam Avenue
            Cambridge, MA 10239
            Attention:  Peter Lanciano, President
            Telephone No.: (617) 577-6488
            Telecopier No.: (617) 577-6502

      with a copy to:

            Mintz Levin Cohn Ferris Glovsky and Popeo, PC
            One Financial Center
            Boston, Massachusetts 02111
            Attention:  Kim E. Rosenfield
            Telephone No.: (617) 832-6098
            Telecopier No.: (617) 542-2241

      If to CFFTI:

            Cystic Fibrosis Foundation Therapeutics, Inc.
            6931 Arlington Road
            Bethesda, MD 20814
            Attention:  Dr. Robert Beall, President
            Telephone No.: (301) 907-2541
            Telecopier No.: (301) 907-2699

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      with a copy to:

            Swidler Berlin Shereff Friedman, LLP
            3000 K Street, N.W., Suite 300
            Washington, DC 20007
            Attention:  Kenneth I. Schaner, Esq.
            Telephone No.: (202) 424-7518
            Telecopier No.: (202) 424-7643

      11.2 Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Agreement.

      11.3 Expenses. Except as otherwise provided herein, each Party agrees to pay all costs incurred by it in connection with the negotiation, execution and closing of any of the transactions contemplated by this Agreement, including without limitation, all out-of-pocket costs, accounting fees and legal fees.

      11.4 No Waiver. The failure of a Party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that Party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

      11.5 Severability; Integrated Transaction. In the event any one or more provisions of this Agreement is held to be invalid or unenforceable in any respect, in whole or in part, such illegality or unenforceability shall not affect the validity or enforceability of the other provisions hereof and such other provisions shall remain in full force and effect, unaffected by such invalidity or unenforceability; provided however that the Parties intend that the transactions contemplated by this Agreement be treated as one integrated transaction and that this Agreement not be subdivided for any purpose into separately assignable agreements.

      11.6 Entire Agreement. This Agreement contains the entire agreement between the Parties hereto with respect to the matters contemplated herein and supersedes all prior agreements or understandings among the Parties related to such matters.

      11.7 Amendment. Except as otherwise provided herein with respect to the Work Plan and the Milestone Grant Funding Plan attached hereto, this Agreement may not be amended or modified except by a written instrument signed by the Parties.

      11.8 Limitation on Assignment. The terms, representations, warranties and covenants contained in this Agreement shall be binding upon, and shall inure to the benefit of, and be enforceable by, the Company and CFFTI and their respective successors, transferees and permitted assigns. This Agreement will not be assignable by either Party to any third party without the prior written consent of the other Party; except that either Party may assign this Agreement without such consent to an Affiliate of such Party provided that, notwithstanding such assignment, the assigning Party shall retain its obligations pursuant to this Agreement. Without limiting the foregoing, CFFTI acknowledges that the Company intends to enter into a migratory merger for the purpose of changing the Company's jurisdiction of incorporation from Massachusetts to Delaware and consents to such migratory merger.

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      11.9 Governing Law. This Agreement shall be construed in accordance with, and governed by, the internal laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflict of laws thereof.

      11.10 Arbitration. The Parties recognize the disputes as to certain matters may from time to time arise during the term of this Agreement other than matters within the purview of the ASC as set out in Section 2.2 which relate to either Party's rights and/or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of such disputes arising under this Agreement in an expedient manner by mutual cooperation and without resorting to arbitration or litigation; except as set forth herein below. The Parties agree that prior to any arbitration concerning this Agreement, they will pursue the same dispute resolution procedures set out in
Section 2.2, whereby disputes will be elevated first to a member of CFFTI's senior management and the Company's president or CEO, who will meet and attempt in good faith to resolve any disputes concerning this Agreement, and thereafter any unresolved disputes will be elevated to members of the Parties' respective Boards of Directors, and thereafter, any unresolved disputes will be referred to mediation. Thereafter, in the event a dispute other than matters within the purview of the ASC as set out in Section 2.2 shall remain unresolved, within thirty (30) days of a formal request by either Party to the other, any Party may, by written notice to the other, have such dispute referred for final and binding arbitration to be conducted in Washington, D.C. if the arbitration is requested by the Company, or in Boston, Massachusetts if the arbitration is requested by CFFTI, unless the Parties agree otherwise on a location. The arbitration will be conducted under the then current Commercial Arbitration Rules of the American Arbitration Association ("AAA"), by three (3) arbitrators who are knowledgeable in the subject matter that is at issue in the dispute. One arbitrator will be selected by CFFTI and one arbitrator will be selected by the Company and the third arbitrator will be appointed by the AAA. In conducting the arbitration, the arbitrators will determine what discovery will be permitted, consistent with the goal of limiting the cost and time which the Parties must expend for discovery (and provided that the arbitrators will permit such discovery they deem necessary to permit an equitable resolution of the dispute) and will be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a preliminary injunction, a permanent injunction, or specific performance. The arbitrators will also be able to award actual or general damages (taking into account the agreements of the Parties contained herein) and attorney's fees and expenses and other reasonable costs incurred in by the prevailing Party in such arbitration, and shall give effect to any liquidated damages provisions contained herein in making such award. The arbitrators will not award any other form of damage (e.g., consequential, punitive or exemplary damages). During the course of the arbitration neither Party may fail to perform its obligations under this Agreement. The Parties will share equally the arbitrator's fees and expenses pending the resolution of the arbitration unless the arbitrators require the non-prevailing Party to bear all or any portion of the costs of the prevailing Party. The decision of the arbitrators will be final and binding and may be enforced by the Party in whose favor it runs in any court of competent jurisdiction at the option of such Party. Notwithstanding anything to the contrary in this Section 11.10, either Party may seek immediate injunctive or other interim relief from any court of competent jurisdiction with respect to any breach of Article V or Article VII hereof, or otherwise to enforce and protect the patent rights, copyrights, trademarks, or other intellectual property rights owned or controlled by such Party. In no event will a demand for arbitration be made after

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the date when the institution of a legal or equitable proceeding based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

      11.11 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single agreement. Facsimile transmissions of any executed original document and/or retransmission of any executed facsimile transmission shall be deemed to be the same as the delivery of an executed original.

      11.12 Force Majeure. Neither Party will be liable to the other for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by earthquake, riot, civil commotion, war, hostilities between nations, Law, Judgment embargo, action by the governmental body, act of God, storm, fire, accident, labor dispute or strike, sabotage, explosion, or other similar or different contingencies, in each case, beyond the reasonable control of the respective Party.

      11.13 Independent Contractors. The relationship between the Parties will be that of independent contracting parties and nothing in this Agreement will be construed to create any other relationship between CFFTI and the Company. Except as expressly provided herein, no Party will have the right, power or authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of any of the other Parties.

      11.14 Further Assurances. At any time and from time to time, upon the written request of CFFTI and at the sole expense of the Company, the Company will promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as CFFTI may reasonably require in order for CFFTI to obtain the full benefits of this Agreement excluding any filings or actions required under the Hart Scott Rodino Act of 1974, as amended, in connection with the licenses provided under Article V or the exercise of the Warrants and excluding any filings or actions required to register the Warrants or the Shares under the Securities Act other than any such filings or actions as are required pursuant to the terms of the Registration Rights Agreement. At any time and from time to time, upon the written request of the Company and at the sole expense of CFFTI, CFFTI will promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as the Company may reasonably require in order for the Company to obtain the full benefits of this Agreement and the Warrants.

      11.15 Survival. The representations or warranties of the Company and CFFTI contained herein, or in other instruments or agreements delivered or to be delivered at or prior to the Initial Alliance Grant Funding shall survive the Initial Alliance Grant Funding and in the event of a material default thereof the non-breaching Party may exercise such rights as it may have pursuant to applicable Law, including without limitation, a legal action seeking damages pursuant to the arbitration provisions set forth in Section 11.10 hereof.

                                  [END OF PAGE]

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      IN WITNESS WHEREOF, the Parties hereto have executed this Strategic
Alliance Agreement as of the date first above written.

                                   ALTUS BIOLOGICS INC.

                                   By:   /s/ Peter Lanciano
                                       -------------------------
                                       Peter Lanciano
                                       President

                                   CYSTIC FIBROSIS FOUNDATION THERAPEUTICS, INC.

                                   By: ______________________________
                                       Dr. Robert Beall
                                       President

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      IN WITNESS WHEREOF, the Parties hereto have executed this Strategic
Alliance Agreement as of the. date first above written.

                                       ALTUS BIOLOGICS INC.

                                       By: ____________________________
                                           Peter Lanciano
                                           President

                                       CYSTIC FIBROSIS FOUNDATION THERAPEUTICS,
                                       INC.

                                       By:   /s/ Dr. Robert Beall
                                           --------------------------
                                           Dr. Robert Beall
                                           President

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                                   EXHIBIT 1.1
                          MILESTONE GRANT FUNDING PLAN

                                       CFFTI    COMPANY
                              TOTAL   FUNDING   FUNDING
     YEAR              QTR    COSTS   AMOUNT    AMOUNT
--------------        -----   -----   -------   -------
2001                  [***]   [***]    [***]     [***]

                      [***]   [***]    [***]     [***]

   M1 [***]           [***]   [***]    [***]     [***]

   M2 [***]           [***]   [***]    [***]     [***]

2002                  [***]   [***]    [***]     [***]

   M3 [***]           [***]   [***]    [***]     [***]

                      [***]   [***]    [***]     [***]

   M4 [***]           [***]   [***]    [***]     [***]

2003  M5 [***]        [***]   [***]    [***]     [***]

                      [***]   [***]    [***]     [***]

                      [***]   [***]    [***]     [***]

                      [***]   [***]    [***]     [***]

2004  [***]           [***]   [***]    [***]     [***]

                      [***]   [***]    [***]     [***]

                      [***]   [***]    [***]     [***]

   M7 [***]           [***]   [***]    [***]     [***]

TOTAL                         [***]    [***]     [***]

Note:  [***]

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                                   EXHIBIT 1.2
                                   WORK PLAN

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
                                    2001                    2002                    2003                    2004
ID         Task Name          Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4
--- ------------------------  ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
1   Research Work

2     1st generation R&D

3          [***]

4          [***]

5          [***]

6          [***]

7          [***]

8     2nd generation R&D

9          [***]

10         [***]

11         [***]

12    Support Manufacturing
       & Regulatory

13         [***]

14  Development

15    [***]

16         [***]

17         [***]

18         [***]

19    Analytical Development

20         [***] [***]

21              [***]

22              [***]

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
23              [***]

24              [***]

25         [***] [***] [***]

26              [***]


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
                                    2001                    2002                    2003                    2004
ID         Task Name          Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4
--- ------------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
27            [***]

28            [***]

29       [***]

30            [***]

31            [***] [***]

32       [***]

33            [***]

34            [***]

35            [***]

36            [***]

37       [***] [***]

38            [***]

39            [***]

40            [***]

41       [***]

42            [***]

43            [***]

44       Support Manufacturing
          & Regulatory

45            [***]

46  Process Development &
     Manufacturing

47       Process Development
          - [***]
48            [***]

49            [***]

50            [***]

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
51            [***]

52            [***]

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
                                    2001                    2002                    2003                    2004
ID         Task Name          Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4
--- ------------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
53          [***]

54       [***]

55          [***]

56          [***] Technical
              Transfer

57          [***] Technical
              Transfer

58          [***] Transfer

59          [***]

60          [***]

61       [***]

62          [***] [***] [***]

63  Non-Clinical Testing

64       [***]

65       [***]

66          [***] [***]

67          [***]

68          [***]

69          [***]

70          [***]

71          [***]

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
                                    2001                    2002                    2003                    2004
ID         Task Name          Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4
--- ----------------------    ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
72       [***] Formulation

73            [***]

74            [***]

75            [***]

76            [***]

77            [***]

78            [***]

79  FDA Coordination

80       [***]

81       [***]

82       [***]

83       [***]

84       [***]

85       [***]

86       [***]

87       [***]

88       [***]

89       [***]

90  Clinical Studies

91       [***]

92            [***]

93            [***]

94            [***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                                                  EXECUTION COPY

95     [***]

96     [***]

97     [***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                                                  EXECUTION COPY

                                    2001                    2002                    2003                    2004
ID       Task Name            Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4
---  -------------------      ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
98            [***]

99            [***]

100      [***] Product

101           [***]

102           [***]

103  Sales and Marketing

104      [***]

105      [***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                                                  EXECUTION COPY

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

                                 Schedule 2.5(a)
                           Wire Transfer Instructions

                              Altus Biologics Inc.
                               Wiring Instructions

To send money to Altus reference the following:

Fleet Bank
Boston, Massachusetts
Account No. [***]
ABA Routing Number: [***]
Account Name: [***]
Reference: [***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                                                  EXECUTION COPY

                             Schedule 3.3(c) and (d)
                            Rights Relating to Stock

1. The Company is party to a Registration Rights Agreement dated as of February 1, 1999 by and between the Company, Vertex Pharmaceuticals Incorporated ("Vertex") and certain officers of Vertex which provides, among other things, registration rights.

2. The Company is party to a Percentage Maintenance Agreement dated as of February 1, 1999 by and between Vertex and the Company which provides, among other things, a form of preemptive rights to Vertex. The letter agreement dated December 1, 2000 with Vertex Pharmaceuticals also provides, among other things, a form of preemptive rights to Vertex.

3. Vertex Pharmaceuticals owns 87,500 Shares of Convertible Preferred that are convertible 10:1 into Common Stock

4. Vertex holds a Firm Warrant for 1,000,000 shares of Common Stock at $.05 per share

5.    Vertex holds Contingent Warrants for an aggregate of 4,500,000 shares:

                  2,500,000 exercisable at $2,50 a share
                  1,500,000 exercisable at $3,75 a share
                  500,000 exercisable at $5.00 a share

6. Vertex holds 450,000 shares of Redeemable Preferred Stock, redeemable at $10 a share plus interest, due in December, 2006

7. Transamerica holds a warrant for 100,000 shares of Common Stock exercisable at $3.00 a share

8. Transamerica holds a warrant for 27,322 shares of Common Stock exercisable at the lower of $31.35 a share or the price per share paid in the next equity financing

9. Transamerica holds a warrant for 5,000 shares of Common Stock exercisable at the price per share paid in the next equity financing

10. Oxford Ventures/GE Capital holds a warrant for 2,332 shares of Common Stock at $3.43 per share

11. Oxford Ventures/GE Capital holds a warrant for 1,564 shares of Common Stock at $3.43 per share

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

                         Schedule 3.3(c) and (d) (con't)
                            Rights Relating to Stock

12. Outstanding shares of capital stock and options for Common Stock are summarized below:

                                Column A                    Column B
                              COMMON STOCK               COLUMN A PLUS               Column C
       VESTED                    SHARES                   OUTSTANDING                 OPTIONS
       SHARES                     HELD                  OPTIONS/WARRANTS            OUTSTANDING
---------------------     ---------------------    ------------------------         -----------
[***]           [***]           [***]     [***]          [***]        [***]
          [***] [***]           [***]     [***]          [***]        [***]               [***]
          [***] [***]           [***]     [***]          [***]        [***]               [***]
          [***] [***]           [***]     [***]          [***]        [***]               [***]
          [***] [***]           [***]     [***]          [***]        [***]               [***]
          [***] [***]           [***]     [***]          [***]        [***]               [***]
          [***] [***]           [***]     [***]          [***]        [***]               [***]
          [***] [***]           [***]     [***]          [***]        [***]               [***]
          [***] [***]           [***]     [***]          [***]        [***]               [***]
          [***] [***]           [***]     [***]          [***]        [***]               [***]
          [***] [***]           [***]     [***]          [***]        [***]               [***]
          [***] [***]           [***]     [***]          [***]        [***] [***]         [***]
=====================     =====================    ==============================   ===========

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                                                  EXECUTION COPY

                                  Schedule 3.4

Under the Company's credit facilities with Transamerica, a consent was required in connection with the license rights granted to CFFTI hereunder.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                                                  EXECUTION COPY

                                  Schedule 3.5
                      Material Liabilities and Obligations

The following is a list of material liabilities and obligations taken on by Altus Biologics Inc. since December 31, 1999.

1. Oxford Ventures Finance, LLC provided equipment financing for up to $1M in equipment. The agreement is dated 12/17/99. The first equipment loan financing was on 1/18/00 for $200,000. The payments are 6,617.71 monthly for 36 months. The second equipment loan financing was on 10/3/00 for $134,133.45. The payments are $4,427.48 for 36 months. There have been no additional equipment loans since that time. The facility is secured by a first lien on all of the Company's equipment. This facility has since been assigned to GE Capital.

2. Transamerica Business Credit Corporation provided the Company with an Accounts Receivable line of credit for up to $1M. The agreement is dated October 20, 2000. The Company borrowed $500,000 on 10/26/00. The facility is secured by a lien on all of the Company's assets.

3. Court Square Leasing provided the Company with an equipment lease for $21,820 worth of computer equipment on 11/28/00. The Company's payments are $778.97 for 36 months.

4. The Company signed a lease with Fort Washington Associates, LLC for the building at 625 Putnam Avenue, which has a premises consisting of approximately 15,750 square feet, covering the period of January 1, 2001 until December 31, 2001. Monthly payments are a minimum $35,318 a month.

5. The Company signed a sublease with Vertex Pharmaceuticals for the building at 618 Putnam Avenue, which has a premises consisting of approximately 3,000 square feet. The terms of the lease cover the period of January 1, 2001 until December 31, 2001. Monthly payments are a minimum $$2,592.50 monthly for 2001 and $2,982.50 a month, beginning with the rent for January, 2002.

6. The Company executed a letter agreement dated December 1, 2000 with Vertex Pharmaceuticals providing for the restructuring of the Company's equity ownership. Pursuant to such agreement, in the event of an outside financing in excess of $5 million, at the election of the Company, Vertex's ownership position can be reduced to as low as 42% of the Company on a fully diluted basis after giving effect to such financing. Such agreement also provides that in exchange for such reduction in ownership Vertex is to receive a royalty not to exceed 3% on net sales of products and services using proteins crystals for a 20 year period and a payment of $50,000 upon its exercise of its Firm Warrant for the purchase of 1,000,000 shares of Common Stock.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                                                  EXECUTION COPY

7. The Company has agreed to pay to SG Cowen a fee for services rendered as the Company's placement agent in connection with the Company's proposed Series B financing.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                                                  EXECUTION COPY

                                Schedule 3.7 (a)
                                   Trademarks

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

                                Schedule 3.7 (b)
                                 Patent Rights

            (a)   Patents covering TheraCLEC products

NUMBER      TITLE       COMMENTS
------      -----       --------
[***]       [***]        [***]
[***]       [***]        [***]
[***]       [***]        [***]
[***]       [***]        [***]
[***]       [***]        [***]
[***]       [***]        [***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                                                  EXECUTION COPY

                                  Schedule 5.5

                                  Encumbrances

The Company has granted to Transamerica Business Credit Corporation a security interest in all of its assets, including the Intellectual Property and Improvements. The Company has an exclusive license under certain patents owned by Vertex, a Shareholder of the Company, under which Vertex reserves limited rights to the said patents.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                 EXHIBIT 2.3 (b)
                                    Warrants

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                                                  EXECUTION COPY

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, OR (B) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT NO REGISTRATION IS REQUIRED FOR SUCH TRANSFER.

Warrant No. W-5A                                                230,400 Shares

                                     WARRANT
                       To Purchase Shares of Common Stock
                                       of
                              ALTUS BIOLOGICS INC.
                             Dated February 22, 2001

      WHEREAS, pursuant to and in connection with that certain Strategic Alliance Agreement (the "Alliance Agreement") dated as of the date hereof by and between Altus Biologics Inc., a Massachusetts corporation (the "Company"), and Cystic Fibrosis Foundation Therapeutics, Inc., a Maryland corporation ("CFFTI"), the Company intends to provide CFFTI an opportunity to obtain an equity interest in the Company through the acquisition of shares of its Common Stock, $.0l par value per share ("Common Stock"), upon the exercise of a warrant with respect thereto;

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company certifies and agrees as follows:

      This Warrant dated as of February 22, 2001 (the "Issuance Date") certifies that, for value received, CYSTIC FIBROSIS FOUNDATION THERAPEUTICS, INC. (the "Holder"), is entitled, subject to the terms and conditions set forth herein, to purchase from the Company a number of shares equal to Two Hundred Thirty Thousand Four Hundred (230,400) (the "Warrant Shares") of the fully paid and non-assessable Common Stock of the Company, at a price of $.01 (one cent) per share (the "Exercise Price"), such number of Warrant Shares and Exercise Price subject to adjustment as provided herein. This Warrant shall be fully vested as of the Issuance Date. Subject to the terms and conditions set forth herein, this Warrant may be exercised at any time on or after February 22, 2008 and before February 22, 2013 (the "Expiration Date") and shall be void thereafter; provided, however, this Warrant may be exercised earlier upon the first to occur of (i) the occurrence of the Phase IIa Milestone Achievement Date (as defined in the Alliance Agreement); (ii) a Technical Failure (as defined in the Alliance Agreement); (iii) a Joint License Event (as defined in the Alliance Agreement);
(iv) a Company Default (as defined in the Alliance Agreement); or (v) the Company's first underwritten public offering of the Common Stock of the Company for the account of the Company and offered on a "firm commitment"

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                                                  EXECUTION COPY

basis pursuant to an offering registered under the Securities Act of 1933, as amended (the "1933 Act"), with the Securities and Exchange Commission (the "Commission") on Form S-1 or its then equivalent.

      ARTICLE II EXERCISE OF WARRANT.

      7.1 PROCEDURE. The Holder or any person or entity to whom the Holder has assigned its rights under this Warrant or transferred all or a portion of this Warrant (collectively referred to as the "Warrantholder") may exercise this Warrant, at any time or from time to time, after the date on which this Warrant may first be exercised pursuant to the terms of the immediately preceding paragraph and prior to the Expiration Date, on any business day, by surrendering the Warrant, accompanied by a written notice in the form attached hereto (the "Exercise Notice"), to the Company at the address designated in Section 8.4 hereof, exercising the Warrant and specifying the total number of Warrant Shares the Warrantholder will purchase pursuant to such exercise. This Warrant may be exercised in whole or in part as to any or all of the Warrant Shares. A certificate or certificates for the Warrant Shares purchased upon exercise of this Warrant and, in the event of a partial exercise of this Warrant, a new Warrant of like tenor representing the balance of the Warrant Shares purchasable hereunder, shall be delivered by the Company to the Warrantholder not later than ten days after payment is made for the Warrant Shares purchased upon exercise. No fractions of a share of Common Stock will be issued upon the exercise of this Warrant, but if a fractional share would be issuable upon exercise, the Company will pay in cash the fair market value thereof as determined under Section 1.2 below.

      7.2 NET EXERCISE FORMULA. The Warrantholder may exercise the Warrant either (i) by paying to the Company, by cash or check, an amount equal to the aggregate Exercise Price of the Warrant Shares being purchased, or (ii) by electing to receive Warrant Shares equal to the value (as determined below) of this Warrant by surrender of the Warrant together with notice of such election, in which event the Company shall issue to the Warrantholder a number of Warrant Shares computed using the following formula:

                  X = Y(A-B)
                      ------
                         A

Where: X = the number of Warrant Shares to be issued to the Warrantholder.

       Y = the number of Warrant Shares under this Warrant (or such lesser number of Shares as the Warrantholder elects to purchase, in the case of a partial exercise).

       A = the fair market value of one share of Common Stock on the date of exercise.

       B = the Exercise Price.

      As used herein, the fair market value of the Common Stock shall be deemed to be the mean between the highest and lowest quoted selling prices as reported in The Wall Street Journal on the last trading day preceding the date of determination on the primary securities exchange where the Common Stock of the Company is traded or if not traded on a securities exchange, then on The Nasdaq Stock Market, or if there were no sales on the applicable date, on the next preceding date within a reasonable period (as determined in the sole discretion of the Board of

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                                                  EXECUTION COPY

Directors of the Company (the "Board of Directors")) on which there were sales. In the event that there were no sales in such a market within a reasonable period, the fair market value shall be as determined in good faith by the Board of Directors. In the event the Warrantholder disagrees with the fair market value determined by the Board of Directors, the Company and the Warrantholder shall negotiate in good faith and use their best efforts to agree upon the selection of an independent appraiser, who will have 30 days in which to determine the fair market value of the Common Stock, and whose determination will be final and binding on all parties concerned. If no individual appraiser can be agreed upon, each party shall select an appraiser and the two selected appraisers shall select a third to serve as the independent appraiser for purposes of determining fair market value. All costs of the independent appraiser shall be borne equally by the Company and the Warrantholder.

      ARTICLE III RECORD HOLDER. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided in Section 1.2. above and the person entitled to receive the Warrant Shares of Common Stock issuable upon such exercise or conversion shall be treated for all purposes as the holder of such Warrant Shares of record as of the close of business on such date.

      ARTICLE IV PAYMENT OF TAXES. The Company shall pay all taxes and other governmental charges (other than income taxes) that may be imposed in respect of the issue of the Warrant Shares or any portion thereof. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for the Warrant Shares or any portion thereof in any name other than that of the registered holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

      ARTICLE V TRANSFER AND EXCHANGE.

      7.1 TRANSFER. Subject to the terms hereof, including, without limitation, Sections 5.1 and 5.3, the Warrant and all rights thereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at its office designated in Section 8.4 hereof by the registered holder hereof in person or by duly authorized attorney, upon surrender of the Warrant properly endorsed; provided, however, that this Warrant may not be transferred in part unless such transfer is to a transferee who pursuant to such transfer receives the right to purchase at least 75,000 shares of Common Stock. Upon any partial transfer, the Company will issue and deliver to such holder a new warrant or warrants with respect to the Warrant Shares not so transferred. Each taker and holder of the Warrant, by taking or holding the same, consents and agrees that the Warrant when endorsed in blank shall be deemed negotiable, and that when the Warrant shall have been so endorsed, the holder may be treated by the Company and all other persons dealing with the Warrant as the absolute owner of such Warrant for any purpose and as the person entitled to exercise the rights represented thereby, or to the transfer on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder of the Warrant as the owner for all purposes. The term "Warrant" as used herein shall include the Warrant and, any warrants delivered in substitution or exchange therefor as provided herein.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                                                  EXECUTION COPY

      7.2 EXCHANGE. The Warrant is exchangeable for a warrant or warrants for the same aggregate number of Warrant Shares, each new Warrant to represent the right to purchase such number of Warrant Shares as the holder shall designate at the time of such exchange. The Warrant may be subdivided, at the Warrantholder's option, into several warrants to purchase the Warrant Shares (collectively, also referred to as the "Warrant"). Such subdivision may be accomplished in accordance with the provisions of this Section 4.

      ARTICLE VI TRANSFER OF SECURITIES.

      7.1 RESTRICTIONS ON TRANSFER. Neither the Warrant nor any of the Warrant Shares shall be transferable except upon the conditions specified in this
Section 5.1, which conditions are intended to insure compliance with applicable provisions of the 1933 Act.

      (1) Unless and until otherwise permitted by this Section 5.1, the Warrant and each certificate or other document evidencing any of the Warrant Shares shall be endorsed with the legend substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, OR (B) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION IS REQUIRED FOR SUCH TRANSFER.

      (2) Neither the Warrant nor any of the Warrant Shares shall be transferred and the Company shall not be required to register any such transfer, unless and until one of the following events shall have occurred:

            (a) the Company shall have received an opinion of counsel reasonably acceptable to the Company and its counsel, stating that the contemplated transfer is exempt from registration under the 1933 Act as then in effect, and the Rules and Regulations of the Commission thereunder. Within ten days after delivery to the Company and its counsel of such an opinion, the Company either shall deliver to the proposed transferor a statement to the effect that such opinion is not satisfactory in the reasonable opinion of its counsel (and shall specify the legal analysis supporting any such conclusion) or shall authorize the Company's transfer agent to make the requested transfer;

            (b) the Company shall have been furnished with a letter from the Commission in response to a written request in form and substance acceptable to counsel for the Company setting forth all of the facts and circumstances surrounding the contemplated transfer, stating that the Commission will take no action with regard to the contemplated transfer; or

            (c) (i) the Warrant or the Warrant Shares, as the case may be, have been registered pursuant to a registration statement filed by or on behalf of the Company, (ii) such registration statement has been declared effective by the Commission under the 1933 Act and is not subject to any stop order, and (iii) the Company has not sent a notice to the Warrantholder requesting that sales under such registration statement and the related prospectus should be

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                                                  EXECUTION COPY

halted until such time as the Company has corrected or updated such registration statement and the related prospectus.

The restrictions on transfer imposed by Section 5.1 shall cease and terminate as to the Warrant or the Warrant Shares, as the case may be, when (i) such securities shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration, or (ii) an acceptable opinion as described in Section 5.1.2(a) or a "no action" letter described in
Section 5.1.2(b) states that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the 1933 Act. When the restrictions on transfer contained in this Section
5.1 have terminated as provided above, the holder of the securities as to which such restrictions shall have terminated or the transferee of such holder shall be entitled to receive from the Company, at the expense of the Company, a new Warrant or a new share certificate, as the case may be, not bearing the legend set forth in Section 5.1.1 hereof.

      COOPERATION. The Company shall cooperate in supplying such information as may be reasonably requested by the Warrantholder to complete and file any information reporting forms presently or subsequently required by the Commission as a condition to the availability of an exemption, presently existing or subsequently adopted, from the 1933 Act for the sale of the Warrant or Warrant Shares, which is expressly understood not to include the completion or filing of any registration statements or other forms used to register such securities for sale under the 1933 Act or any state's securities laws.

      PERMITTED TRANSFERS. Subject to Section 5.1 above and subject to all applicable laws and rules, the Warrantholder may transfer this Warrant and any Warrant Shares purchased hereunder.

      ADJUSTMENTS TO EXERCISE PRICE AND WARRANT SHARES. The Exercise Price in effect from time to time and the number of Warrant Shares shall be subject to adjustment in certain cases as set forth in this Section 6.

      SUBDIVISION OR COMBINATION. In the event the outstanding Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price for the Warrant Shares shall, simultaneously with the effectiveness of such subdivision, be proportionately reduced and the number of Warrant Shares proportionately increased, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price shall simultaneously with the effectiveness of such combination, be proportionately increased and the number of Warrant Shares proportionately reduced. For the purpose of this Section 6, a distribution or series of distributions of Common Stock to holders of Common Stock in which the number of shares distributed is ten percent (10%) or more of the number of shares of Common Stock upon which the distribution is to be made shall be deemed to be a subdivision of Common Stock.

      ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION OR MERGER.

      In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of the Warrant) after the Issuance

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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Date, or in case, after such date, the Company (or any such other corporation)
shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Warrantholder, upon exercise of the Warrant as provided in Section 1 hereof at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of the Warrant prior to such consummation, the stock or other securities or property to which the Warrantholder would have been entitled upon such consummation if the Warrantholder had exercised or converted the Warrant immediately prior thereto (and such stock or securities shall be deemed to be "Warrant Shares" for the purpose of this Warrant); in each such case, the terms of this Warrant, including the exercise provisions of Section 1, shall be applicable to the shares of stock or other securities or property receivable upon the exercise of the Warrant after such consummation.

      The Company shall not effect any consolidation, merger or conveyance of all or substantially all of its assets unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation into or for the securities of which the previously outstanding stock of the Company shall be changed in connection with such consolidation or merger, or the corporation purchasing such assets, as the case may be, shall assume by written instrument, in form and substance reasonably satisfactory to the Warrantholder, executed and delivered in accordance with Section 8.2 hereof, the obligation to deliver to the Warrantholder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder is entitled to purchase.

      If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the Person having made such offer or with any Affiliate of such Person, unless prior to the consummation of such consolidation, merger or sale the Warrantholder shall have been given a reasonable opportunity to then elect to receive either the stock, securities or assets then issuable upon the exercise of the Warrant or, if different, the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer, computed as though the Warrantholder hereof had been at the time of such offer, a holder of the stock, securities or assets then purchasable upon the exercise or conversion of the Warrant. As used in this paragraph 6.2.3. the term "Person" shall mean and include an individual, a partnership, a corporation, a trust, a joint venture, a limited liability company, an unincorporated organization and a government or any department or agency thereof and an "Affiliate" of any Person shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such other Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

      Adjustment to Warrant Shares for Certain Dilutive Issuances.

      Special Definitions. For purposes of this Subsection 6.3, the following definitions shall apply:

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                  "Additional Shares of Common Stock" shall mean all shares of
Common Stock issued (or, pursuant to Subsection 6.3.2 below, deemed to be issued) by the Company after the Threshold Financing Closing Date other than:

                  Common Stock issued or issuable upon conversion of shares of the Company's preferred stock, par value $.01 per share (the "Preferred Stock"), outstanding as of the close of business on the Threshold Financing Closing Date;

                  Common Stock issued or issuable (i) upon exercise of the Vertex Warrants outstanding as of the close of business on the Threshold Financing Closing Date, (ii) in exchange for any shares of Preferred Stock held by Vertex or (iii) pursuant to the letter agreement dated December 1, 2000, between the Company and Vertex;

                  Common Stock granted, or issued or issuable upon the exercise of Options granted, to employees, consultants, creditors or other persons performing or providing services or products to the Company or any affiliate of the Company, in connection with their employment, advisory or other relationship with the Company, pursuant to stock grants, options or other arrangements approved by the Board of Directors of the Company Shares of Common Stock or Options previously issued pursuant to any such stock grants or option plans as of the date that the exclusion hereunder is being determined shall be included in calculating the number of shares of Common Stock subject to such exclusion;

                  Common Stock issued as a dividend or distribution on the Preferred Stock;

                  Common Stock issued in any public offering of Common Stock or Convertible Securities;

                  Common Stock issued in connection with any strategic alliance, license, distribution, marketing or collaboration agreements, up to an aggregate of 500,000 shares of Common Stock (as such number may be adjusted in connection with any of the events described in Section 6.1); and

                  issuances with respect to which an adjustment is made pursuant to Section 6.1 above.

                  "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities including Options, directly or indirectly convertible into or exchangeable for Common Stock.

                  "Factor" shall initially be one (1) and shall be subject to adjustment pursuant to this Section 6.3.

                  "Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                  "Threshold Financing" shall mean the Company's next equity financing in which Convertible Securities or shares of Common Stock are issued or series or group of such

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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financings occurring after the Issuance Date and resulting in proceeds to the
Company in an aggregate amount equal to or greater than $10,000,000.

                  "Threshold Financing Closing Date" shall mean the closing date of the Threshold Financing and in the event any potential Threshold Financing has multiple closing dates or several financings occur prior to a Threshold Financing occurring, the Threshold Financing Closing Date shall mean the date the applicable financing or financings first result in the receipt by the Company of aggregate proceeds in excess of $10,000,000.

                  "Threshold Price" shall mean (i) the consideration per share (determined pursuant to Subsection 6.3.5 hereof) paid by the investors in the Threshold Financing or (ii) in the event several financings occur prior to a Threshold Financing occurring, the average of the amount of consideration per share (determined pursuant to Subsection 6.3.5 hereof) paid by the investors in each component financing comprising the Threshold Financing, (as adjusted to reflect stock splits or reverse stock splits occurring after such financing but prior to the Threshold Financing Closing Date); in each case provided however that if Convertible Securities are issued therein, such Convertible Securities shall initially convert at the rate of one Convertible Security for one share of Common Stock or if another conversion ratio is used, CFFTI and the Company shall jointly determine the Threshold Price in good faith taking into account the price per share paid and the rate at which such Convertible Security converts into Common Stock.

                  "Vertex Warrants" shall mean the Company's warrants for the purchase of Common Stock issued to Vertex Pharmaceuticals Incorporated.

      Deemed Issue of Additional Shares of Common Stock.

            6.3.2.1 IF THE COMPANY AT ANY TIME OR FROM TIME TO TIME AFTER THE THRESHOLD FINANCING CLOSING DATE SHALL ISSUE ANY OPTIONS (OTHER THAN OPTIONS EXCLUDED PURSUANT TO SECTION 6.3.1(C) HEREOF) OR CONVERTIBLE SECURITIES OR SHALL FIX A RECORD DATE FOR THE DETERMINATION OF HOLDERS OF ANY CLASS OF SECURITIES ENTITLED TO RECEIVE ANY SUCH OPTIONS OR CONVERTIBLE SECURITIES, THEN THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK (AS SET FORTH IN THE INSTRUMENT RELATING THERETO WITHOUT REGARD TO ANY PROVISION CONTAINED THEREIN FOR A SUBSEQUENT ADJUSTMENT OF SUCH NUMBER) ISSUABLE UPON THE EXERCISE OF SUCH OPTIONS OR, IN THE CASE OF CONVERTIBLE SECURITIES AND OPTIONS THEREFOR, THE CONVERSION OR EXCHANGE OF SUCH CONVERTIBLE SECURITIES, SHALL BE DEEMED TO BE ADDITIONAL SHARES OF COMMON STOCK ISSUED AS OF THE TIME OF SUCH ISSUE OR, IN CASE SUCH A RECORD DATE SHALL HAVE BEEN FIXED, AS OF THE CLOSE OF BUSINESS ON SUCH RECORD DATE, PROVIDED THAT ADDITIONAL SHARES OF COMMON STOCK SHALL NOT BE DEEMED TO HAVE BEEN ISSUED UNLESS THE CONSIDERATION PER SHARE (DETERMINED PURSUANT TO SUBSECTION 6.3.5 HEREOF) OF SUCH ADDITIONAL SHARES OF COMMON STOCK WOULD BE LESS THAN THE THRESHOLD PRICE THEN IN EFFECT, AND PROVIDED FURTHER THAT IN ANY CASE IN WHICH ADDITIONAL SHARES OF COMMON STOCK ARE DEEMED TO BE ISSUED:

                  no further adjustment in the Factor shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                  if such Options or Convertible Securities by their terms
provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Factor computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                  no readjustment pursuant to clause (B) above shall have the effect of increasing the Factor to an amount which exceeds the lower of (i) the Factor on the original adjustment date, or (ii) the Factor that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                  upon the expiration or termination of any unexercised Option, the Factor shall be readjusted, and the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall no longer be deemed issued for the purposes of any subsequent adjustment of the Factor; and

                  in the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the antidilution provisions thereof, the Factor then in effect shall forthwith be readjusted to such Factor as would have obtained had the adjustment that was made upon the issuance of such Option or Convertible Security (prior to such change) been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option or Convertible Security.

      No Adjustment of Number of Shares. No adjustment to the Factor shall be made unless the consideration per share (determined pursuant to Subsection 6.3.5) for an Additional Share of Common Stock issued or deemed to be issued by the Company hereunder is less than the Threshold Price then in effect.

      Adjustment of Factor and Threshold Price Upon Issuance of Additional Shares of Common Stock. In the event the Company shall issue or sell (or pursuant to Section 6.3.2 be deemed to have issued) Additional Shares of Common Stock without consideration or for a consideration per share less than the Threshold Price then in effect (each such event a "Dilutive Event"), then and in such Dilutive Event, the number of Warrant Shares subject to purchase under this Warrant shall be increased to a number that is determined by dividing the number of Warrant Shares prior to the Dilutive Event by the factor determined by reference to the formula below (the "Factor") and the Exercise Price in effect prior to the Dilutive Event shall be decreased to a price that is determined by multiplying such price by the Factor. The Factor shall be determined as follows:

      Factor   =    CSB + X
                    -------
                      CSA

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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      where

      CSB = the total outstanding shares of Common Stock outstanding and deemed to outstanding immediately prior to the dilutive transaction (calculated to include the number of shares of Common Stock issuable upon conversion of the outstanding Options and Convertible Securities).

      X = the number of shares determined by dividing the aggregate consideration received in the dilutive transaction (as determined by reference to Section 6.3.5) divided by the Threshold Price.

      CSA = the total outstanding shares of Common Stock immediately after the dilutive transaction (calculated to include the number of shares of Common Stock issuable upon conversion of the outstanding Options and Convertible Securities).

In addition, the Threshold Price for future determination under this Section 6.3 shall be adjusted by multiplying the Threshold Price in effect immediately prior to the dilutive issuance by the Factor.

      Determination of Consideration. For purposes of this Section 6.3, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

            6.3.5.1 CASH, SERVICES AND PROPERTY: SUCH CONSIDERATION SHALL:

                  insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                  insofar as it consists of services or property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                  in the event Additional Shares of Common Stock are issued together with other assets of the Company for consideration which includes cash, property or services, be the proportion of such consideration so received for the Additional Shares of Common Stock as determined in good faith by the Board of Directors.

            6.3.5.2 OPTIONS AND CONVERTIBLE SECURITIES. THE CONSIDERATION PER SHARE RECEIVED BY THE COMPANY FOR OPTIONS AND CONVERTIBLE SECURITIES SHALL BE DETERMINED BY DIVIDING

                  the total amount of cash, services or property, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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Convertible Securities and the conversion or exchange of such Convertible
Securities, by

                  the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

      NOTICE OF ADJUSTMENT. When any adjustment is required to be made in the Exercise Price or the Factor, the Company shall promptly notify the Warrantholder of such event, of the calculation by which such adjustment is to be made and of the resulting Exercise Price and Factor.

      DUTY TO MAKE FAIR ADJUSTMENTS IN CERTAIN CASES. If any event occurs as to which in the opinion of the Board of Directors the other provisions of this
Section 6 are not strictly applicable or if strictly applicable would not fairly protect the purchase and exercise rights of the Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

      RESERVATION OF WARRANT SHARES. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock the full number of Warrant Shares deliverable upon exercise of the Warrant, as such number may change from time to time pursuant to the terms hereof. Also, the Company shall, at its own expense, take all such actions and obtain all such permits and orders as may be necessary to enable the Company lawfully to issue fully paid and nonassessable Warrant Shares upon the exercise or conversion of the Warrant, provided, however, this Section 7 shall not be construed to require the Company to register the Warrant or the Warrant Shares under the 1933 Act or any state's securities laws.

      MISCELLANEOUS.

      ENTIRE AGREEMENT. This Warrant, the Registration Rights Agreement of even date herewith between the Company and the Holder and the Alliance Agreement constitute the full and entire understanding and agreements between the parties hereto with respect to the subjects hereof and thereof.

      SUCCESSORS AND ASSIGNS. The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto, except as expressly provided otherwise herein.

      GOVERNING LAW. This Warrant shall be governed by and construed under the internal laws of the Commonwealth of Massachusetts (without reference or regard to conflict or choice of law provisions).

      NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or the day following deposit with a nationally recognized overnight courier service, or upon the fifth day following mailing by registered air mail, postage prepaid, addressed (a) if to the Holder, Cystic

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

Fibrosis Foundation Therapeutics, Inc., at 6931 Arlington Road, Bethesda, MD 20814, (301) 907-2699 (fax), Attention: Dr. Robert Beall, or at such other address as shall have furnished to the Company in writing, with a copy to Swidler Berlin Sheroff Friedman, LLP, 3000 K Street, N.W., Suite 300, Washington, D.C. 20007, (202) 424-7643 (fax), Attention: Kenneth I. Schaner, Esquire, (b) if to the Company, a copy should be sent to 625 Putnam Street, Cambridge, MA 02139, (617) 577-6502 (fax), Attention: Treasurer, or at such other address as the Company shall have furnished in writing to the Warrantholder, with a copy to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111, (617) 542-2241 (fax),
Attention: Jonathan L. Kravetz, Esquire, or (c) if to any other Warrantholder, at such address as such holder shall have furnished to the Company in writing, or, until such Warrantholder so furnishes an address to the Company, then to and at the address of the last holder of such Warrant who so furnished an address to the Company.

      DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any holder of any securities issued or sold or to be issued or sold hereunder, upon any breach or default of the Company under this Warrant, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Warrant, or any waiver on the part of any holder of any provisions or conditions of this Warrant must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

      SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Warrant, except as expressly provided otherwise herein.

      WAIVERS AND AMENDMENTS. With the written consent of the record or beneficial holders of more than 50% in interest of the Warrant Shares, the obligations of the Company and the rights of the Warrantholders may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its board of directors, may enter into a supplemental agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid percentage of the Warrant Shares, the holders of which are required to consent to any waiver or supplemental agreement, without the consent of the record or beneficial holders of all the Warrant Shares (treated as if exercised). Upon the effectuation of each such waiver, consent, agreement of amendment or modification the Company promptly shall give written notice thereof to the record holders of the Warrant and the Warrant Shares. This Warrant or any provision hereof may not be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 8.7.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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      SEVERABILITY. If one or more provisions of this Warrant are held to be invalid, illegal or unenforceable under applicable law, such provision shall be modified in such manner as to be valid, legal and enforceable, but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Warrant as if such provision were not included in either case, and the balance of this Warrant shall not in any way be affected or impaired thereby and shall be enforceable in accordance with its terms.

      REGISTERED HOLDER. The Company may deem and treat the registered Warrantholder(s) hereof as the absolute owner(s) of this Warrant (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise or conversion hereof, of any distribution to the Warrantholder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Other than as set forth herein, this Warrant does not entitle any Warrantholder hereof to any rights of a stockholder of the Company.

      TITLES AND SUBTITLES. The titles of the sections and subsections of this Warrant are for convenience and are not to be considered in construing this Warrant.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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



      IN WITNESS WHEREOF, Company has caused this Warrant to be signed by its duly authorized officer and issued as of the Issuance Date.

                                                     ALTUS BIOLOGICS INC.

                                                     By:  /s/ Peter Lanciano
                                                         -----------------------
                                                          Peter Lanciano
                                                          President

ACKNOWLEDGED AND AGREED
AS OF THE ISSUANCE DATE, INCLUDING,
WITHOUT LIMITATION, THE TRANSFER
RESTRICTIONS CONTAINED IN SECTION 5.1:

CYSTIC FIBROSIS FOUNDATION
     THERAPETICS, INC.

By:  _________________________
     Name:  Dr. Robert Beall
     Title: President

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                                                  EXECUTION COPY

      IN WITNESS WHEREOF, Company has caused this Warrant to be signed by its duly authorized officer and issued as of the Issuance Date.

                                                      ALTUS BIOLOGICS INC.

                                                      By: ______________________
                                                             Peter Lanciano
                                                             President

ACKNOWLEDGED AND AGREED
AS OF THE ISSUANCE DATE, INCLUDING,
WITHOUT LIMITATION, THE TRANSFER
RESTRICTIONS CONTAINED IN SECTION 5.1:

CYSTIC FIBROSIS FOUNDATION
    THERAPEUTICS, INC.

By: /s/ Dr. Robert Beall
    ----------------------------
    Name:  Dr. Robert Beall
    Title: President

                          SIGNATIRE PAGE FOR WARRANT B

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                               NOTICE OF EXERCISE

                 (To be Executed by the Registered Warrantholder
                        in order to Exercise the Warrant)

      The undersigned hereby irrevocably elects to exercise the right to purchase ________________________________________ (______________) shares of the
Common Stock, $.01 par value, of Altus Biologics Inc., a Massachusetts corporation, covered by Warrant No. W-___, according to the conditions thereof and herewith makes payment of the Exercise Price of such Warrant Shares in full.

      I. Such payment is hereby tendered in the form of $__________________ by wire transfer or certified or bank check.

      II. The undersigned elects to receive the net value of the Warrant Shares pursuant to Section 1.2 of the Warrant.

      III. In exercising this Warrant, the undersigned hereby confirms and acknowledges that the Warrant and the shares of Common Stock to be issued upon exercise thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of all or any portion of the Warrant or such Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

                     Printed Name of Warrantholder:  ___________________________

                     Signature:                      ___________________________

                     Title (if signing on
                     behalf of a Warrantholder):     ___________________________

                     Date:                           ___________________________

                     Address:                        ___________________________

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                                                  EXECUTION COPY

                               FORM OF ASSIGNMENT

      For Value Received, the undersigned registered owner of this Warrant issued by Altus Biologics Inc. hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant No. W-______, with respect to the number of Warrant Shares of Common Stock set forth below:

Name of Assignee         Address           Number of Warrant Shares
----------------         -------           ------------------------

and does hereby irrevocably constitute and appoint ____________________ attorney to make such transfer on the books of Altus Biologics Inc., maintained for such purpose, with full power of substitution in the premises.

Dated: ___________________                    _________________________________
                                              Signature of registered owner

Witness: _________________

The Assignee acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or sale in a violation of the Securities Act of 1933, as amended, or any state securities laws.

                                               _________________________________
                                               Signature of Assignee
                                               Print Name:  ____________________
                                               Print Title: ____________________

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, OR (B) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT NO REGISTRATION IS REQUIRED FOR SUCH TRANSFER.

Warrant No. W-5B                                                 169,600 Shares

                                     WARRANT
                       To Purchase Shares of Common Stock
                                       of
                              ALTUS BIOLOGICS INC.
                             Dated February 22, 2001

      WHEREAS, pursuant to and in connection with that certain Strategic Alliance Agreement (the "Alliance Agreement") dated as of the date hereof by and between Altus Biologics Inc., a Massachusetts corporation (the "Company"), and Cystic Fibrosis Foundation Therapeutics, Inc., a Maryland corporation ("CFFTI"), the Company intends to provide CFFTI an opportunity to obtain an equity interest in the Company through the acquisition of shares of its Common Stock, $.0l par value per share ("Common Stock"), upon the exercise of a warrant with respect thereto;

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company certifies and agrees as follows:

      This Warrant dated as of February 22, 2001 (the "Issuance Date") certifies that, for value received, CYSTIC FIBROSIS FOUNDATION THERAPEUTICS, INC. (the "Holder"), is entitled, subject to the terms and conditions set forth herein, to purchase from the Company a number of shares equal to One Hundred Sixty Nine Thousand Six Hundred (169,600) (the "Warrant Shares") of the fully paid and non-assessable Common Stock of the Company, at a price of $.01 (one cent) per share (the "Exercise Price"), such number of Warrant Shares and Exercise Price subject to adjustment as provided herein. This Warrant shall be fully vested as of the Issuance Date. Subject to the terms and conditions set forth herein, this Warrant may be exercised at any time on or after February 22, 2011 and before February 22, 2013 (the "Expiration Date") and shall be void thereafter; provided, however, this Warrant may be exercised earlier upon the first to occur of (i) the Approval Date (as defined in the Alliance Agreement); (ii) a Technical Failure (as defined in the Alliance Agreement); (iii) a Joint License Event (as defined in the Alliance Agreement); or (iv) a Company Default (as defined in the Alliance Agreement).

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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      EXERCISE OF WARRANT.

      PROCEDURE. The Holder or any person or entity to whom the Holder has assigned its rights under this Warrant or transferred all or a portion of this Warrant (collectively referred to as the "Warrantholder") may exercise this Warrant, at any time or from time to time, after the date on which this Warrant may first be exercised pursuant to the terms of the immediately preceding paragraph and prior to the Expiration Date, on any business day, by surrendering the Warrant, accompanied by a written notice in the form attached hereto (the "Exercise Notice"), to the Company at the address designated in Section 8.4 hereof, exercising the Warrant and specifying the total number of Warrant Shares the Warrantholder will purchase pursuant to such exercise. This Warrant may be exercised in whole or in part as to any or all of the Warrant Shares. A certificate or certificates for the Warrant Shares purchased upon exercise of this Warrant and, in the event of a partial exercise of this Warrant, a new Warrant of like tenor representing the balance of the Warrant Shares purchasable hereunder, shall be delivered by the Company to the Warrantholder not later than ten days after payment is made for the Warrant Shares purchased upon exercise. No fractions of a share of Common Stock will be issued upon the exercise of this Warrant, but if a fractional share would be issuable upon exercise, the Company will pay in cash the fair market value thereof as determined under Section 1.2 below.

      NET EXERCISE FORMULA. The Warrantholder may exercise the Warrant either
(i) by paying to the Company, by cash or check, an amount equal to the aggregate Exercise Price of the Warrant Shares being purchased, or (ii) by electing to receive Warrant Shares equal to the value (as determined below) of this Warrant by surrender of the Warrant together with notice of such election, in which event the Company shall issue to the Warrantholder a number of Warrant Shares computed using the following formula:

                           X = Y(A-B)
                               ------
                                  A

Where:   X  =   the number of Warrant Shares to be issued to the Warrantholder.

         Y  =   the number of Warrant Shares under this Warrant (or such lesser number of Shares as the Warrantholder elects to purchase, in the case of a partial exercise).

         A  =   the fair market value of one share of Common Stock on the date of exercise.

         B  =   the Exercise Price.

      As used herein, the fair market value of the Common Stock shall be deemed to be the mean between the highest and lowest quoted selling prices as reported in The Wall Street Journal on the last trading day preceding the date of determination on the primary securities exchange where the Common Stock of the Company is traded or if not traded on a securities exchange, then on The Nasdaq Stock Market, or if there were no sales on the applicable date, on the next preceding date within a reasonable period (as determined in the sole discretion of the Board of Directors of the Company (the "Board of Directors")) on which there were sales. In the event that there were no sales in such a market within a reasonable period, the fair market value shall be as determined in good faith by the Board of Directors. In the event the Warrantholder disagrees with the fair market value determined by the Board of Directors, the Company and the

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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Warrantholder shall negotiate in good faith and use their best efforts to agree upon the selection of an independent appraiser, who will have 30 days in which to determine the fair market value of the Common Stock, and whose determination will be final and binding on all parties concerned. If no individual appraiser can be agreed upon, each party shall select an appraiser and the two selected appraisers shall select a third to serve as the independent appraiser for purposes of determining fair market value. All costs of the independent appraiser shall be borne equally by the Company and the Warrantholder.

      RECORD HOLDER. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided in Section 1.2. above and the person entitled to receive the Warrant Shares of Common Stock issuable upon such exercise or conversion shall be treated for all purposes as the holder of such Warrant Shares of record as of the close of business on such date.

      PAYMENT OF TAXES. The Company shall pay all taxes and other governmental charges (other than income taxes) that may be imposed in respect of the issue of the Warrant Shares or any portion thereof. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for the Warrant Shares or any portion thereof in any name other than that of the registered holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

      TRANSFER AND EXCHANGE.

      TRANSFER. Subject to the terms hereof, including, without limitation, Sections 5.1 and 5.3, the Warrant and all rights thereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at its office designated in Section 8.4 hereof by the registered holder hereof in person or by duly authorized attorney, upon surrender of the Warrant properly endorsed; provided, however, that this Warrant may not be transferred in part unless such transfer is to a transferee who pursuant to such transfer receives the right to purchase at least 75,000 shares of Common Stock. Upon any partial transfer, the Company will issue and deliver to such holder a new warrant or warrants with respect to the Warrant Shares not so transferred. Each taker and holder of the Warrant, by taking or holding the same, consents and agrees that the Warrant when endorsed in blank shall be deemed negotiable, and that when the Warrant shall have been so endorsed, the holder may be treated by the Company and all other persons dealing with the Warrant as the absolute owner of such Warrant for any purpose and as the person entitled to exercise the rights represented thereby, or to the transfer on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder of the Warrant as the owner for all purposes. The term "Warrant" as used herein shall include the Warrant and, any warrants delivered in substitution or exchange therefor as provided herein.

      EXCHANGE. The Warrant is exchangeable for a warrant or warrants for the same aggregate number of Warrant Shares, each new Warrant to represent the right to purchase such number of Warrant Shares as the holder shall designate at the time of such exchange. The Warrant may be subdivided, at the Warrantholder's option, into several warrants to purchase the

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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Warrant Shares (collectively, also referred to as the "Warrant"). Such subdivision may be accomplished in accordance with the provisions of this
Section 4.

      TRANSFER OF SECURITIES.

      RESTRICTIONS ON TRANSFER. Neither the Warrant nor any of the Warrant Shares shall be transferable except upon the conditions specified in this
Section 5.1, which conditions are intended to insure compliance with applicable provisions of the 1933 Act.

      Unless and until otherwise permitted by this Section 5.1, the Warrant and each certificate or other document evidencing any of the Warrant Shares shall be endorsed with the legend substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, OR (B) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION IS REQUIRED FOR SUCH TRANSFER.

      Neither the Warrant nor any of the Warrant Shares shall be transferred and the Company shall not be required to register any such transfer, unless and until one of the following events shall have occurred:

            the Company shall have received an opinion of counsel reasonably acceptable to the Company and its counsel, stating that the contemplated transfer is exempt from registration under the 1933 Act as then in effect, and the Rules and Regulations of the Commission thereunder. Within ten days after delivery to the Company and its counsel of such an opinion, the Company either shall deliver to the proposed transferor a statement to the effect that such opinion is not satisfactory in the reasonable opinion of its counsel (and shall specify the legal analysis supporting any such conclusion) or shall authorize the Company's transfer agent to make the requested transfer;

            the Company shall have been furnished with a letter from the Commission in response to a written request in form and substance acceptable to counsel for the Company setting forth all of the facts and circumstances surrounding the contemplated transfer, stating that the Commission will take no action with regard to the contemplated transfer; or

            (i) the Warrant or the Warrant Shares, as the case may be, have been registered pursuant to a registration statement filed by or on behalf of the Company, (ii) such registration statement has been declared effective by the Commission under the 1933 Act and is not subject to any stop order, and (iii) the Company has not sent a notice to the Warrantholder requesting that sales under such registration statement and the related prospectus should be halted until such time as the Company has corrected or updated such registration statement and the related prospectus.

The restrictions on transfer imposed by Section 5.1 shall cease and terminate as to the Warrant or the Warrant Shares, as the case may be, when (i) such securities shall have been effectively

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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registered under the 1933 Act and sold by the holder thereof in accordance with such registration, or (ii) an acceptable opinion as described in Section 5.1.2(a) or a "no action" letter described in Section 5.1.2(b) states that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the 1933 Act. When the restrictions on transfer contained in this Section 5.1 have terminated as provided above, the holder of the securities as to which such restrictions shall have terminated or the transferee of such holder shall be entitled to receive from the Company, at the expense of the Company, a new Warrant or a new share certificate, as the case may be, not bearing the legend set forth in Section
5.1.1 hereof.

      COOPERATION. The Company shall cooperate in supplying such information as may be reasonably requested by the Warrantholder to complete and file any information reporting forms presently or subsequently required by the Commission as a condition to the availability of an exemption, presently existing or subsequently adopted, from the 1933 Act for the sale of the Warrant or Warrant Shares, which is expressly understood not to include the completion or filing of any registration statements or other forms used to register such securities for sale under the 1933 Act or any state's securities laws.

      PERMITTED TRANSFERS. Subject to Section 5.1 above and subject to all applicable laws and rules, the Warrantholder may transfer this Warrant and any Warrant Shares purchased hereunder.

      ADJUSTMENTS TO EXERCISE PRICE AND WARRANT SHARES. The Exercise Price in effect from time to time and the number of Warrant Shares shall be subject to adjustment in certain cases as set forth in this Section 6.

      SUBDIVISION OR COMBINATION. In the event the outstanding Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price for the Warrant Shares shall, simultaneously with the effectiveness of such subdivision, be proportionately reduced and the number of Warrant Shares proportionately increased, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price shall simultaneously with the effectiveness of such combination, be proportionately increased and the number of Warrant Shares proportionately reduced. For the purpose of this Section 6, a distribution or series of distributions of Common Stock to holders of Common Stock in which the number of shares distributed is ten percent (10%) or more of the number of shares of Common Stock upon which the distribution is to be made shall be deemed to be a subdivision of Common Stock.

      ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION OR MERGER.

      In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of the Warrant) after the Issuance Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Warrantholder, upon exercise of the Warrant as provided in Section 1 hereof at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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securities and property receivable upon the exercise of the Warrant prior to such consummation, the stock or other securities or property to which the Warrantholder would have been entitled upon such consummation if the Warrantholder had exercised or converted the Warrant immediately prior thereto (and such stock or securities shall be deemed to be "Warrant Shares" for the purpose of this Warrant); in each such case, the terms of this Warrant, including the exercise provisions of Section 1, shall be applicable to the shares of stock or other securities or property receivable upon the exercise of the Warrant after such consummation.

      The Company shall not effect any consolidation, merger or conveyance of all or substantially all of its assets unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation into or for the securities of which the previously outstanding stock of the Company shall be changed in connection with such consolidation or merger, or the corporation purchasing such assets, as the case may be, shall assume by written instrument, in form and substance reasonably satisfactory to the Warrantholder, executed and delivered in accordance with Section 8.2 hereof, the obligation to deliver to the Warrantholder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder is entitled to purchase.

      If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the Person having made such offer or with any Affiliate of such Person, unless prior to the consummation of such consolidation, merger or sale the Warrantholder shall have been given a reasonable opportunity to then elect to receive either the stock, securities or assets then issuable upon the exercise of the Warrant or, if different, the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer, computed as though the Warrantholder hereof had been at the time of such offer, a holder of the stock, securities or assets then purchasable upon the exercise or conversion of the Warrant. As used in this paragraph 6.2.3. the term "Person" shall mean and include an individual, a partnership, a corporation, a trust, a joint venture, a limited liability company, an unincorporated organization and a government or any department or agency thereof and an "Affiliate" of any Person shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such other Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

      Adjustment to Warrant Shares for Certain Dilutive Issuances.

      Special Definitions. For purposes of this Subsection 6.3, the following definitions shall apply:

            "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Subsection 6.3.2 below, deemed to be issued) by the Company after the Threshold Financing Closing Date other than:

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                  Common Stock issued or issuable upon conversion of shares of the Company's preferred stock, par value $.01 per share (the "Preferred Stock"), outstanding as of the close of business on the Threshold Financing Closing Date;

                  Common Stock issued or issuable (i) upon exercise of the Vertex Warrants outstanding as of the close of business on the Threshold Financing Closing Date, (ii) in exchange for any shares of Preferred Stock held by Vertex or (iii) pursuant to the letter agreement dated December 1, 2000, between the Company and Vertex;

                  Common Stock granted, or issued or issuable upon the exercise of Options granted, to employees, consultants, creditors or other persons performing or providing services or products to the Company or any affiliate of the Company, in connection with their employment, advisory or other relationship with the Company, pursuant to stock grants, options or other arrangements approved by the Board of Directors of the Company. Shares of Common Stock or Options previously issued pursuant to any such stock grants or option plans as of the date that the exclusion hereunder is being determined shall be included in calculating the number of shares of Common Stock subject to such exclusion;

                  Common Stock issued as a dividend or distribution on the Preferred Stock;

                  Common Stock issued in any public offering of Common Stock or Convertible Securities;

                  Common Stock issued in connection with any strategic alliance, Iicense, distribution, marketing or collaboration agreement up to an aggregate of 500,000 shares of Common Stock (as such number may be adjusted in connection with any of the events described in Section 6.1); and

                  issuances with respect to which an adjustment is made pursuant to Section 6.1 above.

                  "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities including Options, directly or indirectly convertible into or exchangeable for Common Stock.

                  "Factor" shall initially be one (1) and shall be subject to adjustment pursuant to this Section 6.3.

                  "Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                  "Threshold Financing" shall mean the Company's next equity financing in which Convertible Securities or shares of Common Stock are issued or series or group of such financings occurring after the Issuance Date and resulting in proceeds to the Company in an aggregate amount equal to or greater than $10,000,000.

                  "Threshold Financing Closing Date" shall mean the closing date of the Threshold Financing and in the event any potential Threshold Financing has multiple closing

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
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dates or several financings occur prior to a Threshold Financing occurring, the
Threshold Financing Closing Date shall mean the date the applicable financing or financings first result in the receipt by the Company of aggregate proceeds in excess of $10,000,000.

                  "Threshold Price" shall mean (i) the consideration per share (determined pursuant to Subsection 6.3.5 hereof) paid by the investors in the Threshold Financing or (ii) in the event several financings occur prior to a Threshold Financing occurring, the average of the amount of consideration per share (determined pursuant to Subsection 6.3.5 hereof) paid by the investors in each component financing comprising the Threshold Financing, (as adjusted to reflect stock splits or reverse stock splits occurring after such financing but prior to the Threshold Financing Closing Date); in each case provided however that if Convertible Securities are issued therein, such Convertible Securities shall initially convert at the rate of one Convertible Security for one share of Common Stock or if another conversion ratio is used, CFFTI and the Company shall jointly determine the Threshold Price in good faith taking into account the price per share paid and the rate at which such Convertible Security converts into Common Stock.

                  "Vertex Warrants" shall mean the Company's warrants for the purchase of Common Stock issued to Vertex Pharmaceuticals Incorporated.

      Deemed Issue of Additional Shares of Common Stock.

            6.3.2.1 If the Company at any time or from time to time after the Threshold Financing Closing Date shall issue any Options (other than Options excluded pursuant to Section 6.3.1(C) hereof) or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 6.3.5 hereof) of such Additional Shares of Common Stock would be less than the Threshold Price then in effect, and provided further that in any case in which Additional Shares of Common Stock are deemed to be issued:

            no further adjustment in the Factor shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

            if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Factor computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

            no readjustment pursuant to clause (B) above shall have the effect of increasing the Factor to an amount which exceeds the lower of (i) the Factor on the original adjustment date, or (ii) the Factor that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

            upon the expiration or termination of any unexercised Option, the Factor shall be readjusted, and the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall no longer be deemed issued for the purposes of any subsequent adjustment of the Factor; and

            in the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the antidilution provisions thereof, the Factor then in effect shall forthwith be readjusted to such Factor as would have obtained had the adjustment that was made upon the issuance of such Option or Convertible Security (prior to such change) been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option or Convertible Security.

      No Adjustment of Number of Shares. No adjustment to the Factor shall be made unless the consideration per share (determined pursuant to Subsection 6.3.5) for an Additional Share of Common Stock issued or deemed to be issued by the Company hereunder is less than the Threshold Price then in effect.

      Adjustment of Factor and Threshold Price Upon Issuance of Additional Shares of Common Stock. In the event the Company shall issue or sell (or pursuant to Section 6.3.2 be deemed to have issued) Additional Shares of Common Stock without consideration or for a consideration per share less than the Threshold Price then in effect (each such event a "Dilutive Event"), then and in such Dilutive Event, the number of Warrant Shares subject to purchase under this Warrant shall be increased to a number that is determined by dividing the number of Warrant Shares prior to the Dilutive Event by the factor determined by reference to the formula below (the "Factor") and the Exercise Price in effect prior to the Dilutive Event shall be decreased to a price that is determined by multiplying such price by the Factor. The Factor shall be determined as follows:

         Factor =   CSB + X
                   ----------
                      CSA

         where

         CSB = the total outstanding shares of Common Stock outstanding and deemed to outstanding immediately prior to the dilutive transaction (calculated to include the number of shares of Common Stock issuable upon conversion of the outstanding Options and Convertible Securities).

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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      X = the number of shares determined by dividing the aggregate consideration received in the dilutive transaction (as determined by reference to Section 6.3.5) divided by the Threshold Price.

      CSA = the total outstanding shares of Common Stock immediately after the dilutive transaction (calculated to include the number of shares of Common Stock issuable upon conversion of the outstanding Options and Convertible Securities).

In addition, the Threshold Price for future determination under this Section 6.3 shall be adjusted by multiplying the Threshold Price in effect immediately prior to the dilutive issuance by the Factor.

      Determination of Consideration. For purposes of this Section 6.3, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

            6.3.5.1 Cash, Services and Property: Such consideration shall:

                  insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                  insofar as it consists of services or property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                  in the event Additional Shares of Common Stock are issued together with other assets of the Company for consideration which includes cash, property or services, be the proportion of such consideration so received for the Additional Shares of Common Stock as determined in good faith by the Board of Directors.

            6.3.5.2 Options and Convertible Securities. The consideration per share received by the Company for Options and Convertible Securities shall be determined by dividing the total amount of cash, services or property, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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      NOTICE OF ADJUSTMENT. When any adjustment is required to be made in the
Exercise Price or the Factor, the Company shall promptly notify the Warrantholder of such event, of the calculation by which such adjustment is to be made and of the resulting Exercise Price and Factor.

      DUTY TO MAKE FAIR ADJUSTMENTS IN CERTAIN CASES. If any event occurs as to which in the opinion of the Board of Directors the other provisions of this
Section 6 are not strictly applicable or if strictly applicable would not fairly protect the purchase and exercise rights of the Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

      RESERVATION OF WARRANT SHARES. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock the full number of Warrant Shares deliverable upon exercise of the Warrant, as such number may change from time to time pursuant to the terms hereof. Also, the Company shall, at its own expense, take all such actions and obtain all such permits and orders as may be necessary to enable the Company lawfully to issue fully paid and nonassessable Warrant Shares upon the exercise or conversion of the Warrant, provided, however, this Section 7 shall not be construed to require the Company to register the Warrant or the Warrant Shares under the 1933 Act or any state's securities laws.

      MISCELLANEOUS.

      ENTIRE AGREEMENT. This Warrant, the Registration Rights Agreement of even date herewith between the Company and the Holder and the Alliance Agreement constitute the full and entire understanding and agreements between the parties hereto with respect to the subjects hereof and thereof.

      SUCCESSORS AND ASSIGNS. The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto, except as expressly provided otherwise herein.

      GOVERNING LAW. This Warrant shall be governed by and construed under the internal Iaws of the Commonwealth of Massachusetts (without reference or regard to conflict or choice of law provisions).

      NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or the day following deposit with a nationally recognized overnight courier service, or upon the fifth day following mailing by registered air mail, postage prepaid, addressed (a) if to the Holder, Cystic Fibrosis Foundation Therapeutics, Inc., at 6931 Arlington Road, Bethesda, MD 20814, (301) 907-2699 (fax), Attention: Dr. Robert Beall, or at such other address as shall have furnished to the Company in writing, with a copy to Swidler Berlin Sheroff Friedman, LLP, 3000 K Street, N.W., Suite 300, Washington, D.C. 20007, (202) 424-7643 (fax), Attention: Kenneth I. Schaner, Esquire, (b) if to the Company, a copy should be sent to 625 Putnam Street, Cambridge, MA 02139, (617) 577-6502
(fax), Attention: Treasurer, or at such other address as the Company shall have furnished in writing to the Warrantholder, with a copy to Mintz, Levin, Cohn, Ferris,

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111,
(617) 542-2241 (fax), Attention: Jonathan L. Kravetz, Esquire, or (c) if to any other Warrantholder, at such address as such holder shall have furnished to the Company in writing, or, until such Warrantholder so furnishes an address to the Company, then to and at the address of the last holder of such Warrant who so furnished an address to the Company.

      DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any holder of any securities issued or sold or to be issued or sold hereunder, upon any breach or default of the Company under this Warrant, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Warrant, or any waiver on the part of any holder of any provisions or conditions of this Warrant must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

      SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Warrant, except as expressly provided otherwise herein.

      WAIVERS AND AMENDMENTS. With the written consent of the record or beneficial holders of more than 50% in interest of the Warrant Shares, the obligations of the Company and the rights of the Warrantholders may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its board of directors, may enter into a supplemental agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid percentage of the Warrant Shares, the holders of which are required to consent to any waiver or supplemental agreement, without the consent of the record or beneficial holders of all the Warrant Shares (treated as if exercised). Upon the effectuation of each such waiver, consent, agreement of amendment or modification. the Company promptly shall give written notice thereof to the record holders of the Warrant and the Warrant Shares. This Warrant or any provision hereof may not be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 8.7.

      SEVERABILITY. If one or more provisions of this Warrant are held to be invalid, illegal or unenforceable under applicable law, such provision shall be modified in such manner as to be valid, legal and enforceable, but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Warrant as if such provision were not included in either case, and the balance of this Warrant shall not in any way be affected or impaired thereby and shall be enforceable in accordance with its terms.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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      REGISTERED HOLDER. The Company may deem and treat the registered
Warrantholder(s) hereof as the absolute owners) of this Warrant (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise or conversion hereof, of any distribution to the Warrantholder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Other than as set forth herein, this Warrant does not entitle any Warrantholder hereof to any rights of a stockholder of the Company.

      TITLES AND SUBTITLES. The titles of the sections and subsections of this Warrant are for convenience and are not to be considered in construing this Warrant.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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      IN WITNESS WHEREOF, Company has caused this Warrant to be signed by its duly authorized officer and issued as of the Issuance Date.

                                       ALTUS BIOLOGICS INC.

                                       By:  /s/  Peter Lanciano
                                            --------------------------------
                                            Peter Lanciano
                                            President

ACKNOWLEDGED AND AGREED
AS OF THE ISSUANCE DATE, INCLUDING,
WITHOUT LIMITATION, THE TRANSFER
RESTRICTIONS CONTAINED IN SECTION 5.1:

CYSTIC FIBROSIS FOUNDATION
     THERAPETICS, INC.

By:
   ----------------------------------
   Name: Dr. Robert Beall
   Title: President

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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      IN WITNESS WHEREOF, Company has caused this Warrant to be signed by its duly authorized officer and issued as of the Issuance Date.

                                           ALTUS BIOLOGICS INC.

                                           By:
                                                --------------------------------
                                                Peter Lanciano
                                                President

ACKNOWLEDGED AND AGREED
AS OF THE ISSUANCE DATE, INCLUDING,
WITHOUT LIMITATION, THE TRANSFER
RESTRICTIONS CONTAINED IN SECTION 5.1:

CYSTIC FIBROSIS FOUNDATION
     THERAPEUTICS, INC.

By: /s/  Dr. Robert Beall
    ---------------------------------
    Name: Dr. Robert Beall
    Title: President

                          SIGNATURE PAGE FOR WARRANT A

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                               NOTICE OF EXERCISE

                (To be Executed by the Registered Warrantholder
                       in order to Exercise the Warrant)

       The undersigned hereby irrevocably elects to exercise the right to purchase ___________ _______________(________) shares of the Common Stock, $.01 par value, of Altus Biologics Inc., a Massachusetts corporation, covered by Warrant No. W-___, according to the conditions thereof and herewith makes payment of the Exercise Price of such Warrant Shares in full.

      I. Such payment is hereby tendered in the form of $______________ by wire transfer or certified or bank check.

      II The undersigned elects to receive the net value of the Warrant Shares pursuant to Section 1.2 of the Warrant.

      III. In exercising this Warrant, the undersigned hereby confirms and acknowledges that the Warrant and the shares of Common Stock to be issued upon exercise thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of all or any portion of the Warrant or such Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

                  Printed Name of Warrantholder:      __________________________

                  Signature:                          __________________________

                  Title (if signing on
                  behalf of a Warrantholder):         __________________________

                  Date:                               __________________________

                  Address:                            __________________________

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                               FORM OF ASSIGNMENT

      For Value Received, the undersigned registered owner of this Warrant issued by Altus Biologics Inc. hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant No. W-______, with respect to the number of Warrant Shares of Common Stock set forth below:

Name of Assignee                 Address                Number of Warrant Shares

and does hereby irrevocably constitute and appoint ______________________ attorney to make such transfer on the books of Altus Biologics Inc., maintained for such purpose, with full power of substitution in the premises.

Dated: ______________________                     ______________________________
                                                  Signature of registered owner

Witness: _________________________

The Assignee acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or sale in a violation of the Securities Act of 1933, as amended, or any state securities laws.

                                               _________________________________
                                               Signature of Assignee
                                               Print Name:______________________
                                               Print Title:_____________________

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                 EXHIBIT 2.3 (c)

                          Registration Rights Agreement

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT dated as of February 22, 2001 is among Altus Biologics Inc., a Massachusetts corporation (the "Company"), and Cystic Fibrosis Foundation Therapeutics, Inc., a Maryland corporation ("CFFTI" and together with all other holders of Registrable Securities (as defined below), the "Holders").

                                   WITNESSETH

      WHEREAS, the execution and delivery of this Agreement is among the conditions to the consummation of the transaction contemplated by the Strategic Alliance Agreement dated as of February 22, 2001 between the Company and CFFTI (the "Strategic Alliance Agreement");

      NOW THEREFORE, in consideration of the foregoing and of the mutual covenants set forth below, the parties agree as follows:

Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

      "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

      "Common Stock" shall mean the common stock, $.01 par value per share, of the Company, and shall include any securities into which such common stock shall have been changed after the date hereof as the result of any (i) recapitalization or reorganization of the Company, (ii) reclassification of such common stock, or (iii) consolidation or merger of the Company with another corporation.

      "Form S-3" shall mean Form S-3 issued by the Commission or any substantially similar form then in effect.

      "Initial Public Offering" shall mean the first underwritten public offering of the Common Stock of the Company for the account of the Company and offered on a "firm commitment" or "best efforts" basis pursuant to an offering registered under the Securities Act with the Commission on Form S-1, S-18, or their then equivalent.

      "Qualified Public Offering" shall mean a fully underwritten (by nationally recognized underwriters), firm commitment public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its Common Stock in which the aggregate gross proceeds to the Company equal or exceed $15,000,000 and in which the price per share of Common Stock equals or exceeds $5.00 (such price subject to equitable adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification, or other similar event.)

      The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.

      "Registrable Securities" shall mean all shares of Common Stock (i) issued or issuable upon exercise of the Warrant or (ii) issued pursuant to stock splits, stock dividends and similar distributions with respect to such shares, provided that any such securities will cease to be Registrable Securities if and when they become eligible for resale under Rule 144(k) under the Securities Act, provided however, that Registrable Securities shall not include any shares of Common Stock that have been previously registered under the Securities Act or which have been sold to the public either pursuant to a registration statement or Rule 144 as promulgated under the Securities Act or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

      "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company and one special counsel for the Holders (whose fees and expenses shall be reasonable), blue sky fees and expenses, but shall not include underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement, and the fees and expenses of more than one special counsel for the Holders.

      "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Warrants" shall mean the Company's Warrant No. W-5A and Warrant W-5B for the purchase of an aggregate of 400,000 shares of Common Stock, each dated as of the date hereof and issued to CFFTI.

"Piggy-Back" Registrations. If at any time the Company shall determine to register under the Securities Act (including pursuant to the demand of any stockholder of the Company exercising registration rights) any of its securities, other than on Form S-4, Form S-8 or their then equivalents, it shall send to each Holder of Registrable Securities, including each Holder who has the right to acquire Registrable Securities, written notice of such determination and, if within ten (10) business days after receipt of such notice, such Holder shall so request in writing, the Company shall use its best efforts to include in such Registration Statement all or any part of the Registrable Securities such Holder requests to be registered therein, except that if in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in any such Registration Statement because, in its judgment, such limitation will facilitate an orderly public distribution, then such limitation shall be imposed pro rata with respect to the holders of all securities to be included in such Registration Statement.

Demand Registration. If on any one occasion after the earlier of the Initial Public Offering or two (2) years from the date of this Agreement (including an occasion of registration on Form S- 1 or its then equivalent) one or more Holders of at least a majority of the Registrable Securities shall notify the Company in writing that it or they intend to offer or cause to be offered

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

Registrable Securities for public sale, the Company will so notify all Holders of Registrable Securities, including all Holders who have a right to acquire Registrable Securities. Upon written request of any Holder given within ten (10) business days after the receipt by such Holder from the Company of such notification, the Company will use its best efforts to cause such of the Registrable Securities as may be requested by any Holder thereof (including the Holder or Holders giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible. The Company shall not be required to effect more than one registration pursuant to this Section 3; provided, however, that if the Company determines to include shares to be sold by it or any stockholders other than the Holders in any registration requests pursuant to this Section 3, such registration shall be deemed to have been a registration under Section 2 of this Agreement, and not a registration under this Section 3, if the Holders of Registrable Securities are unable to include in any such Registration Statement all of the Registrable Securities initially requested for inclusion in such Registration Statement, either as a result of any limitation on the registration of shares placed by the underwriters or for any other reason. The Company shall not be obligated or required to effect a registration pursuant to this Section 3: (a) if the registration would be the Company's Initial Public Offering and does not (or in the opinion of the underwriters is not likely to) constitute a Qualified Public Offering; or (b) during the period commencing on the Company's filing of, and ending on the date one hundred and twenty (120) days following the effective date of any Registration Statement pertaining to any registration initiated by the Company, for the account of the Company, or by Company in response to the exercise of demand registration rights by other stockholders of the Company, if the written request of Holders for demand registration pursuant to this Section 3 shall have been received by the Company after the Company has given notice to all Holders of Registrable Securities stating that the Company is commencing a registration; provided, however, that the Company shall use its best efforts in good faith to cause any such Registration Statement to be filed and to become effective as expeditiously as shall be reasonably possible and provided further that in the case of any registration initiated by the Company in response to the exercise of demand registration rights of other stockholders of the Company, the Holders of Registrable Securities shall have been able to include in such registration all of the Registrable Securities requested by the Holders for inclusion in such registration pursuant to Section 2 above. A registration requested pursuant to this Section 3 shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has been declared effective by the Commission or (ii) if the Registration Statement does not remain effective for a period of at least 180 days beyond the effective date thereof or, with respect to an underwritten offering of Registrable Securities, until 45 days after the commencement of the distribution by the holders of the Registrable Securities included in such Registration Statement. If a registration requested pursuant to this Section 3 is deemed not to have been effected as provided herein, then the Company shall continue to be obligated to effect one demand registration pursuant hereto without giving effect to such requested registration.

Short-Form Registration on Form S-3. In addition to the rights provided to the Holders of Registrable Securities in Sections 2 and 3 hereof, if one or more Holders of at least a majority of the Registrable Securities shall notify the Company in writing that it or they intend to offer or cause to be offered Registrable Securities for public sale, and the Company shall determine that such registration can be effected on Form S-3 (or any similar form promulgated by the Commission), the Company will so notify each Holder of Registrable Securities, including each

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

Holder who has a right to acquire Registrable Securities, and then will, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on said Form S-3 of all or such portion of the Registrable Securities as the Holder or Holders shall specify; provided, however, that the Company will not be required to effect a registration pursuant to this Section 4 unless the Holder or Holders are requesting registration of shares of Registrable Securities having an aggregate expected public offering price (before deduction of underwriting discounts and expenses of sale) of at least $500,000. The Company shall not be obligated or required to effect a registration pursuant to this Section 4 during the period commencing on the Company's filing of, and ending on the date one hundred and twenty (120) days following the effective date of, any Registration Statement pertaining to any underwritten registration initiated by the Company, for the account of the Company, if the written request of Holders for such demand registration pursuant to this Section 4 shall have been received by the Company after the Company shall have given to all Holders of Registrable Securities a written notice stating that the Company is commencing an underwritten registration initiated by the Company; provided, however, that the Company shall use its best efforts in good faith to cause any such Registration Statement to be filed and to become effective as expeditiously as shall be reasonably possible. The obligations of the Company under this Section 4 shall expire at any time after the Company has effected three registrations for the benefit of the Holders of Registrable Securities pursuant to a Registration Statement on Form S-3.

Effectiveness of Registration Statements. The Company will use its best efforts to maintain the effectiveness of any Registration Statement pursuant to which any of the Registrable Securities are being offered until the earlier to occur of (i) the completion by the underwriters of distribution pursuant to such Registration Statement or (ii) six (6) months after the effectiveness of such Registration Statement, and from time to time will amend or supplement such Registration Statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities regulation. The Holders of Registrable Securities included in any Registration Statement will not (until further notice) effect sales thereof after receipt of written notice from the Company to suspend sales to permit the Company to correct or update such Registration Statement or prospectus; but the obligations of the Company with respect to maintaining any Registration Statement current and effective shall be extended by a period of days equal to the period such suspension is in effect. The Company will provide each Holder of Registrable Securities with as many copies of the prospectus contained in such Registration Statement as it may reasonably request.

Blue Sky Qualification. In the event of any registration of Registrable Securities hereunder, the Company will exercise its best efforts to register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as the Holders shall reasonably request and as shall be reasonably appropriate for the distribution of such securities and to keep any such registration or qualification in effect during the effectiveness period set forth in Section 5; provided, however, that
(i) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and
(ii) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to this Agreement shall be borne by the Company. Notwithstanding the above, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 3 hereof if the registration request is subsequently withdrawn at the request of the Holders requesting such registration (whereafter such Holders shall bear such expenses and, if such registration does not become effective as a result of such withdrawal, the Company shall continue to be obligated to effect one registration at the request of the Holders pursuant to Section 3 provided the Holders have paid the Company all Registration expenses incurred by the Company in respect of the withdrawn registration). Selling expenses to be borne by the Holders of the Registrable Securities registered shall be borne pro rata on the basis of the number of Registrable Securities included in the Registration Statement.

Holder Obligations.

      Delivery of Information. Notwithstanding anything in this Agreement to the contrary, no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a prospectus relating thereto unless such holder has furnished to the Company promptly after the Company's request, such information regarding such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request, including but not limited to any information required to make the Registration Statement not misleading. The Company may exclude from such registration the Registrable Securities of any Holder who does not furnish such information provided above. In the event that any information previously provided by a Holder for inclusion in a Registration Statement becomes misleading during an effectiveness period, such Holder shall promptly notify the Company and shall furnish to the Company all information required to be disclosed in order to make the information included in such Registration Statement not misleading.

      Representation. Any sale of Registrable Securities by a Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Registration Statement and prospectus delivered by such Holder in connection with such disposition, that such prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to such Holder or its plan of distribution and that such prospectus does not as of the time of such sale omit to state any material fact relating to such Holder or its plan of distribution necessary to make the statements in such prospectus, in light of the circumstances under which they were made not misleading.

      Compliance with Securities Laws. Each Holder agrees that, in disposing of any Registrable Securities, the Holder shall comply with all applicable securities laws, including Rules 10b-2, 10b-5, 10b-6 and 10b-7 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Indemnification.

      Company's Indemnification of the Holders. To the extent permitted by law, the Company will indemnify each of the Holders, each of its directors, officers, stockholders, partners or other beneficial owners and legal counsel, and each person controlling such Holder, with respect to which registration, qualification or compliance of Registrable Securities has been

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
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effected pursuant to this Agreement and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such registration, qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance; and the Company will reimburse each Holder, each of such Holder's directors, officers, stockholders, partners or other beneficial owners, each such underwriter and each person who controls any such Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 9(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon (i) any untrue statement or omission based upon written information furnished to the Company by any Holder, underwriter, or controlling person and stated to be for use in connection with the offering of securities of the Company or (ii) a Holder's failure to deliver an updated or corrected prospectus if the Company has made the same available to such Holder.

      Holder's Indemnification of Company. To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such Registration, qualification or compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact made by such Holder and contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) on the part of such Holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any such registration, qualification or compliance; and will reimburse the Company, such directors, officers, partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use in connection with the offering of securities of the Company, provided, however, that

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each Holder's liability under this Section 9(b) shall not exceed such Holder's net proceeds from the offering of securities made in connection with such registration.

      Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; and the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Holders in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this Section 9, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 9, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this
Section 9.

Market Stand-Off. Each Holder hereby agrees that, if so requested by the Company and any underwriters' representative, such Holder shall agree not to sell or otherwise transfer any Registrable Securities or other securities of the Company during the 180-day period following the effective date of a Registration Statement of the Company filed under the Securities Act; provided that all persons holding five percent (5%) or more of the aggregate number of shares of Common Stock outstanding and all officers and directors of the Company enter into similar agreements.

Current Public Information. During all periods in which the Company's Common Stock is registered under the Exchange Act, the Company will file all reports required under the Exchange Act and the rules and regulations thereunder, and will take such further action as may be reasonably required to enable any holder of restricted securities (as defined in Rule 144 adopted by the Commission under the Securities Act) to sell such securities pursuant to Rule 144, as amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

Miscellaneous

      Termination. This Agreement shall terminate on the later of (i) the fifth anniversary of the closing of the Company's Initial Public Offering of its Common Stock and (ii) the fifth anniversary of the Approval Date (as defined in the Strategic Alliance Agreement).

      Governing Law. This Agreement shall be governed in all respects by the Federal securities laws and the internal laws of the Commonwealth of Massachusetts. It is acknowledged that it may be impossible to measure in money the damages that would be

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suffered if the parties fail to comply with any of the obligations imposed on them by this Agreement and that in the event of any such failure an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled to seek injunctive relief and/or specific performance to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

      Successors and Assigns. Except as otherwise expressly provided below in this Section 12(c) or elsewhere in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon the assigns and successors of the parties; provided, however, that the Company may not assign its rights or delegate its duties under this Agreement. The registration rights with respect to the Registrable Securities of each Holder may only be transferred or assigned to a transferee or assignee of at least 100,000 shares of Registrable Securities (as presently constituted and subject to adjustments for stock splits, stock dividends, reverse stock splits and the like) provided the Company is given written notice at the time of transfer stating the name and address of the transferee and the number of Registrable Securities transferred and provided further that the transferee or assignee of such rights assumes in writing the obligations of the Holder hereunder.

      Entire Agreement: Amendment and Waiver. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, discharged or terminated, except by a written instrument signed by the Company and the holders of fifty percent (50%) or more of the Registrable Securities; provided, however, that the effect of any such amendment will be such that all of the Holders will be treated equally and that such amendment will be binding upon all Holders. The addition of parties to this Agreement who acquire Registrable Securities after the date hereof in accordance with Section 12(c) shall not require the consent of any other Holder or the Company. Any provision of this Agreement may be waived with respect to rights of all Holders hereunder by a written instrument executed by the holders of fifty percent (50%) or more of the Registrable Securities; provided, however, that the effect of such waiver shall be such that all of the Holders will be treated equally and that such waiver will be binding upon all Holders.

      Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed effectively given as of that day if personally delivered; as of the day of confirmed receipt if by facsimile; as of the following business day if delivered by a nationally recognized overnight courier service, or as of five business days from mailing if deposited with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the President of the Company at its principal place of business with a copy to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo P,C., One Financial Center, Boston MA 02111, Fax 617-542-2241,
Attention: Jonathan L. Kravetz and to a Holder at his or its address set forth on the signature page of this Agreement, with a copy to Swidler Berlin Shereff Friedman, LLP, 3000 K Street, N.W., Suite 300, Washington, D.C. 20007,
Facsimile: 202/424-7643, Attention: Kenneth I. Scharer, or at such other address as any party may designate by ten days prior written notice to the other parties.

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      Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of another party under this Agreement shall impair any such right, power or remedy of such non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default occurring thereafter; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing, shall be effective only to the extent specifically set forth in such writing, and shall only be binding on all Holders with the written consent of the Holders of at least fifty percent (50%) of the Registrable Securities; provided, however, that the effect of such waiver shall be such that all of the Holders will be treated equally and that such waiver will be binding upon all Holders. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

      Rights: Separability. Unless otherwise expressly provided in this Agreement, each Holder's rights are several rights, not rights jointly held with any of the other Holders. In case any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Titles. The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

      Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one Agreement.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement under seal as of the date first above written.

                              COMPANY:

                              ALTUS BIOLOGICS INC.

                              By:______________________________
                                  Name: Peter Lanciano
                                  Title: President

                              HOLDER:

                              CYSTIC FIBROSIS FOUNDATION
                              THERAPEUTICS, INC.

                              By:______________________________
                                  Name:
                                  Title:

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      IN WITNESS WHEREOF, the parties have executed this Registration Rights
Agreement under seal as of the date first above written.

                               COMPANY:

                               ALTUS BIOLOGICS INC.

                               By: ______________________________
                                   Name: Peter Lanciano
                                   Title: President

                               HOLDER:

                               CYSTIC FIBROSIS FOUNDATION
                               THERAPEUTICS, INC.

                               By: ______________________________
                                   Name: Dr. Robert Beall
                                   Title: President

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                                   EXHIBIT 9.1

                        Investor's Representation Letter

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
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                       ACCREDITED INVESTOR REPRESENTATION

      In connection with the issuance of a warrant for the purchase of up to 400,000 shares of Common Stock of Altus Biologics Inc. (the "Company) pursuant to that Strategic Alliance Agreement dated February 22, 2001 by and between the Company and Cystic Fibrosis Foundation Therapeutics Inc. hereby represents to the Company as follows:

      1. Accredited Investor. CFFTI is an "accredited investor" as such term is defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act") as CFFTI falls within one or more of the categories as indicated below:

                           [CHECK APPROPRIATE BOX(ES)]

[ ]   (1) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "1934 Act"); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivision, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in
Section 3(21) of that Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

[ ]   (2) a private business development company as defined in Section
     202(a)(22) of the Investment Advisers Act of 1940;

[ ]   (3) an organization described in Section 501(c)(3) of the Internal Revenue
     Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities represented by the Warrant, with total assets in excess of $5,000,000;

[ ]   (4) a director or executive officer of the Company;

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[ ]         (5) a natural person whose individual net worth,** or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,000;

[ ]         (6) a natural person who had an individual income*** in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[ ]         (7) a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

[ ]         (8) an entity in which all of the equity owners are accredited investors (as defined above).

            2. Investment. CFFTI is acquiring this Warrant and the Warrant Shares issuable upon the exercise of this Warrant for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof within the meaning of Section 2(11) of the 1933 Act, nor with any present intention of distributing or selling the same, except as otherwise may be permitted under applicable securities laws.

            3. Authority. CFFTI has full power and authority to enter into and to perform this Warrant in accordance with its terms. The Registered Holder has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

            4. Experience. CFFTI has made detailed inquiry concerning the Company, its business and its personnel; and has had the opportunity to ask questions and receive answers concerning the terms and conditions of this Warrant, the Warrant Shares and any shares of Common Stock issued or issuable upon conversion of the Warrant Shares and to obtain any additional information that the Company possesses or can acquire that CFFTI or its advisors believes is necessary to verify the accuracy of information provided by the Company to CFFTI; and CFFTI has adequate net worth and means of providing for his or its current needs and personal contingencies to sustain a complete loss of its investment in the Company; CFFTI's

----------
** For purposes of this letter, "net worth" is equal to the excess of total assets at fair market value over total liabilities.

*** For purposes of this letter, "income" means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040);
      (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
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overall commitment to investments which are not readily marketable is not disproportionate to its net worth, and CFFTI's investment in this Warrant, and the Warrant Shares issuable upon exercise of this Warrant will not cause such overall commitment to become excessive.

                                            CYSTIC FIBROSIS FOUNDATION
                                               THERAPEUTICS, INC.

                                            ____________________________________
                                            (Signature)

                                            ____________________________________
                                            (Title)

Dated:_________________                     ____________________________________
          (Name Typed or Printed

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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      This First Amendment to Strategic Alliance Agreement, is made as of
September 26, 2001 (this "First Amendment Agreement"), by and between Altus Biologics Inc., a Delaware corporation (the "Company"), and Cystic Fibrosis Foundation Therapeutics, Inc., a Maryland corporation ("CFFTI" and collectively, with the Company, the "Parties," and each a "Party"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Strategic Alliance Agreement dated as of February 22, 2001 (the "Agreement").

      WHEREAS, CFFTI and the Company's predecessor, Altus Biologics Inc., a Massachusetts corporation ("Altus Massachusetts"), were parties to the Agreement;

      WHEREAS, Altus Massachusetts was merged with and into the Company for the purpose of reincorporating Altus Massachusetts as a Delaware corporation, and as a result of such migratory merger, to which CFFTI had previously consented pursuant to Section 11.8 of the Agreement, the Company succeeded to all of the rights and obligations of Altus Massachusetts under the Agreement and the related Warrants (Nos. W-5A and W-5B) and Registration Rights Agreement, each dated February 22, 2001, between CFFTI and Altus Massachusetts, to the same extent as if the Company were the original party thereto;

      WHEREAS, the Company is pursuing a financing transaction whereby it intends to raise working capital through the issuance of Series B Convertible Preferred Stock (the "Series B Stock"), and the prospective purchasers of the Series B Stock (the "Series B Investors") require certain amendments to the Agreement as a condition to their investment in the Company; and

      WHEREAS, the Parties desire to amend the Agreement hereby and provide for the cancellation of the Registration Rights Agreement and inclusion of CFFTI as a party to the new registration rights agreement to be entered into by the Company and the purchasers of the Series B Stock;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

      1. AMENDMENTS.

            1.1 New Definitions. In Article I of the Agreement, the following new definitions are added to the definitions list in the appropriate alphabetical order:

                  "Base Exercise Price" shall have the meaning assigned to such term in Section 2.8 below.

                  "Call Option" shall have the meaning assigned to such term in
Section 2.8 below.

                  "Combined Net Sales" shall mean the gross invoiced sales price of any Products and Other Products sold by the Company, its Affiliates or its sublicensees [**********************************************], less the following amounts incurred

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in the ordinary course of business with respect to such sales to the extent separately included in the invoice for the Products and Other Products as part of the gross invoiced sales price:

            (a) trade, cash and quantity discounts or rebates
[**********************];

            (b) credits or allowances given or made for rejection of or return of, and for uncollectible amounts on, previously sold Products or Other Products or for retroactive price reductions[***********************************************************];

            (c) charges for insurance, freight, and other transportation costs [******** ******************] of Products and Other Products; and

            (d) sales, transfer and other excise taxes levied on the sale or delivery of Products or Other Products (including any tax such as a value added or similar tax or government charge) borne by the seller thereof, [***********************************************].

      "First Amendment Agreement" shall mean the First Amendment to the Agreement dated as of September 26 , 2001 by and between the Company and CFFTI.

      "Other Products" shall mean pharmaceutical products developed by or on behalf of the Company, currently identified by the Company as "TheraCLEC Total(TM)", and any derivatives thereof, which contain the [************************], and either or both of the
[***************************************], and which are, in either case, designed to treat any other indication other than [***********************************].

      "Other Product Development Activities" shall mean activities related to the development and marketing of the Other Products, which shall include research, development, animal tests, clinical trials and other testing, seeking applicable approvals of governmental bodies and others, manufacturing, marketing, promotion, sales, and distribution activities, and any other act or acts required or reasonably necessary to obtain the necessary approvals for the marketing and distribution of Other Products or to otherwise market and sell the Other Products in compliance with any applicable Law.

      "Success Fee" shall mean, as of the date of determination, the sum of (i) the amount of the Grant actually funded by CFFTI during the period from the effective date of the Agreement through such date of determination, up to twenty-five million dollars ($25,000,000) and (ii) the cumulative interest accrued on such amount through the date of determination, such interest to be calculated at an annual rate of [*********] and to accrue with respect to each incremental CFFTI Funding Amount comprising the cumulative CFFTI Funding Amount from and after the date CFFTI actually funds each such incremental CFFTI Funding Amount; provided, however, that the Success Fee shall not exceed forty million dollars ($40,000,000).

      "Warrant C" shall mean the Company's warrant to acquire an aggregate of two hundred thousand (200,000) shares of Common Stock in the form of Warrant 5-C issued and delivered to CFFTI pursuant to the First Amendment Agreement.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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            1.2 Amendment of Certain Definitions. In Article I of the Agreement,
the following definitions are amended as indicated:

                  (a) The definition of "Approval Date" is deleted in its entirety and the following new definition is inserted in lieu thereof:

      "Approval Date" shall mean (i) in the case of Products that are regulated as drugs by the FDA, the earlier of the date on which the Company receives from the FDA an approvable letter under 21 CFR Section 314.110 or an approval letter under 21 CFR Section 314.105, or (ii) in the case of Products that are regulated as biologics by the FDA, the earlier of the date on which the Company receives from the FDA an approval letter or biologics license under 21 CFR Section 601.4.

                  (e) The definition of "Common Stock" is deleted in its entirety and the following new definition is inserted in lieu thereof:

      "Common Stock" shall mean the Class A Common Stock, $.01 par value per share, of the Company, as authorized pursuant to Article FOURTH of the Amended and Restated Certificate of Incorporation of the Company to be filed with the Secretary of State of the State of Delaware and made effective as of the date of the initial closing of the issuance of Series B Stock.

                  (f) The term "Company" shall have the meaning set forth in the preamble of the First Amendment Agreement.

                  (g) The definition of "Warrants" is deleted in its entirety and the following new definition is inserted in lieu thereof:

      "Warrants" shall mean, collectively, Warrant A, Warrant B and Warrant C.

      1.3 Section 2.3(b) of the Agreement is amended by deleting the text "(together the "Warrants")" appearing at the end of such Section.

      1.4 Section 2.3 of the Agreement is amended to add clause (n) at the end thereof which shall read in its entirety as follows:

                  (n) following the Approval Date until exercise by the Company of the Call Option and payment in full of all amounts due in respect thereof, control and be primarily responsible for the conduct of the Other Product Development Activities, and use good faith, commercially reasonable efforts, consistent with the Company's business plan, to develop the Other Products and bring the Other Products to market in [**********************] as soon as reasonably practicable, including obtaining all necessary approvals of applicable governmental bodies for the marketing and distribution of the Other Products in [**********************]. Other Product Development Activities will be conducted by the Company, or the Company will cause its subcontractor(s) to conduct Other Product Development Activities, in accordance with accepted ethical principles and regulatory requirements in facilities selected by the Company which are reasonable and adequate for the conduct of Other Product Development Activities.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

            1.5 Section 2.6 of the Agreement is deleted in its entirety and the following new Section 2.6 is inserted in lieu thereof:

            "2.6 License Fee

                  (a) On the Approval Date, the Company shall be obligated to pay to CFFTI an amount in cash in United States dollars equal to the amount by which the Succecs Fee exceeds the Fair Market Value of the Shares as of the Approval Date (such excess is referred to herein as the "License Fee").

                  (h) The License Fee shall be paid as follows: (i) [*********] after the Approval Date, the Company shall pay by wire transfer of immediately available funds to an account designated in writing by CFFTI an amount equal to the greater of (A) [********] or (B) [***********************] of the License
Fee, whichever is higher, and (ii) [*****************] of such date, the Company shall pay by wire transfer of immediately available funds to an account designated in writing by CFFTI an amount equal to the greater of (A) [********] or (B) [***********************] of the License Fee, whichever is higher [*****************************************************************] until the
License Fee (plus all accrued interest thereon) has been paid in full. Interest on the outstanding balance of the License Fee shall be compounded annually and accrue on the outstanding balance of the License Fee at the Regular Rate. If a Company Default occurs following the Approval Date, the entire unpaid License Fee shall become immediately due and payable without any action of CFFTI, and the Company shall immediately pay such amount to CFFTI, and such overdue amounts shall bear interest at a rate equal to the Regular Rate plus [***************]."

                  (i) The license granted to CFFTI under Section 5.1 and all sublicenses thereunder shall terminate upon either the exercise by the Company of the Call Option and payment in full of all amounts due in respect thereof or, if later, upon payment in full of the License Fee. Upon such termination, CFFTI shall promptly transmit to the Company all products and information and promotional or marketing materials and data relating to the Products or Other Products that are in the possession of CFFTI or any sublicensees of CFFTI other than the Company.

            1.6 The following new Section 2.7 is added to the Agreement:

            "2.7 Royalties on Combined Net Sales. After the Approval Date (or, if the Approval Date has not occurred but the Company is selling Other Products) and until exercise of the Call Option, and provided (a) CFFTI has not exercised its right to terminate under Section 10.1 and (b) CFFTI has funded the full amount of the Grant in accordance with the terms of this Agreement, the Company will pay royalties to CFFTI in the amount of [******************************] of Combined Net Sales until the later of either (x) [******************************************] of any United States patent covering the Products or Other Products, including patents granted after the date of the First Amendment

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

Agreement, or (y) [******************************************] of the United
States patents that [*********************************************************]
(which are Patent No. [*******]; Patent No. [*******]; Patent No. [*******];
Patent No. [*******]; Patent No. [*******]; and Patent No. [********]. Royalties under this Section 2.7 shall be payable on a [*******] basis within [**************] following the end of each [**************] for which royalties are due. Each payment made by the Company to CFFTI under this Section 2.7 shall be accompanied by a written report summarizing the data used to calculate the amounts paid, including the amount of Combined Net Sales worldwide on a country by country basis and supporting information reasonably necessary to determine the amount of royalties due under this Section 2.7. Upon the written request of CFFTI, and no more frequently than [***] in any calendar year, the Company shall permit an independent certified public accountant selected by CFFTI to have access during normal business hours to such records of the Company as may be reasonably necessary to verify the accuracy of royalties payable and reports made hereunder. If such audit reveals that any additional royalty was required during the audited period, such royalty shall be paid promptly to CFFTI. The fees charged by such accountant shall be paid by CFFTI, unless the audit discloses that the royalties for the audited period are deficient by more than [***************], in which case the Company shall pay the [**************************] charged by the independent certified public accountant."

            1.7 The following new Section 2.8 is added to the Agreement:

            "2.8 Call Option. On and after the Approval Date, the Company shall have the right and option to purchase (the "Call Option") the royalty stream described in Section 2.7 above from CFFTI at an exercise price determined as follows:

            (a) On or prior to the [****************] after the Approval Date, the exercise price shall be [************]: the sum of: (1) the [*********], and
(2) the amount, if any,
[********************************************************************], and (3)
[******************************************************], discounted back to the
Approval Date at an annual discount rate equal to [***************] (such amount the "Base Exercise Price");

            (j) From and after the [*****************] day after the Approval Date through the third anniversary of the Approval Date, the exercise price shall be the sum of: (X) the [**************] and (Y) a premium amount equal to [**************** ******************]; and

            (k) From and after the third anniversary of the Approval Date, the exercise price shall be the sum of: (X) the [*****************] and (Y) a premium amount equal to the [**********************************], where the
[************************** **************************] for each year (or partial year) that has elapsed since the third anniversary of the Approval
Date.

      By way of example, if the Approval Date is April 12, 2004 and the exercise of the Call Option occurs on July 20, 2009, a date five years and three months after the Approval Date, the Applicable Percentage would be [******************].

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

      2. MISCELLANEOUS. Except as amended hereby, the Agreement remains in full force and effect and all references contained in the Agreement to "this Agreement" shall be deemed to include this First Amendment Agreement. This First Amendment Agreement may be executed in one or more counterparts, including via facsimile, each of which shall be deemed an original. This First Amendment Agreement may not be amended except by a written agreement executed by each of the Parties.

      3. WARRANT C. Upon execution of this Agreement, the Company shall issue and deliver to CFFTI a warrant to acquire an aggregate of two hundred thousand (200,000) shares of Common Stock substantially in the form of Exhibit A attached hereto.

      4. REGISTRATION RIGHTS AGREEMENT. The Company and CFFTI agree that the Registration Rights Agreement is terminated. The Company shall cause CFFTI to be included as a party to that certain Investor Rights Agreement of even date herewith by and between the Company, Vertex Pharmaceuticals Incorporated and the Series B Investors, such Agreement to be substantially in the form previously provided to CFFTI as modified in the manner requested by CFFTI and otherwise in form and substance satisfactory to CFFTI. All of the 600,000 shares of common stock issuable in respect of the three warrants issued to CFFTI (Warrant 5A dated February 22, 2001, Warrant 513 dated February 22, 2001 and Warrant 5C of even date herewith) shall be included as Registrable Shares (as defined in such Agreement) under such Agreement.

      5. EXPENSES. The Company shall pay and indemnify CFFTI against the reasonable fees and expenses (including legal fees and expenses) incurred by CFFTI in connection with the negotiation and execution of this First Amendment Agreement and the documents and agreements referred to herein. Such amount shall be paid within five (5) days after CFFTI provides the Company with the full amount of such fees and expenses.

      6. ENTIRE AGREEMENT. This First Amendment Agreement, together with the Agreement, contain the entire agreement between the Parties hereto with respect to the matters contemplated herein and therein and supersedes all prior agreements or understandings among the Parties related to such matters.

      IN WITNESS WHEREOF, the Parties have caused this First Amendment to Strategic Alliance Agreement to be executed by their respective duly authorized representatives.

                                         ALTUS BIOLOGICS L,NC.

                                         By: /s/ Peter Lanciano
                                             -----------------------------------
                                             Peter Lanciano
                                             President and CEO

                                         CYSTIC FIBROSIS FOUNDATION
                                         THERAPEUTICS, INC.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

                                         By:____________________________________

                                         Name: Robert J. Beall, Ph.D.

                                         Title: President & CEO

IN WITNESS WHEREOF. the Parties have caused this First Amendment to Strategic Alliance Agreement to be executed by their respective duly authorized representatives.

                                         ALTUS BIOLOGICS L,NC.

                                         By:____________________________________
                                             Peter Lanciano
                                             President and CEO

                                         CYSTIC FIBROSIS FOUNDATION
                                         THERAPEUTICS, INC.

                                         By:   /s/ Robert J. Beall, Ph.D.
                                             -----------------------------------

                                         Name: Robert J. Beall, Ph.D.

                                         Title: President & CEO

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

                                    EXHIBIT A

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, OR (B) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT NO REGISTRATION IS REQUIRED FOR SUCH TRANSFER.

Warrant No. W-5C                                                         200,000
Shares

                                     WARRANT
                       To Purchase Shares of Common Stock
                                       of
                              ALTUS BIOLOGICS INC.
                            Dated September 26, 2001

      WHEREAS, pursuant to and in connection with that certain First Amendment to Strategic Alliance Agreement, is made as of September 26, 2001 by and between Altus Biologics Inc., a Delaware corporation (the "Company"), and Cystic Fibrosis Foundation Therapeutics, Inc., a Maryland corporation ("CFFTI"), the Company desires to provide CFFTI an opportunity to obtain an additional equity interest in the Company through the acquisition of shares of its Common Stock, $.01 par value per share ("Common Stock"), upon the exercise of a warrant with respect thereto;

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company certifies and agrees as follows:

      This Warrant dated as of September 26, 2001 (the "Issuance Date") certifies that, for value received, CYSTIC FIBROSIS FOUNDATION THERAPEUTICS, INC. (the "Holder"), is entitled, subject to the terms and conditions set forth herein, to purchase from the Company a number of shares equal to Two Hundred Thousand (200,000) (the "Warrant Shares") of the fully paid and non-assessable Common Stock of the Company, at a price of $.01 (one cent) per share (the "Exercise Price"), such number of Warrant Shares and Exercise Price subject to adjustment as provided herein. This Warrant shall be fully vested as of the Issuance Date. Subject to the terms and conditions set forth herein, this Warrant may be exercised immediately at any time on or after September 26, 2001 and before September 26, 2011 (the "Expiration Date") and shall be void thereafter.

      1. EXERCISE OF WARRANT.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

         1.1. PROCEDURE. The Holder or any person or entity to whom the Holder has assigned its rights under this Warrant or transferred all or a portion of this Warrant (collectively referred to as the "Warrantholder") may exercise this Warrant, at any time or from time to time, after the date on which this Warrant may first be exercised pursuant to the terms of the immediately preceding paragraph and prior to the Expiration Date, on any business day, by surrendering the Warrant, accompanied by a written notice in the form attached hereto (the "Exercise Notice"), to the Company at the address designated in Section 8.4 hereof, exercising the Warrant and specifying the total number of Warrant Shares the Warrantholder will purchase pursuant to such exercise. This Warrant may be exercised in whole or in part as to any or all of the Warrant Shares. A certificate or certificates for the Warrant Shares purchased upon exercise of this Warrant and, in the event of a partial exercise of this Warrant, a new Warrant of like tenor representing the balance of the Warrant Shares purchasable hereunder, shall be delivered by the Company to the Warrantholder not later than ten days after payment is made for the Warrant Shares purchased upon exercise. No fractions of a share of Common Stock will be issued upon the exercise of this Warrant, but if a fractional share would be issuable upon exercise, the Company will pay in cash the fair market value thereof as determined under Section 1.2 below.

         1.2. NET EXERCISE FORMULA. The Warrantholder may exercise the Warrant either (i) by paying to the Company, by cash or check, an amount equal to the aggregate Exercise Price of the Warrant Shares being purchased, or (ii) by electing to receive Warrant Shares equal to the value (as determined below) of this Warrant by surrender of the Warrant together with notice of such election, in which event the Company shall issue to the Warrantholder a number of Warrant Shares computed using the following formula:

                                    X = Y(A-B)
                                        -----
                                          A

Where:       X = the number of Warrant Shares to be issued to the Warrantholder.

      Y = the number of Warrant Shares under this Warrant (or such lesser number of Shares as the Warrantholder elects to purchase, in the case of a partial exercise).

             A = the fair market value of one share of Common Stock on the date of exercise.
             B = the Exercise Price.

      As used herein, the fair market value of the Common Stock shall be deemed to be the mean between the highest and lowest quoted selling prices as reported in The Wall Street Journal on the last trading day preceding the date of determination on the primary securities exchange where the Common Stock of the Company is traded or if not traded on a securities exchange, then on The Nasdaq Stock Market, or if there were no sales on the applicable date, on the next preceding date within a reasonable period (as determined in the sole discretion of the Board of Directors of the Company (the "Board of Directors")) on which there were sales. In the event that there were no sales in such a market within a reasonable period, the fair market value shall be as determined in good faith by the Board of Directors. In the event the Warrantholder disagrees with the fair market value determined by the Board of Directors, the Company and the

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

Warrantholder shall negotiate in good faith and use their best efforts to agree upon the selection of an independent appraiser, who will have 30 days in which to determine the fair market value of the Common Stock, and whose determination will be final and binding on all parties concerned. If no individual appraiser can be agreed upon, each party shall select an appraiser and the two selected appraisers shall select a third to serve as the independent appraiser for purposes of determining fair market value. All costs of the independent appraiser shall be borne equally by the Company and the Warrantholder.

      2. RECORD HOLDER. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided in Section 1.2 above and the person entitled to receive the Warrant Shares of Common Stock issuable upon such exercise or conversion shall be treated for all purposes as the holder of such Warrant Shares of record as of the close of business on such date.

      3. PAYMENT OF TAXES. The Company shall pay all taxes and other governmental charges (other than income taxes) that may be imposed in respect of the issue of the Warrant Shares or any portion thereof. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for the Warrant Shares or any portion thereof in any name other than that of the registered holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

      4. TRANSFER AND EXCHANGE.

         4.1. TRANSFER. Subject to the terms hereof, including, without limitation, Sections 5.1 and 5.3, the Warrant and all rights thereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at its office designated in Section 8.4 hereof by the registered holder hereof in person or by duly authorized attorney, upon surrender of the Warrant properly endorsed; provided, however, that this Warrant may not be transferred in part unless such transfer is to a transferee who pursuant to such transfer receives the right to purchase at least 75,000 shares of Common Stock. Upon any partial transfer, the Company will issue and deliver to such holder a new warrant or warrants with respect to the Warrant Shares not so transferred. Each taker and holder of the Warrant, by taking or holding the same, consents and agrees that the Warrant when endorsed in blank shall be deemed negotiable, and that when the Warrant shall have been so endorsed, the holder may be treated by the Company and all other persons dealing with the Warrant as the absolute owner of such Warrant for any purpose and as the person entitled to exercise the rights represented thereby, or to the transfer on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder of the Warrant as the owner for all purposes. The term "Warrant" as used herein shall include the Warrant and, any warrants delivered in substitution or exchange therefor as provided herein.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

         4.2. EXCHANGE. The Warrant is exchangeable for a warrant or warrants for the same aggregate number of Warrant Shares, each new Warrant to represent the right to purchase such number of Warrant Shares as the holder shall designate at the time of such exchange. The Warrant may be subdivided, at the Warrantholder's option, into several warrants to purchase the Warrant Shares (collectively, also referred to as the "Warrant"). Such subdivision may be accomplished in accordance with the provisions of this Section 4.

      5. TRANSFER OF SECURITIES.

         5.1. RESTRICTIONS ON TRANSFER. Neither the Warrant nor any of the Warrant Shares shall be transferable except upon the conditions specified in this Section 5.1, which conditions are intended to insure compliance with applicable provisions of the 1933 Act.

            5.1.1. Unless and until otherwise permitted by this Section 5.1, the Warrant and each certificate or other document evidencing any of the Warrant Shares shall be endorsed with the legend substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, OR (B) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION IS REQUIRED FOR SUCH TRANSFER.

            5.1.2. Neither the Warrant nor any of the Warrant Shares shall be transferred and the Company shall not be required to register any such transfer, unless and until one of the following events shall have occurred:

               (a) the Company shall have received an opinion of counsel reasonably acceptable to the Company and its counsel, stating that the contemplated transfer is exempt from registration under the 1933 Act as then in effect, and the Rules and Regulations of the Commission thereunder. Within ten days after delivery to the Company and its counsel of such an opinion, the Company either shall deliver to the proposed transferor a statement to the effect that such opinion is not satisfactory in the reasonable opinion of its counsel (and shall specify the legal analysis supporting any such conclusion) or shall authorize the Company's transfer agent to make the requested transfer;

               (b) the Company shall have been furnished with a letter from the Commission in response to a written request in form and substance acceptable to counsel for the Company setting forth all of the facts and circumstances surrounding the contemplated transfer, stating that the Commission will take no action with regard to the contemplated transfer; or

               (c) (i) the Warrant or the Warrant Shares, as the case may be, have been registered pursuant to a registration statement filed by or on behalf of the Company, (ii) such registration statement has been declared effective by the Commission under the 1933

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

Act and is not subject to any stop order, and (iii) the Company has not sent a notice to the Warrantholder requesting that sales under such registration statement and the related prospectus should be halted until such time as the Company has corrected or updated such registration statement and the related prospectus.

The restrictions on transfer imposed by Section 5.1 shall cease and terminate as to the Warrant or the Warrant Shares, as the case may be, when (i) such securities shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration, or (ii) an acceptable opinion as described in Section 5.1.2(a) or a "no action" letter described in
Section 5.1.2(b) states that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the 1933 Act. When the restrictions on transfer contained in this Section
5.1 have terminated as provided above, the holder of the securities as to which such restrictions shall have terminated or the transferee of such holder shall be entitled to receive from the Company, at the expense of the Company, a new Warrant or a new share certificate, as the case may be, not bearing the legend set forth in Section 5.1.1 hereof.

         5.2. COOPERATION. The Company shall cooperate in supplying such information as may be reasonably requested by the Warrantholder to complete and file any information reporting forms presently or subsequently required by the Commission as a condition to the availability of an exemption, presently existing or subsequently adopted, from the 1933 Act for the sale of the Warrant or Warrant Shares, which is expressly understood not to include the completion or filing of any registration statements or other forms used to register such securities for sale under the 1933 Act or any state's securities laws.

         5.3. PERMITTED TRANSFERS. Subject to Section 5.1 above and subject to all applicable laws and rules, the Warrantholder may transfer this Warrant and any Warrant Shares purchased hereunder.

      6. ADJUSTMENTS TO EXERCISE PRICE AND WARRANT SHARES. The Exercise Price in effect from time to time and the number of Warrant Shares shall be subject to adjustment in certain cases as set forth in this Section 6.

         6.1. SUBDIVISION OR COMBINATION. In the event the outstanding Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price for the Warrant Shares shall, simultaneously with the effectiveness of such subdivision, be proportionately reduced and the number of Warrant Shares proportionately increased, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price shall simultaneously with the effectiveness of such combination, be proportionately increased and the number of Warrant Shares proportionately reduced. For the purpose of this Section 6, a distribution or series of distributions of Common Stock to holders of Common Stock in which the number of shares distributed is ten percent (10%) or more of the number of shares of Common Stock upon which the distribution is to be made shall be deemed to be a subdivision of Common Stock.

         6.2. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION OR MERGER.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

            6.2.1. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of the Warrant) after the Issuance Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Warrantholder, upon exercise of the Warrant as provided in Section 1 hereof at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of the Warrant prior to such consummation, the stock or other securities or property to which the Warrantholder would have been entitled upon such consummation if the Warrantholder had exercised or converted the Warrant immediately prior thereto (and such stock or securities shall be deemed to be "Warrant Shares" for the purpose of this Warrant); in each such case, the terms of this Warrant, including the exercise provisions of Section 1, shall be applicable to the shares of stock or other securities or property receivable upon the exercise of the Warrant after such consummation.

            6.2.2. The Company shall not effect any consolidation, merger or conveyance of all or substantially all of its assets unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation into or for the securities of which the previously outstanding stock of the Company shall be changed in connection with such consolidation or merger, or the corporation purchasing such assets, as the case may be, shall assume by written instrument, in form and substance reasonably satisfactory to the Warrantholder, executed and delivered in accordance with Section 8.2 hereof, the obligation to deliver to the Warrantholder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder is entitled to purchase.

            6.2.3. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the Person having made such offer or with any Affiliate of such Person, unless prior to the consummation of such consolidation, merger or sale the Warrantholder shall have been given a reasonable opportunity to then elect to receive either the stock, securities or assets then issuable upon the exercise of the Warrant or, if different, the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer, computed as though the Warrantholder hereof had been at the time of such offer, a holder of the stock, securities or assets then purchasable upon the exercise or conversion of the Warrant. As used in this paragraph 6.2.3. the term "Person" shall mean and include an individual, a partnership, a corporation, a trust, a joint venture, a limited liability company, an unincorporated organization and a government or any department or agency thereof and an "Affiliate" of any Person shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such other Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

         6.3 ADJUSTMENT TO WARRANT SHARES FOR CERTAIN DILUTIVE ISSUANCES.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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            6.3.1 SPECIAL DEFINITIONS. For purposes of this Subsection 6.3, the following definitions shall apply:

               "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Subsection 6.3.2 below, deemed to be issued) by the Company after the Threshold Financing Closing Date other than:

               (A) Common Stock issued or issuable upon conversion of shares of the Company's preferred stock, par value $.01 per share (the "Preferred Stock"), outstanding as of the close of business on the Threshold Financing Closing Date;

               (B) Common Stock issued or issuable (i) upon exercise of the Vertex Warrants outstanding as of the close of business on the Threshold Financing Closing Date or (ii) in exchange for any shares of Preferred Stock held by Vertex;

               (C) Common Stock granted, or issued or issuable upon the exercise of Options granted, to employees, consultants, creditors or other persons performing or providing services or products to the Company or any affiliate of the Company, in connection with their employment, advisory or other relationship with the Company, pursuant to stock grants, options or other arrangements approved by the Board of Directors of the Company. Shares of Common Stock or Options previously issued pursuant to any such stock grants or option plans as of the date that the exclusion hereunder is being determined shall be included in calculating the number of shares of Common Stock subject to such exclusion;

               (D) Common Stock issued as a dividend or distribution on the Preferred Stock;

               (E) Common Stock issued in any public offering of Common Stock or Convertible Securities;

               (F) Common Stock issued in connection with any strategic alliance, license, distribution, marketing or collaboration agreements, up to an aggregate of 500,000 shares of Common Stock (as such number may be adjusted in connection with any of the events described in Section 6.1);

               (G) issuances with respect to which an adjustment is made pursuant to Section 6.1 above; and

               (H) Common Stock issued upon conversion of the shares of Series B Stock issued upon exercise of the Series B Warrants.

               "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities including Options, directly or indirectly convertible into or exchangeable for Common Stock.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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               "Factor" shall initially be one (1) and shall be subject to adjustment pursuant to this Section 6.3.

               "Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

               "Series B Warrants" shall mean the several warrants issued to the investors at the closing of the Threshold Financing for the purchase of shares of the Company's Series B Preferred Stock, $.01 par value per share.

               "Threshold Financing" shall mean the Company's Series B Preferred Financing pursuant to which the Company sold approximately $35,600,000 of its Series B Convertible Preferred Stock to a group of investors including Nomura International plc, SG Cowen Securities Corporation, and US Ventures Partners.

               "Threshold Financing Closing Date" shall mean September 26, 2001.

               "Threshold Price" shall mean $4.3147358 per share.

               "Vertex Warrants" shall mean the Company's warrants for the purchase of Common Stock issued to Vertex Pharmaceuticals Incorporated.

               6.3.2 DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON STOCK.

                  6.3.2.1 If the Company at any time or from time to time after the Threshold Financing Closing Date shall issue any Options (other than Options excluded pursuant to Section 6.3.1(C) hereof) or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 6.3.5 hereof) of such Additional Shares of Common Stock would be less than the Threshold Price then in effect, and provided further that in any case in which Additional Shares of Common Stock are deemed to be issued:

                    (A) no further adjustment in the Factor shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                    (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Factor computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                    (C) no readjustment pursuant to clause (B) above shall have the effect of increasing the Factor to an amount which exceeds the lower of (i) the Factor on the original adjustment date, or (ii) the Factor that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                    (D) upon the expiration or termination of any unexercised Option, the Factor shall be readjusted, and the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall no longer be deemed issued for the purposes of any subsequent adjustment of the Factor; and

                    (E) in the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the antidilution provisions thereof, the Factor then in effect shall forthwith be readjusted to such Factor as would have obtained had the adjustment that was made upon the issuance of such Option or Convertible Security (prior to such change) been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option or Convertible Security.

               6.3.3 NO ADJUSTMENT OF NUMBER OF SHARES. No adjustment to the Factor shall be made unless the consideration per share (determined pursuant to Subsection 6.3.5) for an Additional Share of Common Stock issued or deemed to be issued by the Company hereunder is less than the Threshold Price then in effect.

               6.3.4 ADJUSTMENT OF FACTOR AND THRESHOLD PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In the event the Company shall issue or sell (or pursuant to Section 6.3.2 be deemed to have issued) Additional Shares of Common Stock without consideration or for a consideration per share less than the Threshold Price then in effect (each such event a "Dilutive Event"), then and in such Dilutive Event, the number of Warrant Shares subject to purchase under this Warrant shall be increased to a number that is determined by dividing the number of Warrant Shares prior to the Dilutive Event by the factor determined by reference to the formula below (the "Factor") and the Exercise Price in effect prior to the Dilutive Event shall be decreased to a price that is determined by multiplying such price by the Factor. The Factor shall be determined as follows:

      Factor = CSB + X
               -------
                 CSA

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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      where

      CSB = the total outstanding shares of Common Stock outstanding and deemed to outstanding immediately prior to the dilutive transaction (calculated to include the number of shares of Common Stock issuable upon conversion of the outstanding Options and Convertible Securities).

      X = the number of shares determined by dividing the aggregate consideration received in the dilutive transaction (as determined by reference to Section 6.3.5) divided by the Threshold Price.

      CSA = the total outstanding shares of Common Stock immediately after the dilutive transaction (calculated to include the number of shares of Common Stock issuable upon conversion of the outstanding Options and Convertible Securities).

In addition, the Threshold Price for future determination under this Section 6.3 shall be adjusted by multiplying the Threshold Price in effect immediately prior to the dilutive issuance by the Factor.

               6.3.5 DETERMINATION OF CONSIDERATION. For purposes of this
Section 6.3, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                  6.3.5.1 Cash, Services and Property: Such consideration shall:

                        (A) insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                        (B) insofar as it consists of services or property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                        (C) in the event Additional Shares of Common Stock are issued together with other assets of the Company for consideration which includes cash, property or services, be the proportion of such consideration so received for the Additional Shares of Common Stock as determined in good faith by the Board of Directors.

                  6.3.5.2 Options and Convertible Securities. The consideration per share received by the Company for Options and Convertible Securities shall be determined by dividing

                        (A) the total amount of cash, services or property, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such-consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                  (B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

         6.4. NOTICE OF ADJUSTMENT. When any adjustment is required to be made in the Exercise Price or the Factor, the Company shall promptly notify the Warrantholder of such event, of the calculation by which such adjustment is to be made and of the resulting Exercise Price and Factor.

         6.5. DUTY TO MAKE FAIR ADJUSTMENTS IN CERTAIN CASES. If any event occurs as to which in the opinion of the Board of Directors the other provisions of this Section 6 are not strictly applicable or if strictly applicable would not fairly protect the purchase and exercise rights of the Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

      7. RESERVATION OF WARRANT SHARES. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock the full number of Warrant Shares deliverable upon exercise of the Warrant, as such number may change from time to time pursuant to the terms hereof. Also, the Company shall, at its own expense, take all such actions and obtain all such permits and orders as may be necessary to enable the Company lawfully to issue fully paid and nonassessable Warrant Shares upon the exercise or conversion of the Warrant, provided, however, this Section 7 shall not be construed to require the Company to register the Warrant or the Warrant Shares under the 1933 Act or any state's securities laws.

      8. MISCELLANEOUS.

         8.1. ENTIRE AGREEMENT. This Warrant, the Registration Rights Agreement of even date herewith between the Company and the Holder and the Alliance Agreement constitute the full and entire understanding and agreements between the parties hereto with respect to the subjects hereof and thereof.

         8.2. SUCCESSORS AND ASSIGNS. The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto, except as expressly provided otherwise herein.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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         8.3. GOVERNING LAW. This Warrant shall be governed by and construed under the internal laws of the Commonwealth of Massachusetts (without reference or regard to conflict or choice of law provisions).

         8.4. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or the day following deposit with a nationally recognized overnight courier service, or upon the fifth day following mailing by registered air mail, postage prepaid, addressed (a) if to the Holder, Cystic Fibrosis Foundation Therapeutics, Inc., at 6931 Arlington Road, Bethesda, MD 20814, (301) 907-2699 (fax), Attention: Dr. Robert Beall, or at such other address as shall have furnished to the Company in writing, with a copy to Swidler Berlin Sheroff Friedman, LLP, 3000 K Street, N.W., Suite 300, Washington, D.C. 20007, (202) 424-7643 (fax), Attention: Kenneth I. Schaner, Esquire, (b) if to the Company, a copy should be sent to 625 Putnam Street, Cambridge, MA 02139, (617) 577-6502
(fax), Attention: Treasurer, or at such other address as the Company shall have furnished in writing to the Warrantholder, with a copy to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111, (617) 542-2241 (fax), Attention: Jonathan L. Kravetz, Esquire, or (c) if to any other Warrantholder, at such address as such holder shall have furnished to the Company in writing, or, until such Warrantholder so furnishes an address to the Company, then to and at the address of the last holder of such Warrant who so furnished an address to the Company.

         8.5. DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any holder of any securities issued or sold or to be issued or sold hereunder, upon any breach or default of the Company under this Warrant, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Warrant, or any waiver on the part of any holder of any provisions or conditions of this Warrant must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

      8.6. SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Warrant, except as expressly provided otherwise herein.

      8.7. WAIVERS AND AMENDMENTS. With the written consent of the record or beneficial holders of more than 50% in interest of the Warrant Shares, the obligations of the Company and the rights of the Warrantholders may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its board of directors, may enter into a supplemental agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid percentage of the Warrant Shares,

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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the holders of which are required to consent to any waiver or supplemental agreement, without the consent of the record or beneficial holders of all the Warrant Shares (treated as if exercised). Upon the effectuation of each such waiver, consent, agreement of amendment or modification the Company promptly shall give written notice thereof to the record holders of the Warrant and the Warrant Shares. This Warrant or any provision hereof may not be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 8.7.

      8.8. SEVERABILITY. If one or more provisions of this Warrant are held to be invalid, illegal or unenforceable under applicable law, such provision shall be modified in such manner as to be valid, legal and enforceable, but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Warrant as if such provision were not included in either case, and the balance of this Warrant shall not in any way be affected or impaired thereby and shall be enforceable in accordance with its terms.

      8.9. REGISTERED HOLDER. The Company may deem and treat the registered Warrantholder(s) hereof as the absolute owner(s) of this Warrant (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise or conversion hereof, of any distribution to the Warrantholder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Other than as set forth herein, this Warrant does not entitle any Warrantholder hereof to any rights of a stockholder of the Company.

      8.10. TITLES AND SUBTITLES. The titles of the sections and subsections of this Warrant are for convenience and are not to be considered in construing this Warrant.

      IN WITNESS WHEREOF, Company has caused this Warrant to be signed by its duly authorized officer and issued as of the Issuance Date.

                                         ALTUS BIOLOGICS INC.

                                         By: ___________________________________
                                             Peter Lanciano
                                             President

ACKNOWLEDGED AND AGREED
AS OF THE ISSUANCE DATE, INCLUDING,
WITHOUT LIMITATION, THE TRANSFER
RESTRICTIONS CONTAINED IN SECTION 5.1:

CYSTIC FIBROSIS FOUNDATION
THERAPETICS, INC.

By: _______________________________
     Dr. Robert Beall

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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     President

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                               NOTICE OF EXERCISE

                 (To be Executed by the Registered Warrantholder
                       in order to Exercise the Warrant)

The undersigned hereby irrevocably elects to exercise the right to purchase ____________________ (_________________) shares of the Common Stock, $.01 par value, of Altus Biologics Inc., a Delaware corporation, covered by Warrant No. W-__________, according to the conditions thereof and herewith makes payment of the Exercise Price of such Warrant Shares in full.

      I. Such payment is hereby tendered in the form of $____________ by wire transfer or certified or bank check.

      II. The undersigned elects to receive the net value of the Warrant Shares pursuant to Section 1.2 of the Warrant.

      III. In exercising this Warrant, the undersigned hereby confirms and acknowledges that the Warrant and the shares of Common Stock to be issued upon exercise thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of all or any portion of the Warrant or such Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

                                         Printed Name of Warrantholder:

                                         _______________________________________

                                         Signature:

                                         _______________________________________
                                         Title (if signing on behalf of a
                                         Warrantholder):

                                         _______________________________________
                                         Date:

                                         _______________________________________

                                         Address:

                                         _______________________________________

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                      -40-
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                               FORM OF ASSIGNMENT

      For Value Received, the undersigned registered owner of this Warrant issued by Altus Biologics Inc. hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant No. W-_________, with respect to the number of Warrant Shares of Common Stock set forth below:

Name of Assignee                Address                 Number of Warrant Shares

and does hereby irrevocably constitute and appoint _______________________ attorney to make such transfer on the books of Altus Biologics Inc., maintained for such purpose, with full power of substitution in the premises.

Dated:_____________

_____________________________
Signature of registered owner

Witness:_____________________

The Assignee acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or sale in a violation of the Securities Act of 1933, as amended, or any state securities laws.

_________________________________
Signature of Assignee

Print Name: _____________________

Print Title:_____________________

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                      -41-
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                                                                  EXECUTION COPY

                                 EXECUTION COPY

      This Second Amendment to Strategic Alliance Agreement is made as of December 22, 2003 (this "Second Amendment Agreement"), by and between Altus Biologics Inc, a Delaware corporation (the "Company"), and Cystic Fibrosis Foundation Therapeutics, Inc., a Maryland corporation ("CFFTI" and collectively, with the Company, the "Parties," and each a "Party"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Strategic Alliance Agreement dated as of February 22, 2001, as amended by the First Amendment to Strategic Alliance Agreement dated as of September 26, 2001 (the "Agreement").

      WHEREAS, the Company has requested that CFFTI advance [**********] of payments that would not otherwise be due from CFFTI in respect of the Grant until completion of the Pediatric Phase II milestone and CFFTI has agreed to make such advance on the terms set forth herein;

      WHEREAS, the Milestone Grant Funding Plan has been modified by the Parties to account for the development plan of the Products and requires further modification to provide for the advance described herein; and

      WHEREAS, certain amendments to the Agreement are necessary or desirable in connection with the foregoing.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

      1. AMENDMENTS.

      1.1 New Definitions. In Article I of the Agreement, the following new definitions are added to the definitions list in the appropriate alphabetical order:

      "Pediatric Payment" shall have the meaning set forth in Section 2(b)(i) of the Second Amendment Agreement.

      "Phase II Milestone Date" shall mean the last day of the quarter specified in the Milestone Grant Funding Plan within which Phase II is to be completed and [**************] associated with the Phase II transmitted by the Company to CFFTI in accordance with the Milestone Grant Funding Plan.

      "Second Amendment Agreement" means the Second Amendment to Strategic Alliance Agreement dated as of December 22, 2003 between the Company and CFFTI.

      1.2 Amendment of Certain Definitions. In Article I of the Agreement, the following definitions are amended as indicated:

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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         (a)The definition of "Milestone Grant Funding Plan" is deleted in its entirety and the following new definition is inserted in lieu thereof:

      "Milestone Grant Funding Plan" shall mean the revised Milestone Grant Funding Plan attached to the Second Amendment Agreement as Exhibit 1, as the same shall be amended and modified from time to time pursuant to the approval of the ASC in accordance with Section 2.2 of the Agreement.

         (b)The definition of "Phase IIb Milestone Date" is deleted in its entirety.

      1.3 Sections 2.6(a) and (b) of the Agreement are deleted in their entirety and the following new Sections 2.6(a) and (b) are inserted in lieu thereof

         "2.6 License Fee.

         (a)On the first Approval Date to occur, the Company shall be obligated to pay to CFFTI an amount in cash in United States dollars [**********
*******************************************************************************
**********************] (such excess is referred to herein as the "License
Fee").

         (b)The License Fee shall be paid as follows: (i) [*********] after the first Approval Date to occur, the Company shall pay by wire transfer of immediately available funds to an account designated in writing by CFFTI an amount equal to the greater of (A) [********] or (B) [******************************************], whichever is higher, and (ii)
[*****************] of such date, the Company shall pay by wire transfer of immediately available funds to an account designated in writing by CFFTI an amount equal to the greater of (A) [********] or (B) [******************************************], whichever is higher
([**************************************************************]) until the
License Fee (plus all accrued interest thereon) has been paid in full. Interest on the outstanding balance of the License Fee shall be compounded annually and accrue on the outstanding balance of the License Fee at the Regular Rate. If a Company Default occurs following the first Approval Date to occur, the entire unpaid License Fee shall become immediately due and payable without any action of CFFTI, and the Company shall immediately pay such amount to CFFTI, and such overdue amounts shall bear interest at a rate equal to the Regular Rate plus [***************]."

      1.4 Section 2.7 of the Agreement is deleted in its entirety and the following new Section 2.7 is inserted in lieu thereof:

         "2.7 Royalties on Combined Net Sales. After the first Approval Date to occur (or, if an Approval Date has not occurred but the Company is selling Other Products) and until exercise of the Call Option, and provided (a) CFFTI has not exercised its right to terminate under Section 10.1 and (b) CFFTI has funded all of the Grant that has become due prior to such Approval Date (or the date such Other Products are first sold, as applicable) in accordance with the terms and subject to the conditions set forth in this Agreement, the Company will pay royalties to CFFTI in the amount of [********************] of Combined Net Sales until the

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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later of either (x)
[*************************************************************] covering the
Products or Other Products, including patents granted after the date of the First Amendment Agreement or (y) [******************************************] of
the United States patents that have issued
[**********************************************] (Patent No. [*******]; Patent
No. [*******]; Patent No. [*******]; Patent No. [*******]; Patent No. [*******];
and Patent No. [*******]). Royalties under this Section 2.7 shall be payable on a quarterly basis within [*********] days following the end of each [**************] for which royalties are due. Each payment made by the Company to CFFTI under this Section 2.7 shall be accompanied by a written report summarizing the data used to calculate the amounts paid, including the amount of Combined Net Sales worldwide on a country by country basis and supporting information reasonably necessary to determine the amount of royalties due under this Section 2.7. Upon the written request of CFFTI, and no more frequently than [***] in any calendar year, the Company shall permit an independent certified public accountant selected by CFFTI to have access during normal business hours to such records of the Company as may be reasonably necessary to verify the accuracy of royalties payable and reports made hereunder. If such audit reveals that any royalty was required during the audited period, such royalty shall be paid promptly to CFFTL The fees charged by such accountant shall be paid by CFFTI, unless the audit discloses that the royalties for the audited period are deficient by more than [***************], in which case the Company shall pay the [**************************] charged by the independent certified public accountant."

      1.5 Section 2.8 of the Agreement is deleted in its entirety and the following new Section 2.8 is inserted in lieu thereof:

         "2.8 Call Option. On and after the first Approval Date to occur, the Company shall have the right and option to purchase (the "Call Option") the royalty stream described in Section 2.7 above from CFFTI at an exercise price (which shall be paid upon exercise of the Call Option) determined as follows:

            (a) On or prior to the [******************] after such Approval Date, the exercise price shall be [***************]: the sum of: (1) the [*********], and (2) the amount, if any, by which [****************************************************], and (3)
[*******************] CFFTI through the date of exercise under Section 2.7 of the Agreement (and [**********************************************************]
of the Second Amendment Agreement), discounted back to such Approval. Date at an annual discount rate equal to [***************] (such amount the "Base Exercise Price");

            (b) From and after the [*****************] day after such Approval Date through the third anniversary of such Approval Date, the exercise price shall be the sum of: (X) the [*****************] and (Y) a premium amount equal to [******************************************]; and

            (c) From and after the [***************] of such Approval Date, the exercise price shall be the sum of: (X) the [*****************] and (Y) a premium amount equal to the [*******************************], where the
"Applicable Percentage" shall be

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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equal to [**************************************************************] of
such Approval Date.

By way of example, if the first Approval Date occurs on April 12, 2004 and the exercise of the Call Option occurs on July 20, 2009, a date five years and three months after such Approval Date, the Applicable Percentage would be [******************]."

         1.6 Section 10.1(c) of the Agreement is deleted in its entirety and the following new Section 10.1(c) is inserted in lieu thereof:

            "(c) within thirty (30) days after the Phase II Milestone Date, CFFTI may terminate this Agreement in its sole discretion without cause by sending a written notice of termination to the Company. Such termination shall not be deemed a CFFTI Default provided that: (i) CFFTI pays the Company within [**************] of the date of such notice, an amount that is the lesser of [************************************************* *****] and in the form attached hereto as Exhibit 2.3(b)(ii) as of the date of such termination, or
(ii) the Parties agree in writing to a reasonable alternative course of action. Upon such termination, CFFTI's license under Section 5.1 and rights to License Fees will terminate immediately, provided however, after the first Approval Date to occur, in the event of sales of Products, the Company will pay royalties not to exceed the cumulative total of [***********************************************************] to CFFTI, by
paying to CFFTI [****************] of Net Sales, provided, however, if the Company sells or distributes the Products through a sublicensee and does not sell directly, the Company will pay CFFTI [*****************] of any royalties on Net Sales received therefrom by the Company, in either case pursuant to a payment schedule to be agreed upon by the Parties. Each payment made by the Company to CFFTI hereunder shall be accompanied by a written report summarizing the data used to calculate the amounts paid, including the amount of Net Sales and supporting information reasonably necessary to determine royalties due."

      2. ADVANCE. Notwithstanding any provision in the Agreement to the contrary, the Company and CFFTI agree as follows:

         (a)CFFTI shall fund [********] of the Grant prior to December 31, 2003, which amount, the parties acknowledge, would not otherwise have become due until completion of the Pediatric Phase II milestone under the Milestone Grant Funding Plan in effect prior to the date of this Second Amendment Agreement. The date on which the Advance is actually paid to the Company is referred to herein as the Advance Date.

         (b)In consideration of CFFTI's agreement to make the advance described in Section 2(a) of this Second Amendment Agreement:

            (i) The amount of the Grant payable upon completion of the Pediatric Phase II milestone shall be equal to the excess of (A) [*************] (B) the sum of (1) [*************] (2) the product of
[***************************************
***************************************] that have elapsed from and after
December 31, 2003 through (and including) the date payment in respect of the Pediatric Phase II milestone is

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
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due under the Agreement (such excess amount is referred to as the "Pediatric
Payment"). For purposes of the calculation required by clause (2) of this
Section 2(b)(i)(B), the quarter in which the payment in respect of the Pediatric Phase II milestone is due under the Agreement shall be included, thus by way of example if such milestone were achieved on May 1, 2005, the amount calculated under such clause (2) would be equal to [******]; and

            (ii) Upon payment of the Pediatric Payment in accordance with the applicable provisions of Section 2.5 of the Agreement, the entire Grant shall be deemed funded and CFFTI shall have no further obligation to make payments in respect of the Grant under the Agreement or otherwise; and

            (iii) Within 30 days following the first Approval Date to occur, the Company shall pay to CFFTI, as an additional royalty and in addition to any amounts due under Section 2.7 of the Agreement, an amount equal to $1,500,000 by wire transfer of immediately available funds.

      3. MISCELLANEOUS. Except as amended by the First Amendment Agreement and this Second Amendment Agreement, the Agreement remains in full force and effect, and all references contained in the Agreement to "this Agreement" shall be deemed to include this Second Amendment Agreement. This Second Amendment Agreement may be executed in one or more counterparts, including via facsimile, each of which shall be deemed an original. This Second Amendment Agreement may not be amended except by a written agreement executed by each of the Parties.

      4. EXPENSES. The Company shall pay and indemnify CFFTI against the reasonable fees and expenses (including legal fees and expenses) incurred by CFFTI in connection with the execution of this Second Amendment Agreement. Such amount shall be paid within five (5) days after CFFTI provides the Company with the full amount of such fees and expenses.

      5. ENTIRE AGREEMENT. This Second Amendment Agreement, together with the Agreement and the First Amendment Agreement, contain the entire agreement between the Parties hereto with respect to the matters contemplated herein and therein and supersede all prior agreements or understandings among the Parties related to such matters.

                                  [END OF PAGE]

                            [SIGNATURE PAGE FOLLOWS]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                                                  EXECUTION COPY

      IN WITNESS WHEREOF, the Parties have caused this Second Amendment to Strategic Alliance Agreement to be executed by their respective duly authorized representatives.

                                         ALTUS BIOLOGICS L,NC.

                                         By: /s/ Peter Lanciano
                                             -----------------------------------
                                              Peter Lanciano
                                              President and CEO

                                         CYSTIC FIBROSIS FOUNDATION
                                         THERAPEUTICS, INC.

                                         By: /s/ Robert J. Beall, Ph.D.
                                             -----------------------------------

                                         Name: Robert J. Beall, Ph.D.

                                         Title: President & CEO

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

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                                    EXHIBIT 1

Milestone Grant Funding Plan ($ in millions)
As of December 22, 2003

MILESTONE/ACTIVITY  MILESTONE ACHIEVEMENT DATE  CFFTI FUNDING AMOUNT  COMPANY FUNDING AMOUNT
------------------  --------------------------  --------------------  ----------------------
                                                         [***]                 [***]

                                                         [***]                 [***]

                                                         [***]                 [***]

M1 [***]                     [***]                       [***]                 [***]

M2 [***]                     [***]                       [***]                 [***]

                             [***]                       [***]                 [***]

M3 [***]                     [***]                       [***]                 [***]

                             [***]                       [***]                 [***]

M4 [***]                     [***]                       [***]                 [***]

M5 [***]                     [***]                       [***]                 [***]


M6 [***]                                                                       [***]

                                                                               [***]

M7 [***]                                                 [***]                 [***]

TOTAL                                                    [***]                 [***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                      -48-